                                                   Registration Nos. 333-137941
                                                                      811-09359

    As filed With the Securities and Exchange Commission on April 30, 2008

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ X ]

       Pre-effective Amendment No.  [   ]

       Post-Effective Amendment No. [ 1 ]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ X ]

       Amendment No.                [ 26 ]

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R
                          (Exact Name of Registrant)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              (Name of Depositor)

                                70 Pine Street
                           New York, New York 10270
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, Including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

         [  ] immediately upon filing pursuant to paragraph (b)

         [ X] on April 30, 2008 pursuant to paragraph (b)

         [  ] 60 days after filing pursuant to paragraph (a)(1)

         [  ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

         [ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PLATINUM INVESTOR(R) VIP

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL") through its Separate Account USL VL-R

                           THIS PROSPECTUS IS DATED
                                APRIL 30, 2008

This prospectus describes Platinum Investor VIP flexible premium variable universal life insurance Policies issued by USL. Platinum Investor VIP Policies provide life insurance coverage with flexibility in death benefits, PREMIUM PAYMENTS and INVESTMENT OPTIONS. During the lifetime of the INSURED PERSON you may designate or change the BENEFICIARY to whom Platinum Investor VIP pays the DEATH BENEFIT upon the insured person's death. You choose one of three death benefit options. We guarantee a death benefit if the MONTHLY GUARANTEE PREMIUM is paid and your Policy has not lapsed.

For information on how to contact USL, please see "CONTACT INFORMATION" on page 5.

The Index of Special Words and Phrases on page 69 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The USL declared fixed interest account ("FIXED ACCOUNT") is the fixed investment option for these Policies. You can also use USL's SEPARATE ACCOUNT USL VL-R ("Separate Account") to invest in the Platinum Investor VIP VARIABLE INVESTMENT OPTIONS. Currently, the Platinum Investor VIP variable investment options each purchase shares of a corresponding FUND of:

..   AIG Retirement Company I ("AIG Retirement Co. I")

..   AIM Variable Insurance Funds ("AIM V.I.")

..   The Alger American Fund ("Alger American")

..   American Century Variable Portfolios, Inc. ("American Century VP")

..   Credit Suisse Trust ("Credit Suisse Trust")

..   Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..   Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
    VIP")

..   Janus Aspen Series ("Janus Aspen")

..   MFS(R) Variable Insurance Trust/SM/ ("MFS(R) VIT")

..   Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..   Oppenheimer Variable Account Funds ("Oppenheimer")

..   PIMCO Variable Insurance Trust ("PIMCO VIT")

..   Pioneer Variable Contracts Trust ("Pioneer")

..   Putnam Variable Trust ("Putnam VT")

..   SunAmerica Series Trust ("SunAmerica ST")

..   Van Kampen Life Investment Trust ("Van Kampen LIT")

..   Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 20 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your USL representative or from our ADMINISTRATIVE CENTER shown under "Contact Information" on page 5.

THERE IS NO GUARANTEED CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS.

IF THE CASH SURRENDER VALUE (THE CASH VALUE REDUCED BY ANY LOAN BALANCE) IS INSUFFICIENT TO COVER THE CHARGES DUE UNDER THE POLICY, THE POLICY MAY TERMINATE WITHOUT VALUE.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..............................................  6
POLICY BENEFITS............................................................  6
   YOUR SPECIFIED AMOUNT...................................................  6
   DEATH BENEFIT...........................................................  6
       DEATH BENEFIT PROCEEDS..............................................  6
       DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3.......................  6
          DEATH BENEFIT OPTION 1...........................................  7
          DEATH BENEFIT OPTION 2...........................................  7
          DEATH BENEFIT OPTION 3...........................................  7
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS........  7
       FULL SURRENDERS.....................................................  7
       PARTIAL SURRENDERS..................................................  7
       TRANSFERS...........................................................  7
       POLICY LOANS........................................................  7
   PREMIUMS................................................................  7
       FLEXIBILITY OF PREMIUMS.............................................  7
       FREE LOOK...........................................................  8
   THE POLICY..............................................................  8
       OWNERSHIP RIGHTS....................................................  8
       SEPARATE ACCOUNT....................................................  8
       FIXED ACCOUNT.......................................................  8
       ACCUMULATION VALUE..................................................  8
       PAYMENT OPTIONS.....................................................  8
       TAX BENEFITS........................................................  8
   SUPPLEMENTAL BENEFITS AND RIDERS........................................  8
POLICY RISKS...............................................................  9
   INVESTMENT RISK.........................................................  9
   RISK OF LAPSE...........................................................  9
   TAX RISKS...............................................................  9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS.............................. 10
   POLICY LOAN RISKS....................................................... 10
PORTFOLIO RISKS............................................................ 10
TABLES OF CHARGES.......................................................... 11
GENERAL INFORMATION........................................................ 18
   THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK........ 18
   SEPARATE ACCOUNT USL VL-R............................................... 18
   GUARANTEE OF INSURANCE OBLIGATIONS...................................... 18
   ADDITIONAL INFORMATION.................................................. 19
   COMMUNICATION WITH USL.................................................. 19
       ADMINISTRATIVE CENTER............................................... 19
       E-DELIVERY, E-SERVICE, AND WRITTEN TRANSACTIONS..................... 19
          E-DELIVERY....................................................... 19
          E-SERVICE........................................................ 19
          WRITTEN TRANSACTIONS............................................. 20
   VARIABLE INVESTMENT OPTIONS............................................. 20
   VOTING PRIVILEGES....................................................... 23
   FIXED ACCOUNT........................................................... 24
       OUR GENERAL ACCOUNT................................................. 24
       HOW WE DECLARE INTEREST............................................. 24
   PRELIMINARY INFORMATION STATEMENT AND POLICY SUMMARY.................... 24
   ILLUSTRATIONS........................................................... 24
POLICY FEATURES............................................................ 25
   AGE..................................................................... 25
   DEATH BENEFITS.......................................................... 25
       YOUR SPECIFIED AMOUNT OF INSURANCE.................................. 25
       YOUR DEATH BENEFIT.................................................. 25
       REQUIRED MINIMUM DEATH BENEFIT...................................... 26

       BASE COVERAGE AND SUPPLEMENTAL COVERAGE............................. 28
   PREMIUM PAYMENTS........................................................ 29
       PREMIUM PAYMENTS.................................................... 29
       PREMIUM PAYMENTS AND TRANSFER REQUESTS IN GOOD ORDER................ 29
       LIMITS ON PREMIUM PAYMENTS.......................................... 29
       CHECKS.............................................................. 30
       PLANNED PERIODIC PREMIUMS........................................... 30
       GUARANTEE PERIOD BENEFIT............................................ 30
       FREE LOOK PERIOD.................................................... 31
   CHANGING YOUR INVESTMENT OPTION ALLOCATIONS............................. 31
       FUTURE PREMIUM PAYMENTS............................................. 31
       TRANSFERS OF EXISTING ACCUMULATION VALUE............................ 31
       DOLLAR COST AVERAGING............................................... 31
       AUTOMATIC REBALANCING............................................... 32
       MARKET TIMING....................................................... 32
       RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
         OBLIGATIONS....................................................... 33
   CHANGING THE SPECIFIED AMOUNT OF INSURANCE.............................. 33
       INCREASE IN COVERAGE................................................ 33
       DECREASE IN COVERAGE................................................ 34
   CHANGING DEATH BENEFIT OPTIONS.......................................... 35
       CHANGE OF DEATH BENEFIT OPTION...................................... 35
       TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE................... 35
       EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD
         BENEFIT........................................................... 35
   ACCOUNT VALUE ENHANCEMENT............................................... 36
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS....................... 36
       VALUATION DATES, TIMES, AND PERIODS................................. 36
       FUND PRICING........................................................ 36
       DATE OF RECEIPT..................................................... 37
       COMMENCEMENT OF INSURANCE COVERAGE.................................. 37
       DATE OF ISSUE; POLICY MONTHS AND YEARS.............................. 37
       MONTHLY DEDUCTION DAYS.............................................. 37
       COMMENCEMENT OF INVESTMENT PERFORMANCE.............................. 37
       EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT
         YOU MAKE.......................................................... 37
   REPORTS TO POLICY OWNERS................................................ 38
ADDITIONAL BENEFIT RIDERS.................................................. 38
   RIDERS.................................................................. 38
       ACCIDENTAL DEATH BENEFIT RIDER...................................... 38
       CHILDREN'S INSURANCE BENEFIT RIDER.................................. 38
       MATURITY EXTENSION RIDER............................................ 39
       WAIVER OF MONTHLY DEDUCTION RIDER................................... 40
       MONTHLY GUARANTEE PREMIUM RIDER FOR FIRST 20 YEARS.................. 40
       MONTHLY GUARANTEE PREMIUM RIDER TO AGE 100.......................... 41
       GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER......................... 43
          REQUIREMENTS TO PURCHASE THE RIDER............................... 43
          ELIGIBILITY PERIOD............................................... 44
          WITHDRAWAL PERIOD................................................ 44
          GUARANTEED BENEFIT BALANCE....................................... 44
          MAXIMUM GUARANTEED ANNUAL WITHDRAWAL............................. 45
          GUARANTEED BENEFIT BALANCE AND MAXIMUM ANNUAL WITHDRAWAL
            AMOUNT CALCULATIONS DURING THE WITHDRAWAL PERIOD............... 45
          POLICY SURRENDER OR MATURITY..................................... 45
          POLICY LAPSE..................................................... 45
          RIDER CHARGE..................................................... 46
          DEATH BENEFIT.................................................... 46
          INVESTMENT OPTION RESTRICTIONS................................... 46
          MONTHLY GUARANTEE PERIOD BENEFIT................................. 47
          REINSTATEMENT.................................................... 48
          TERMINATION...................................................... 48
   TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS........................... 49
POLICY TRANSACTIONS........................................................ 49

    E-DELIVERY, E-SERVICE AND WRITTEN TRANSACTIONS......................... 49
    WITHDRAWING POLICY INVESTMENTS......................................... 49
        FULL SURRENDER..................................................... 49
        PARTIAL SURRENDER.................................................. 49
        OPTION TO EXCHANGE POLICY DURING FIRST 18 MONTHS................... 50
        OPTION TO CONVERT TO PAID-UP ENDOWMENT INSURANCE................... 50
        RIGHT TO CONVERT IN THE EVENT OF A MATERIAL CHANGE IN
          INVESTMENT POLICY................................................ 51
        POLICY LOANS....................................................... 51
        PREFERRED LOAN INTEREST RATE....................................... 52
        MATURITY OF YOUR POLICY............................................ 52
        TAX CONSIDERATIONS................................................. 52
 POLICY PAYMENTS........................................................... 52
    PAYMENT OPTIONS........................................................ 52
        CHANGE OF PAYMENT OPTION........................................... 53
        TAX IMPACT......................................................... 53
    THE BENEFICIARY........................................................ 53
    ASSIGNMENT OF A POLICY................................................. 53
    PAYMENT OF PROCEEDS.................................................... 54
        GENERAL............................................................ 54
        DELAY OF FIXED ACCOUNT PROCEEDS.................................... 54
        DELAY FOR CHECK CLEARANCE.......................................... 54
        DELAY OF SEPARATE ACCOUNT USL VL-R PROCEEDS........................ 54
        DELAY TO CHALLENGE COVERAGE........................................ 54
        DELAY REQUIRED UNDER APPLICABLE LAW................................ 55
 ADDITIONAL RIGHTS THAT WE HAVE............................................ 55
        UNDERWRITING AND PREMIUM CLASSES................................... 55
        POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS".................... 56
        POLICIES PURCHASED THROUGH TERM LIFE CONVERSIONS................... 56
        VARIATIONS IN EXPENSES OR RISKS.................................... 56
 CHARGES UNDER THE POLICY.................................................. 56
        STATUTORY PREMIUM TAX CHARGE....................................... 56
        PREMIUM EXPENSE CHARGE............................................. 56
        DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)...................... 56
        FLAT MONTHLY CHARGE................................................ 56
        MONTHLY CHARGE PER $1,000 OF BASE COVERAGE......................... 57
        MONTHLY INSURANCE CHARGE........................................... 57
        MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS...................... 58
        SURRENDER CHARGE................................................... 58
        PARTIAL SURRENDER PROCESSING FEE................................... 59
        TRANSFER FEE....................................................... 59
        ILLUSTRATIONS...................................................... 59
        POLICY LOANS....................................................... 59
        CHARGE FOR TAXES................................................... 59
        ALLOCATION OF CHARGES.............................................. 59
    MORE ABOUT POLICY CHARGES.............................................. 60
        PURPOSE OF OUR CHARGES............................................. 60
        GENERAL............................................................ 60
 ACCUMULATION VALUE........................................................ 60
        YOUR ACCUMULATION VALUE............................................ 60
        YOUR INVESTMENT OPTIONS............................................ 60
 POLICY LAPSE AND REINSTATEMENT............................................ 61
 FEDERAL TAX CONSIDERATIONS................................................ 61
    TAX EFFECTS............................................................ 62
        GENERAL............................................................ 62
        TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS..................... 62
        OTHER EFFECTS OF POLICY CHANGES.................................... 63
        RIDER BENEFITS..................................................... 63
        TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A
          MODIFIED ENDOWMENT CONTRACT...................................... 63
        TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A
          MODIFIED ENDOWMENT CONTRACT...................................... 64
        POLICY LAPSES AND REINSTATEMENTS................................... 65

       DIVERSIFICATION AND INVESTOR CONTROL................................ 65
       ESTATE AND GENERATION SKIPPING TAXES................................ 65
       LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS......................... 66
       PENSION AND PROFIT-SHARING PLANS.................................... 66
       OTHER EMPLOYEE BENEFIT PROGRAMS..................................... 67
       ERISA............................................................... 67
       OUR TAXES........................................................... 67
       WHEN WE WITHHOLD INCOME TAXES....................................... 67
       TAX CHANGES......................................................... 67
LEGAL PROCEEDINGS.......................................................... 68
FINANCIAL STATEMENTS....................................................... 68
INDEX OF SPECIAL WORDS AND PHRASES......................................... 69

                              CONTACT INFORMATION

ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE PLATINUM INVESTOR VIP POLICIES.

           ADMINISTRATIVE CENTER:                  HOME OFFICE:            PREMIUM PAYMENTS:
-------------------------------------------- ------------------------ ---------------------------
(EXPRESS DELIVERY)        (U.S. MAIL)        70 Pine Street           (EXPRESS DELIVERY)
VUL Administration        VUL Administration New York, New York 10270 The United States Life
2727-A Allen Parkway      P. O. Box 4880     1-212-709-6000           Insurance Company in the
Houston, Texas 77019-2191 Houston, Texas                              City of New York
1-713-831-3913,           77210-4880                                  Payment Processing Center
1-800-251-3720                                                        8430 West Bryn Mawr
(Hearing Impaired)                                                    Avenue
1-888-436-5256                                                        3rd Floor Lock Box 0814
Fax: 1-713-620-6653                                                   Chicago, Illinois 62713
(EXCEPT PREMIUM PAYMENTS)                                             (U.S. MAIL)
                                                                      The United States Life
                                                                      Insurance Company in the
                                                                      City of New York
                                                                      Payment Processing Center
                                                                      P.O. Box 0814
                                                                      Carol Stream, IL 60132-0814

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                POLICY BENEFITS

   The insured person under a Policy must be age 18 or older at the time the Policy is issued. During the insured person's lifetime, you may, within limits,
(1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE or amount of premiums under your Policy, upon the INSURED PERSON'S death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among the 43 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "FUND," and collectively, the "FUNDS"), and the Fixed Account, which credits a specified rate of interest.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

YOUR SPECIFIED AMOUNT

   In your application to buy a Platinum Investor VIP Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "BASE COVERAGE" plus any "SUPPLEMENTAL COVERAGE" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 28.

DEATH BENEFIT

..   Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding POLICY LOANS and increased by any unearned LOAN INTEREST we may have already charged) to the beneficiary when the insured person dies. In your application to buy a Platinum Investor VIP Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We will increase the death benefit by any additional death benefit under a rider. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

..   Death Benefit Option 1, Option 2 and Option 3:

    You can choose death benefit OPTION 1 or OPTION 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit OPTION 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

    . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

    . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's ACCUMULATION VALUE as of the date of death.

    . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a PARTIAL SURRENDER are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase the death benefit under any of the above death benefit Options. See "Required minimum death benefit" on page 26.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..   Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "CASH SURRENDER VALUE." You cannot REINSTATE a surrendered Policy. A full surrender may have adverse tax consequences.

..   Partial Surrenders: You may, at any time after the first POLICY YEAR, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

..   Transfers: Within certain limits, you may make TRANSFERS among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

..   Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next
    Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest monthly on loaned amounts; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a PREFERRED LOAN from your Policy. You may increase your risk of LAPSE if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..   Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that either of the "GUARANTEE PERIOD BENEFIT" riders (described under

    "Guarantee period benefit" on page 30) remains in effect. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..   Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

..   Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..   Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

..   Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 3% or more annually. We may declare higher rates of interest, but are not obligated to do so.

..   Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..   Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these PAYMENT OPTIONS is available on request from our Administrative Center shown under "Contact Information" on page 5.

..   Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of BASIS or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day.

Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF LAPSE

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While either of the guarantee period benefit riders or the guaranteed minimum withdrawal benefit rider is applicable to your Policy, if you pay the MONTHLY GUARANTEE PREMIUMS your Policy will not lapse and we will provide a death benefit depending on the death benefit Option you chose.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 61. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under Death Benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your USL representative or the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   USL may also make available to Policy owners other variable universal life insurance policies with different features and different charges. Please ask your USL representative about our other policies.

   The first table describes the fees and expenses that are payable at the time that you (1) buy a Policy, (2) change a Policy's specified amount,
(3) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's specified amount, or (4) transfer accumulation value between investment options.

                               TRANSACTION FEES

                               WHEN CHARGE IS     MAXIMUM GUARANTEED
CHARGE                            DEDUCTED              CHARGE           CURRENT CHARGE
------                       -------------------- -------------------  -------------------
STATUTORY PREMIUM TAX CHARGE Upon receipt of      3.5%/1/ of each      2%/1/ of each
                             each premium payment premium payment      premium payment

PREMIUM EXPENSE CHARGE       Upon receipt of      7.5% of the premium  5% of the premium
                             each premium payment payment remaining    payment remaining
                                                  after deduction of   after deduction of
                                                  the premium tax      the premium tax
                                                  charge               charge

--------
/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

                               TRANSACTION FEES

                        WHEN CHARGE IS         MAXIMUM
CHARGE                     DEDUCTED       GUARANTEED CHARGE   CURRENT CHARGE
------                ------------------  -----------------  -----------------
SURRENDER CHARGE
  Maximum Charge -    Upon a partial      $40 per $1,000 of  $40 per $1,000 of
  for the first       surrender or a      base coverage      base coverage
  Policy year - for   full surrender of
  a 66 year old       your Policy during
  female, with a      the first 10
  Specified Amount    Policy years and
  of $360,000, of     during the first
  which $360,000 is   10 Policy years
  base coverage/1/    following an
                      increase in the
                      Policy's base
                      coverage/1/

  Minimum Charge -    Upon a partial      $5 per $1,000 of   $5 per $1,000 of
  for the first       surrender or a      base coverage      base coverage
  Policy year - for   full surrender of
  a 18 year old       your Policy during
  female, with a      the first 10
  Specified Amount    Policy years and
  of $360,000, of     during the first
  which $36,000 is    10 Policy years
  base coverage/1/    following an
                      increase in the
                      Policy's base
                      coverage/1/

  Example Charge -    Upon a partial      $16 per $1,000 of  $16 per $1,000 of
  for the first       surrender or a      base coverage      base coverage
  Policy year - for   full surrender of
  a 38 year old       your Policy during
  male, with a        the first 10
  Specified Amount    Policy years and
  of $360,000, of     during the first
  which $306,000 is   10 Policy years
  base coverage/1/    following an
                      increase in the
                      Policy's base
                      coverage/1/

  PARTIAL SURRENDER   Upon a partial      The lesser of $25  $10
  PROCESSING FEE      surrender of your   or 2% of the
                      Policy              amount of the
                                          partial surrender

  TRANSFER FEE        Upon a transfer of  $25 for each       $25 for each
                      accumulation value  transfer/2/        transfer/2/

  POLICY OWNER        Upon each request   $25                $0
  ADDITIONAL          for a Policy
  ILLUSTRATION        illustration after
  CHARGE              the first in a
                      Policy year
--------
/1/ The Surrender Charge will vary based on the insured person's sex, age, Policy year and base coverage. The surrender charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 28. The Surrender Charges shown in the table may not be typical of the charges you will pay. Pages 28 and 29 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

/2/  The first 12 transfers in a Policy year are free of charge.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                               PERIODIC CHARGES
                      (OTHER THAN FUND FEES AND EXPENSES)

                       WHEN CHARGE IS        MAXIMUM
CHARGE                    DEDUCTED      GUARANTEED CHARGE    CURRENT CHARGE
------                ----------------- ------------------ -------------------

FLAT MONTHLY CHARGE   Monthly, at the   $6                 $6
                      beginning of
                      each Policy month

COST OF INSURANCE
CHARGE/1/

  Maximum Charge      Monthly, at the   $5.54 per $1,000   $2.34 per $1,000 of
  for the first       beginning of      of net amount at   net amount at risk
  Policy year - for   each Policy month risk/2/            attributable to
  a 75 year old                         attributable to    base coverage; and
  male, standard                        base coverage; and
  tobacco, with a                                          $0.56 per $1,000 of
  Specified Amount                      $5.54 per $1,000   net amount at risk
  of $50,000, of                        of net amount at   attributable to
  which $50,000 is                      risk attributable  supplemental
  base coverage                         to supplemental    coverage
                                        coverage

  Minimum Charge      Monthly, at the   $0.08 per $1,000   $0.05 per $1,000 of
  for the first       beginning of      of net amount at   net amount at risk
  Policy year - for   each Policy month risk attributable  attributable to
  an 18 year old                        to base coverage;  base coverage; and
  female, preferred                     and
  non-tobacco, with                                        $0.04 per $1,000 of
  a Specified                           $0.08 per $1,000   net amount at risk
  Amount of                             of net amount at   attributable to
  $1,000,000, of                        risk attributable  supplemental
  which $100,000 is                     to supplemental    coverage
  base coverage and                     coverage
  $900,000 is
  supplemental
  coverage

  Example Charge      Monthly, at the   $0.22 per $1,000   $0.10 per $1,000 of
  for the first       beginning of      of net amount at   net amount at risk
  Policy year - for   each Policy month risk attributable  attributable to
  a 38 year old                         to base coverage;  base coverage; and
  male, preferred                       and
  non-tobacco, with                                        $0.05 per $1,000 of
  a Specified                           $0.22 per $1,000   net amount at risk
  Amount of                             of net amount at   attributable to
  $360,000, of                          risk attributable  supplemental
  which $252,000 is                     to supplemental    coverage
  base coverage and                     coverage
  $108,000 is
  supplemental
  coverage
--------
/1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, PREMIUM CLASS, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 28. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 26 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 24 of this prospectus.

/2/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

                               PERIODIC CHARGES
                      (OTHER THAN FUND FEES AND EXPENSES)

                        WHEN CHARGE IS         MAXIMUM
CHARGE                     DEDUCTED        GUARANTEED CHARGE  CURRENT CHARGE
------                -------------------  ----------------- ------------------
MONTHLY CHARGE PER
$1,000 OF BASE
COVERAGE/1/

  Maximum Charge -    Monthly, at the      $1.42 per $1000   $1.42 per $1000
  for an 75 year      beginning of each    of base coverage  of base coverage
  old male,           Policy month. This
  standard tobacco,   Charge is imposed
  with a Specified    during the first 5
  Amount of           Policy years and
  $360,000, of        the first 5 Policy
  which $360,000 is   years following an
  base coverage       increase in base
                      coverage/2/

  Minimum Charge -    Monthly, at the      $0.09 per $1000   $0.09 per $1000
  for an 18 year      beginning of each    of base coverage  of base coverage
  old female,         Policy month. This
  preferred           Charge is imposed
  non-tobacco, with   during the first 5
  a Specified         Policy years and
  Amount of           the first 5 Policy
  $360,000, of        years following an
  which $36,000 is    increase in base
  base coverage       coverage/2/

  Example Charge -    Monthly, at the      $0.18 per $1000   $0.18 per $1000
  for a 38 year old   beginning of each    of base coverage  of base coverage
  male, preferred     Policy month. This
  non-tobacco, with   Charge is imposed
  a Specified         during the first 5
  Amount of           Policy years and
  $360,000, of        the first 5 Policy
  which $306,000 is   years following an
  base coverage       increase in base
                      coverage/2/

DAILY CHARGE          Daily                annual effective  annual effective
(MORTALITY AND                             rate of 0.70% of  rate of 0.70% of
EXPENSE RISK FEE)                          accumulation      accumulation
  Policy years                             value invested    value invested in
  1-10/ 3/                                 in the variable   the variable
                                           investment        investment options
                                           options

POLICY LOAN           Annually (in         4.75% of the      4.75% of the loan
INTEREST CHARGE       advance, on your     loan balance/4/   balance/4/
                      Policy anniversary)
--------
/1/ The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class. See "Base coverage and supplemental coverage" on page 28. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3 of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for the First Five Years." More detailed information covering your Monthly Charge per $1,000 of base coverage is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your USL representative. There is no additional charge for any illustrations which may show various amounts of coverage.

/2/ The charge assessed during the first 5 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

/3/  After the 10/th/ Policy year, the maximum DAILY CHARGE will be as follows:
            Policy years 11-20....... annual effective rate of 0.35%
            Policy years 21+......... annual effective rate of 0.15%
     These reductions in the amount of the daily charge are guaranteed.

/4/ We assess loan interest at the beginning of each Policy year at a rate of 4.54%. the 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. See "Policy loans" on page 7.

   The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                               PERIODIC CHARGES
                        (OPTIONAL BENEFIT RIDERS ONLY)

 OPTIONAL BENEFIT       WHEN CHARGE IS         MAXIMUM
 RIDER                     DEDUCTED       GUARANTEED CHARGE   CURRENT CHARGE
 ----------------      -----------------  -----------------  -----------------

 ACCIDENTAL DEATH
 BENEFIT/1/

   Maximum Charge -    Monthly, at the    $0.13 per $1,000   $0.13 per $1,000
   for a 65 year old   beginning of each  of rider coverage  of rider coverage
                       Policy month

   Minimum Charge -    Monthly, at the    $0.06 per $1,000   $0.06 per $1,000
   for a 29 year old   beginning of each  of rider coverage  of rider coverage
                       Policy month

   Example Charge -    Monthly, at the    $0.06 per $1,000   $0.06 per $1,000
   for a 38 year old   beginning of each  of rider coverage  of rider coverage
                       Policy month

 CHILDREN'S            Monthly, at the    $0.43 per $1,000   $0.43 per $1,000
 INSURANCE BENEFIT     beginning of each  of rider coverage  of rider coverage
                       Policy month

 MATURITY EXTENSION
 DEATH BENEFIT
 VERSION

   Initial Charge      Monthly beginning  $1 per $1,000 of   $0.03 per $1,000
                       9 years before     net amount at      of net amount at
                       your original      risk attributable  risk attributable
                       maturity date      to the Policy      to the Policy
                                          (without any       (without any
                                          riders)            riders)

   Administrative      Monthly, at the    $10                $0
   Charge              beginning of the
                       Policy month
                       which follows
                       your original
                       maturity date
--------
/1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

                               PERIODIC CHARGES
                        (OPTIONAL BENEFIT RIDERS ONLY)

OPTIONAL BENEFIT        WHEN CHARGE IS         MAXIMUM
RIDER                      DEDUCTED       GUARANTEED CHARGE   CURRENT CHARGE
----------------       -----------------  -----------------  -----------------
WAIVER OF MONTHLY
DEDUCTION/1/

  Maximum Charge -     Monthly, at the    $0.40 per $1,000   $0.40 per $1,000
  for a 59 year old    beginning of each  of net amount at   of net amount at
                       Policy month       risk attributable  risk attributable
                                          to the Policy      to the Policy

  Minimum Charge -     Monthly, at the    $0.02 per $1,000   $0.02 per $1,000
  for an 18 year old   beginning of each  of net amount at   of net amount at
                       Policy month       risk attributable  risk attributable
                                          to the Policy      to the Policy

  Example Charge -     Monthly, at the    $0.03 per $1,000   $0.03 per $1,000
  for a 38 year old    beginning of each  of net amount at   of net amount at
                       Policy month       risk attributable  risk attributable
                                          to the Policy      to the Policy

MONTHLY GUARANTEE
PREMIUM RIDER TO
AGE 100/2/

  Maximum Charge -     Monthly, at the    $0.096 per $1,000  $0.08 per $1,000
  for a 75 year old    beginning of each  of net amount at   of net amount at
                       Policy month       risk attributable  risk attributable
                                          to the Policy      to the Policy

  Minimum Charge -     Monthly, at the    $0.024 per $1,000  $0.02 per $1,000
  for a 18 year old    beginning of each  of net amount at   of net amount at
                       Policy month       risk attributable  risk attributable
                                          to the Policy      to the Policy

  Example Charge -     Monthly, at the    $0.043 per $1,000  $0.036 per $1,000
  for a 38 year old    beginning of each  of net amount at   of net amount at
                       Policy month       risk attributable  risk attributable
                                          to the Policy      to the Policy

GUARANTEED MINIMUM
WITHDRAWAL BENEFIT

  Rider Charge         Daily              Annual effective   Annual effective
                                          rate of 1.50%/3/   rate of 0.75%/3/
--------
/1/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

/2/ The charge for the Monthly Guarantee Premium Rider to Age 100 will vary based on the insured person's age when the Policy is issued and the net amount at risk attributable to the Policy. We currently charge for the Rider beginning in the fourth Policy year. We reserve the right to begin the charge as early as the first Policy year. However a change in the beginning date of the charge will not affect the beginning date for any Policy owner who has already selected the rider.

/3/ Percentages are calculated as a percent of accumulation value invested in the variable investment options.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2007. Current and future expenses for the Funds may be higher or lower than those shown.

                         ANNUAL FUND FEES AND EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

CHARGE                                                          MAXIMUM MINIMUM
------                                                          ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE FUNDS        1.28%   0.24%
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDE
MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND OTHER
EXPENSES)/1/

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.
--------
/1/ Currently 12 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2009. The impact of contractual reimbursements or fee waivers is as follows:

 CHARGE                                                         MAXIMUM MINIMUM
 ------                                                         ------- -------
 Total Annual Fund Operating Expenses for all of the Funds       1.18%   0.24%
 After Contractual Reimbursement or Fee Waiver

                              GENERAL INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL's home office is 70 Pine Street, New York, New York 10270. USL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. USL is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name for USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

   USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

SEPARATE ACCOUNT USL VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 57 separate "divisions," 43 of which correspond to the 43 variable "investment options" available under the Policy. The remaining 14 divisions, and all of these 57 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under the Policies are guaranteed by American Home Assurance Company ("American Home"), an affiliate of USL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The guarantee provides that Policy owners can enforce the guarantee directly.

   USL expects that the American Home guarantee will be terminated in the near future. However, the insurance obligations on Policies issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of USL.

ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH USL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your USL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service, and written transactions. There are several different ways to request and receive Policy services.

   E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aigag.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

   E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service or in writing. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aigag.com and complete the information on the introductory page under "Not an E-Service Member?" You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       Written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service.

       .  transfer of accumulation value;*

       .  change of allocation percentages for premium payments;*

       .  change of allocation percentages for Policy deductions;*

       .  loan;

       .  full surrender;

       .  partial surrender;

       .  change of beneficiary or contingent beneficiary;

       .  loan repayments or loan interest payments;

       .  change of death benefit option or manner of death benefit payment;

       .  change in specified amount;

       . addition or cancellation of, or other action with respect to any benefit riders;

       .  election of a payment option for Policy proceeds; and

       .  tax withholding elections.
--------
*  These transactions are permitted by E-Service or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your USL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the table. Fund sub-advisers are shown in parenthesis.

VARIABLE INVESTMENT OPTIONS                          INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------                          -----------------------------------------------
AIG Retirement Co. I/1/ International Equities Fund  VALIC* (AIG Global Investment Corp.)
AIG Retirement Co. I/1/ Mid Cap Index Fund           VALIC* (AIG Global Investment Corp.)
AIG Retirement Co. I/1/ Money Market I Fund          VALIC* (AIG SunAmerica Asset Management Corp.)
AIG Retirement Co. I/1/ Nasdaq-100(R) Index Fund     VALIC* (AIG Global Investment Corp.)
AIG Retirement Co. I/1/ Science & Technology Fund/2/ VALIC* (RCM Capital Management, LLC)
                                                     (T. Rowe Price Associates, Inc.)
                                                     (Wellington Management Company, LLP)
AIG Retirement Co. I/1/ Small Cap Index Fund         VALIC* (AIG Global Investment Corp.)
AIG Retirement Co. I/1/ Stock Index Fund             VALIC* (AIG Global Investment Corp.)

VARIABLE INVESTMENT OPTIONS                                             INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------                                       -----------------------------------------------------------
AIM V.I. International Growth Fund - Series I Shares              Invesco Aim Advisors, Inc.
                                                                  (AIM Funds Management Inc.)
                                                                  (Invesco Asset Management Deutschland, GmbH)
                                                                  (Invesco Asset Management (Japan) Limited)
                                                                  (Invesco Asset Management Limited)
                                                                  (Invesco Australia Limited)
                                                                  (Invesco Global Asset Management (N.A.), Inc.)
                                                                  (Invesco Hong Kong Limited)
                                                                  (Invesco Institutional (N.A.), Inc.)
                                                                  (Invesco Senior Secured Management, Inc.)

Alger American Capital Appreciation Portfolio - Class O Shares/3/ Fred Alger Management, Inc.

Alger American MidCap Growth Portfolio - Class O Shares           Fred Alger Management, Inc.

American Century VP Value Fund                                    American Century Investment Management, Inc.

Credit Suisse Trust Small Cap Core I Portfolio                    Credit Suisse Asset Management, LLC

Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2/4/  Fidelity Management & Research Company (FMR Co., Inc.)
                                                                  (Fidelity International Investment Advisors)
                                                                  (Fidelity International Investment Advisors (U.K.) Limited)
                                                                  (Fidelity Investments Japan Limited)
                                                                  (Fidelity Investments Money Management, Inc.)
                                                                  (Fidelity Management & Research (U.K.) Inc.)
                                                                  (Fidelity Research & Analysis Company)

Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2/5/      Fidelity Management & Research Company (FMR Co., Inc.)
                                                                  (Fidelity International Investment Advisors)
                                                                  (Fidelity International Investment Advisors (U.K.) Limited)
                                                                  (Fidelity Investments Japan Limited)
                                                                  (Fidelity Management & Research (U.K.) Inc.)
                                                                  (Fidelity Research & Analysis Company)

Fidelity(R) VIP Equity-Income Portfolio - Service Class 2         Fidelity Management & Research Company (FMR Co., Inc.)
                                                                  (Fidelity International Investment Advisors)
                                                                  (Fidelity International Investment Advisors (U.K.) Limited)
                                                                  (Fidelity Investments Japan Limited)
                                                                  (Fidelity Management & Research (U.K.) Inc.)
                                                                  (Fidelity Research & Analysis Company)

Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2/6/       Strategic Advisers(R), Inc.
                                                                  Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2/7/       Strategic Advisers(R), Inc.
                                                                  Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2/8/       Strategic Advisers(R), Inc.
                                                                  Fidelity Management & Research Company

Fidelity(R) VIP Growth Portfolio - Service Class 2                Fidelity Management & Research Company (FMR Co., Inc.)
                                                                  (Fidelity International Investment Advisors)
                                                                  (Fidelity International Investment Advisors (U.K.) Limited)
                                                                  (Fidelity Investments Japan Limited)
                                                                  (Fidelity Management & Research (U.K.) Inc.)
                                                                  (Fidelity Research & Analysis Company)

Fidelity(R) VIP Mid Cap Portfolio - Service Class 2               Fidelity Management & Research Company (FMR Co., Inc.)
                                                                  (Fidelity International Investment Advisors)
                                                                  (Fidelity International Investment Advisors (U.K.) Limited)
                                                                  (Fidelity Investments Japan Limited)
                                                                  (Fidelity Management & Research (U.K.) Inc.)
                                                                  (Fidelity Research & Analysis Company)

Franklin Templeton VIP Franklin Small Cap Value Securities        Franklin Advisory Services, LLC
Fund - Class 2

Franklin Templeton VIP Franklin U.S. Government Fund - Class 2    Franklin Advisers, Inc.

Franklin Templeton VIP Mutual Shares Securities Fund - Class 2/9/ Franklin Mutual Advisers, LLC

VARIABLE INVESTMENT OPTIONS                                     INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------                                 --------------------------------------------------------
Franklin Templeton VIP Templeton Foreign Securities Fund -  Templeton Investment Counsel, LLC
Class 2

Janus Aspen International Growth Portfolio - Service Shares Janus Capital Management LLC

Janus Aspen Mid Cap Growth Portfolio - Service Shares       Janus Capital Management LLC

MFS(R) VIT New Discovery Series - Initial Class/10/         Massachusetts Financial Services Company

MFS(R) VIT Research Series - Initial Class/11/              Massachusetts Financial Services Company

Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I     Neuberger Berman Management Inc. (Neuberger Berman, LLC)

Oppenheimer Balanced Fund/VA - Non-Service Shares/12/       OppenheimerFunds, Inc.

Oppenheimer Global Securities Fund/VA - Non-Service Shares  OppenheimerFunds, Inc.

PIMCO VIT CommodityRealReturn/TM/ Strategy Portfolio -      Pacific Investment Management Company LLC
Administrative Class/13/

PIMCO VIT Real Return Portfolio - Administrative Class/14/  Pacific Investment Management Company LLC

PIMCO VIT Short-Term Portfolio - Administrative Class       Pacific Investment Management Company LLC

PIMCO VIT Total Return Portfolio - Administrative Class     Pacific Investment Management Company LLC

Pioneer Mid Cap Value VCT Portfolio - Class I Shares        Pioneer Investment Management, Inc.

Putnam VT Diversified Income Fund - Class IB                Putnam Investment Management, LLC (Putnam Investment
                                                            Limited)

Putnam VT International Growth and Income Fund - Class IB   Putnam Investment Management, LLC (Putnam Investment
                                                            Limited)

SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares  AIG SunAmerica Asset Management Corp.

SunAmerica ST Balanced Portfolio - Class 1 Shares/15/       AIG SunAmerica Asset Management Corp.
                                                            (J. P. Morgan Investment Management, Inc.)

Van Kampen LIT Growth and Income Portfolio - Class I Shares Van Kampen Asset Management

Vanguard** VIF High Yield Bond Portfolio                    Wellington Management Company, LLP

Vanguard** VIF REIT Index Portfolio                         The Vanguard Group, Inc.

--------
/1/ Effective May 1, 2008, VALIC Company I is changing its name to AIG Retirement Company I.

/2/ The Fund type for AIG Retirement Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.

/3/ Effective May 1, 2008, the Alger American Leveraged AllCap Portfolio is changing its name to Alger American Capital Appreciation Portfolio.

/4/ The Fund type for Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2 is high total return.

/5/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.

/6/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.

/7/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.

/8/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.

/9/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation.

/10/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.

/11/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.

/12/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.

/13/ The Fund type for PIMCO VIT CommodityRealReturn/TM/ Strategy Portfolio -
     Administrative Class is maximum real return.

/14/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.

/15/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.

*  "VALIC" means The Variable Annuity Life Insurance Company.

** "Vanguard" is a trademark of the Vanguard Group, Inc.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 56.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. We reserve the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 59. The "daily charge" described on page 56 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

PRELIMINARY INFORMATION STATEMENT AND POLICY SUMMARY

   Before you purchase the Policy, we will provide you with a Buyer's Guide and a preliminary information statement illustrating some of the values and benefits of your Policy. If you request us to do so when you apply for your Policy, we will furnish you with additional preliminary information statements based on other characteristics. These characteristics could include different annual investment returns, your choice of investment options which show your premium payment invested in percentages of your choice, the weighted average of Fund expenses, and other differences you request. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued. Copies of the Buyer's Guide and preliminary information statement are provided free of charge.

ILLUSTRATIONS

   After you purchase your Policy and upon your request, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the insured person's age and premium class and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options. A personalized illustration takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

   A personalized illustration is illustrative only and should not be considered a representation of actual future performance. Your actual rates of return and actual charges may be higher or lower than an illustration. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

                                POLICY FEATURES

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

   We currently require that the insured person under a Policy is at least age 18 when we issue the Policy.

DEATH BENEFITS

   Your specified amount of insurance. In your application to buy a Platinum Investor VIP Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

   The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 28.

   We also guarantee a death benefit for a specified period, provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders.
We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We offer two different guarantee period benefit riders. We also offer a guaranteed minimum withdrawal benefit rider that includes a guarantee period benefit. We provide more information about the specified amount and the guarantee period benefit under "Guarantee period benefit," on page 30 and a discussion of the three riders under "Additional Benefit Riders" on page 38. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 57.)

   Your death benefit. You must choose one of three death benefit Options under your Policy at the time it is issued.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is:

    .  Option 1--The specified amount on the date of the insured person's death.

    . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

    . Option 3--The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   See "Partial surrender" on page 49 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the MONTHLY INSURANCE CHARGE we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "REQUIRED MINIMUM DEATH BENEFIT" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE PREMIUM TEST" or the "CASH VALUE ACCUMULATION TEST." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   There is an exception to your electing one of the tests. If you purchase the guaranteed minimum withdrawal benefit rider, we will automatically provide you with the guideline premium test.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on page 26 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 99.

                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST

INSURED PERSON'S
ATTAINED AGE                        40   45   50   55   60   65   70   75   99
----------------                   ---  ---  ---  ---  ---  ---  ---  ---  ---
%                                  344% 293% 252% 218% 191% 169% 152% 140% 104%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 to 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST

INSURED PERSON'S ATTAINED AGE      40   45   50   55   60   65   70   75   95+
%                                  250% 215% 185% 150% 130% 120% 115% 105% 100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

   Base coverage and supplemental coverage. The amount of insurance coverage you select at the time you apply to purchase a Policy is called the specified amount. The specified amount is the total of two types of coverage: your "base coverage" and "supplemental coverage," if any, that you select. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

   . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage;

   .  Supplemental coverage has no surrender charges;

   . The cost of insurance rate for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage;

   . We calculate the monthly guarantee premiums and age 100 monthly guarantee premiums at a higher rate for supplemental coverage than for base coverage (see "Guarantee period benefit" on page 30); and

   . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 10 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

   You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your USL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

PREMIUM PAYMENTS

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 31, will be allocated upon receipt to the available investment options you have chosen.

   Premium Payments and Transfer Requests in Good Order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 37 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 61. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms

(including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 33.)

   Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the City of New York," or "USL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your USL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Guarantee period benefit" on page 30) remains in effect ("Cash surrender value" is explained under "Full Surrenders" on page 7). The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Guarantee period benefit. Your Policy makes three benefit riders available to you that provide a "guarantee period benefit." This means that if you have one of these guarantee period benefit riders, your Policy and any other benefit riders you have selected will not lapse during the rider's guarantee period as long as you have paid the required monthly guarantee premiums associated with that rider. The required monthly guarantee premiums for the guarantee period benefit rider you have selected are shown on page 3 of your Policy. The more supplemental coverage you select the higher are the monthly guarantee premiums. If you pay the monthly guarantee premiums while the rider is in force, your Policy will not lapse even if your Policy's cash surrender value has declined to zero. You cannot select any of these riders if you also select death benefit Option 3. There is no death benefit guarantee available with Option 3.

   One of these riders, called the "monthly guarantee premium rider for the first 20 years," is a benefit provided to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the "guaranteed minimum withdrawal benefit rider." We issue the rider only when the Policy is issued. There is no charge associated with the rider. You may select the "monthly guarantee premium rider to age 100" or the guaranteed minimum withdrawal benefit rider only at the time we issue your Policy and you select either death benefit Option 1 or Option 2 and certain other Policy features. There is a charge for either of these riders. We will not issue the monthly guarantee premium rider for first 20 years or the monthly guarantee premium rider to age 100 if you select the guaranteed minimum withdrawal benefit rider.

   There is no difference in the calculation of Policy values and the death benefit between a Policy that has a guarantee period benefit under the monthly guarantee premium rider for first 20 years and one that does not, because the rider is free of charge. However, because there is a charge for the monthly guarantee premium rider to age 100 and the guaranteed minimum withdrawal benefit rider, Policy values are lower for a Policy that has either of these riders as opposed to one that does not.

   Some states require variations in the terms of one or more of the riders or prohibit their availability. The conditions and benefits of each rider are described under "Additional Benefit Riders" on page 38. Be sure to review their descriptions.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the USL representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another within certain limits. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. We will charge you $25 for each additional transfer. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the Fixed Account is limited to the greater of:

   . 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary; or

   . the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

   Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page 55.

   Dollar cost averaging. DOLLAR COST AVERAGING is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the investment option of your choice to one or more of the other variable investment options that you choose.

You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. (The term "valuation period" is described on page 36.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy owners;

   .  interference with the efficient management of the Fund's portfolio; and

   .  increased administrative costs.

   We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

   We are required to monitor the Policies to determine if a Policy owner requests:

   . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option; or

   . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

   . an exchange out of a variable investment option, other than the money market investment option, followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

   . an exchange into a variable investment option, other than the money market investment option, followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violations of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

   Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

   . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

   . applies as if we were instead issuing the same amount of base coverage as a new Platinum Investor VIP Policy; and

   . applies to the amount of the increase for the 10 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first five Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 10% of the total specified amount after the increase.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the death benefit cannot be less than the greater of:

   .  $50,000; and

   . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply any decrease in coverage as of the MONTHLY DEDUCTION DAY (see "Monthly deduction days" on page 37) following the VALUATION DATE we receive the request.

   The decrease in coverage is applied in the following order:

   . Against the specified amount provided by the most recent increase, applied first to the supplemental coverage portion of the increase, followed by the base coverage portion of the increase;

   . Against the next most recent increases successively, with supplemental coverage portion of each increase reduced first, followed by the base coverage portion of the same increase;

   . Against the specified amount provided under your original application, with supplemental coverage reduced first, followed by base coverage.

   We will deduct from your accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage, or the amount of time for which we assess the charges. For instance, if you increase your base coverage and follow it by a decrease in base coverage within five years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full five years even though you have reduced the amount of base coverage.

CHANGING DEATH BENEFIT OPTIONS

   Change of death benefit option. You may at any time before the death of the insured person request us to change your death benefit Option from:

   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

   No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

   . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Decrease in coverage" on page 34. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1000 of base coverage will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of base coverage and the COST OF INSURANCE RATES will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 62 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

   Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of any of the guarantee period benefit riders, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly Guarantee Premium Rider for First 20 Years" on page 40, "Monthly Guarantee Premium Rider to Age 100" on page 41 and "Guaranteed Minimum Withdrawal Benefit Rider" on page 43.

ACCOUNT VALUE ENHANCEMENT

   Your Policy will be eligible for an Account Value Enhancement at the end of the 16/th/ Policy year, and at the end of each Policy year thereafter. An Account Value Enhancement is a credit we provide to your accumulation value. At our complete discretion, the credit for any Policy year can be zero, or any percentage amount up to 0.15%. All Policies issued in the same calendar year, however, will be treated the same. In any given Policy year there may be no Account Value Enhancement added to certain eligible Policies.

   Here are the additional terms of the Account Value Enhancement:

   . Each Account Value Enhancement will be calculated using your unloaned accumulation value at the end of the last day of the Policy year.

   . The amount of each Account Value Enhancement will be calculated by applying a percentage to the unloaned accumulation value. The percentage will range from 0.0% to 0.15% and will be reset annually.

   . Each Account Value Enhancement will be allocated to your Policy's investment options using the premium allocation percentages you have in effect at that time.

   . All eligible Policies issued in the same calendar year will receive the same enhancement percentage credited as of the end of each Policy year.

   . There is no Policy charge for any Account Value Enhancement, although some of the Policy charges may be higher because of an increase in your accumulation value.

   Enhancements credited to your variable investment options result in an increase in your accumulation value. Each enhancement is fully vested when credited. You will be subject to the risk that investment performance will be unfavorable and your accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. As a result you may not receive any benefit from an Account Value Enhancement. See "Investment Risk" on page 9.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m., Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "DATE OF ISSUE." POLICY MONTHS and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases or decreases you request in the specified amount of insurance, REINSTATEMENT of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

   . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

   . If you exercise your right to return your Policy described under "Free look period" on page 31 of this prospectus, your coverage will end when you deliver it to your USL representative, or if you mail it to us, the date it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "CODE"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                           ADDITIONAL BENEFIT RIDERS

   THE FOLLOWING RIDERS ARE ALL SUBJECT TO APPROVAL BY THE NEW YORK STATE INSURANCE DEPARTMENT. AS OF THE DATE OF THIS PROSPECTUS, NOT ALL RIDERS HAD BEEN APPROVED. PLEASE ASK YOUR USL REPRESENTATIVE ABOUT THE AVAILABILITY OF THE RIDERS IN WHICH YOU MAY BE INTERESTED.

RIDERS

   You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

   Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may terminate this rider at any time. If you do so, the charge will cease.

   Maturity Extension Rider. This rider gives you the option to extend the Policy's MATURITY DATE beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version.

   The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version of the rider.

   The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

   We will charge you the following amounts under the death benefit version:

   . A monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

   . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

   Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

   Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date.

   There are features common to both versions of the rider. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 56. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

   Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

   Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   Monthly Guarantee Premium Rider for First 20 Years. This rider is a benefit available to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the guaranteed minimum withdrawal benefit rider. We issue the rider only when the Policy is issued. There is no charge associated with the rider. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The rider provides a guarantee, explained below, until the earlier of:

   .  The 20th Policy anniversary; or

   .  The Policy anniversary nearest the insured person's 95th birthday.

   Page 3 of your Policy will specify a "Monthly Guarantee Premium." You must pay the monthly guarantee premiums to keep the rider in force.

   Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month that you are covered by the rider, we determine if the monthly guarantee premium requirement has been met, as follows:

   . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

   . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then you have met the monthly guarantee premium requirement.

   As long as you have met the monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 61.

   If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The monthly guarantee premium rider for first 20 years will remain in force during the 61-day period that follows failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

   If the monthly guarantee premium rider for first 20 years terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee premium rider for first 20 years will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit Options, add or delete another benefit rider or change premium class, we calculate a new monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's age on the effective date of the increase, and the amount of the increase.

   . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

   . For the addition or deletion of any other benefit rider except for the age 100 monthly guarantee premium rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

   . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   The monthly guarantee premium requirement must be met each Policy month for the duration of the monthly guarantee premium rider for first 20 years, or the rider will be subject to termination. There is no additional charge for this rider.

   Monthly Guarantee Premium Rider to Age 100. This rider is available to any owner if:

   .  the owner selects the rider when the Policy is issued;

   .  the owner selects either death benefit Option 1 or 2; and

   .  the owner does not select the guaranteed minimum withdrawal benefit rider.

   If these conditions are met, we will issue the rider at the owner's request. This rider bears a monthly charge currently beginning with the fourth Policy year. We reserve the right to begin the charge in the first Policy year. However a change in the beginning date of the charge will not affect the beginning date for any Policy owner who has already selected the rider. The rider provides a guarantee, explained below, which ends no later than the Policy anniversary nearest the insured person's 100/th/ birthday. You may later elect to terminate this rider. If you do so, the charge will cease.

   If you have selected this rider, page 3 of your Policy will specify an "AGE 100 MONTHLY GUARANTEE PREMIUM." The more supplemental coverage you select, the higher are the age 100 monthly guarantee premiums. The charge for the monthly guarantee premium rider to age 100 is based on the age of the insured person when the Policy is issued and the net amount at risk attributable to the base Policy. You must meet the age 100 monthly guarantee premium requirement each Policy month after the third Policy year in order to keep the rider in force. The monthly charge for the rider ceases when the rider terminates.

   Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month, we determine if the age 100 monthly guarantee premium requirement has been met, as follows:

   . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

   . the sum of all age 100 monthly guarantee premiums, beginning with the date of issue (which includes all Policy months in the first three Policy years when there is no charge for this rider) and including the age 100 monthly guarantee premium for the then-current month, then

   .  you have met the age 100 monthly guarantee premium requirement.

   So long as you have met the age 100 monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 61.

   If you do not meet the age 100 monthly guarantee premium requirement, we will notify you in writing within 30 days. The monthly guarantee premium rider to age 100 will remain in force during the 61-day period that follows failure to meet the age 100 monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

   If the monthly guarantee premium rider to age 100 terminates and the cash surrender value is insufficient, the Policy will then lapse unless:

   .  you pay an amount of premium sufficient to keep the Policy from lapsing;
      or

   . the Policy remains in force on account of the monthly guarantee premium rider for first 20 years.

   However, the monthly guarantee premium rider to age 100 will not be reactivated even if you pay enough premium to keep your Policy from lapsing. The monthly charge for the rider ceases when the rider terminates.

   There is an exception to the above requirements to pay the age 100 monthly guarantee premiums. If at any time during the first three Policy years, the age 100 monthly guarantee premium requirements are not met, guarantees under this rider will not be in effect. This will not terminate the rider. Guarantees under this rider will return upon payment of all past due age 100 monthly guarantee premiums during the first three Policy years.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit Option, add or delete another benefit rider or change premium class, we calculate a new age 100 monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new age 100 monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new age 100 monthly guarantee premium is calculated based on the insured person's attained age and amount of the increase.

   . For decreases in the specified amount, the new age 100 monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the age 100 monthly guarantee premium is reduced by one-half.

   . For the addition or deletion of another benefit rider, the age 100 monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

   . For a change in premium class, the new age 100 monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   The age 100 monthly guarantee premium requirement must be met each Policy month, beginning in the fourth Policy year, for the duration of the monthly guarantee premium rider to age 100, or the rider will be subject to termination. Once terminated, the monthly charge for the rider ceases and the rider cannot be reinstated.

   Guaranteed Minimum Withdrawal Benefit Rider. This rider provides for a guaranteed minimum withdrawal benefit. The benefit is available upon your written request while the Policy and this rider are in force. Your request must be made during the eligibility period. The rider also provides a guarantee that your Policy will not lapse for a specified period. The rider will terminate before the end of the eligibility period only upon the occurrence of any one of the events described in "Termination" on page 48.

   Requirements to purchase the rider - Here are the requirements you must meet in order to purchase this rider:

    .  you must purchase the rider when applying for the Policy;

    . you may not select either the monthly guarantee premium rider for first 20 years or the monthly guarantee premium rider to age 100;

    . the Policy's insured person can be no younger than attained age 20 or no older than attained age 60 when we issue the Policy;

    .  you must elect either death benefit Option 1 or 2;

    .  you must elect the guideline premium test; and

    . you must elect automatic rebalancing and maintain it as long as the rider is in effect.

   See "Required minimum death benefit" on page 26 and "Automatic rebalancing" on page 32.

   Eligibility period - The eligibility period:

    . starts on the tenth Policy anniversary, or the Policy anniversary nearest the insured person's 65th birthday, if earlier; and

    .  ends on the Policy anniversary nearest the insured person's age 70.

   Withdrawal period - The withdrawal period is the length of time for which we will make guaranteed minimum withdrawal benefit payments. Currently the length of the initial withdrawal period for each rider we issue is 10 years. We reserve the right to increase or decrease the length of the initial withdrawal period for each rider we issue in the future.

   The actual withdrawal period starts on the date of the first withdrawal on or after the date the eligibility period begins, but no later than on the date the eligibility period ends. The actual withdrawal period for each rider can be longer or shorter than the initial withdrawal period due to loans, partial surrenders and any applicable surrender charges.

   Guaranteed Benefit Balance - Before the withdrawal period begins and during the eligibility period, we guarantee that an amount equal to what we refer to as the GUARANTEED BENEFIT BALANCE may be withdrawn over the withdrawal period. Before the first withdrawal during the eligibility period, the Guaranteed Benefit Balance will be calculated as follows:

    . we will add all premiums paid (limited in each Policy year after the first, to the amount of premium paid during the first Policy year);

      .  less all partial withdrawals;

      .  plus interest at the Accumulation Rate shown on page 3 of your Policy;
         and

      .  we will subtract the Policy loan balance; and

    . we will subtract an amount equal to the sum of the monthly guarantee premiums (described in the "Monthly guarantee period benefit" section of this rider description) from the date of issue until the current month, (but not beyond the end of the monthly guarantee period) plus interest at the Accumulation Rate shown on page 3 of your Policy.

   The monthly guarantee premium for each month in the monthly guarantee period will be added to obtain the sum described in the last bullet above, even if the monthly guarantee premium requirement has not been met. Termination of the monthly guarantee period benefit does not change the length of the monthly guarantee period in effect.

   We guarantee that an amount equal to the Guaranteed Benefit Balance immediately prior to the first withdrawal during the eligibility period may be withdrawn. The amount of each payment and the actual withdrawal period will vary, subject to:

    .  any subsequent Policy loan activity;

    .  any subsequent full or partial surrenders; and

    . any applicable surrender charges and additional charges due to partial surrenders.

   If the Guaranteed Benefit Balance is less than $500, we reserve the right to make payment over a reduced period. There is no benefit payable if the Guaranteed Benefit Balance is less than or equal to zero.

   Maximum guaranteed annual withdrawal - After the eligibility period begins, the first withdrawal results in calculation of the initial maximum annual withdrawal amount, which is:

   .  the Guaranteed Benefit Balance immediately prior to the first withdrawal;

   . divided by the number of years in the initial withdrawal period (currently 10).

   Guaranteed Benefit Balance and maximum annual withdrawal amount calculations during the withdrawal period - The Guaranteed Benefit Balance will be reduced by the amount of any new loans (including loan interest), and any new withdrawals. The Guaranteed Benefit Balance will be increased by any loan repayments and any unearned loan interest. At the end of each 12-month period from the time of the first withdrawal, the maximum annual withdrawal amount for the next 12-month period will be recalculated. If the number of years remaining in the initial withdrawal period is one or more, the recalculation will be the lesser of:

   . the Guaranteed Benefit Balance at the beginning of the previous 12-month period; less withdrawals and loans made during the previous 12-month period; plus any loan repayments made during the previous 12-month period (including any unearned loan interest); divided by the number of years remaining in the initial withdrawal period;

or

   .  the annual withdrawal amount in effect for the previous 12-month period.

   If the number of years remaining in the initial withdrawal period is less than one, the maximum annual withdrawal amount will be the amount in effect for the previous 12-month period until the Guaranteed Benefit Balance is zero. After the actual withdrawal period has started, premium payments will not be included in the benefit balance calculation.

   Policy surrender or maturity - If you surrender your Policy or if it matures and the Policy has a cash surrender value, you will receive:

   . The cash surrender value, at the time of surrender or maturity, in a single sum or under a payment option (see "Payment Options" on page 52); plus

   . The excess of the Guaranteed Benefit Balance over the cash surrender value paid in equal amounts over the number of years remaining in the initial withdrawal period.

   If you surrender your Policy or if it matures after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time you surrender your Policy or it matures.

   Policy lapse - If your Policy lapses without any cash surrender value during the eligibility Period, you will receive the Guaranteed Benefit Balance in equal amounts over the initial withdrawal period.

   If the Policy lapses without any cash surrender value during the actual withdrawal period, you will receive the remaining Guaranteed Benefit Balance in equal amounts over the number of years remaining in the initial withdrawal period. If the Policy lapses after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time of lapse.

   Rider charge - We will deduct a daily charge at a current annual effective rate of 0.75% of your accumulation value that is then being invested in any of the variable investment options. We reserve the right to increase this charge to no more than 1.50%. We will charge you for the rider until the Policy or the rider terminates.

   Death benefit - This rider does not provide a death benefit payable in addition to the amount payable under the Policy. However, if the Policy has lapsed and at the time of death the Policy owner was receiving payments under any provision of this rider, the present value of any remaining payments will be paid to the Policy owner's beneficiary in a single sum.

   Investment option restrictions - If you purchased this rider, certain investment options are identified on page 3 of your Policy as "Restricted Funds." This means that we will limit the total amount of your accumulation value less Policy loans that may be invested in Restricted Funds to 30% of your Policy's total accumulation value less Policy loans. Here is an example:

   Let us say your total accumulation value is $1,000 and you have an outstanding loan of $300.

   We will limit the total amount of accumulation value less Policy loans ($1,000 minus $300 = $700) that may be invested in Restricted Funds to 30% of your total accumulation value less Policy loans, which is $210 (30% of $700 = $210). If, because of performance, the total amount invested in Restricted Funds increases to greater than 30% of your total accumulation value less Policy loans (greater than $210), you will not be in compliance with the 30% requirement. However your rights under the rider are unaffected even though you are not in compliance. In addition you will be brought into compliance through "automatic rebalancing" as explained in the rest of this section.

   Your Policy identifies the initial list of Restricted Funds. We reserve the right under the Policy to add or remove Restricted Funds, in the following manner:

   . If we add an investment option to the Policy, it is possible that it will be a Restricted Fund; and

   . We may decide (or in some cases, we may be required) to remove a Restricted Fund from the Policy.

   If you purchased this rider, you are required to use our automatic rebalancing program. This program assures that you adhere to the 30% requirement for Restricted Funds. Under automatic rebalancing, your accumulation value is automatically reallocated to the investment options in percentages to correspond to your then current premium allocation designation. See "Automatic rebalancing" on page 32. Currently we require that you maintain automatic rebalancing on an annual basis. We reserve the right, however, to require that you rebalance more often than annually.

   You may choose to rebalance more frequently than annually. You may give us new automatic rebalancing instructions at any time.

   The Restricted Funds currently are:

   .  AIG Retirement Company I International Equities Fund

   .  AIG Retirement Company I Small Cap Index Fund

   .  AIM V.I. International Growth Fund

   .  Credit Suisse Trust Small Cap Core I Portfolio

   .  Franklin Templeton VIP Franklin Small Cap Value Securities Fund

   .  Franklin Templeton VIP Templeton Foreign Securities Fund

   .  Janus Aspen International Growth Portfolio

   .  MFS(R) VIT New Discovery Series

   .  Oppenheimer Global Securities Fund/VA

   .  PIMCO VIT CommodityRealReturn/TM/ Strategy Portfolio

   .  Putnam VT International Growth and Income Fund

   Monthly guarantee period benefit - As indicated above in "Requirements to purchase the Rider," if you purchase this rider we will not issue either of the guarantee period benefit riders. This rider, however, provides a monthly guarantee period benefit based on your payment of monthly guarantee premiums. The monthly guarantee premium for the initial specified amount and any benefit riders in force on the date of issue is shown on page 3 of your Policy. If you have purchased this rider, the "monthly guarantee premium" in your Policy refers to the monthly guarantee period benefit under this rider. There is no additional charge for this rider's monthly guarantee period benefit. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The guarantee period begins on the date of issue and ends on:

   .  the Policy anniversary nearest the insured person's attained age 65; or

   .  the 10th Policy anniversary, if later.

   Policy months are measured from the date of issue. On the first day of each Policy month that you are covered by this rider we determine if the monthly guarantee premium requirement has been met, as follows:

   . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

   . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then

   .  you have met the monthly guarantee premium requirement.

   The Policy will not terminate (i.e., lapse) during the guarantee period if, on the first day of each Policy month during that period you have met the monthly guarantee premium requirement. See "Policy Lapse and Reinstatement" on page 61.

   If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The guarantee period benefit will remain in force during the 61-day period that follows the failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the guarantee period benefit from terminating. If you do not pay the amount required to keep the benefit in force by the end of the 61-day period, the guarantee period benefit will terminate and cannot be reactivated.

   If the monthly guarantee period benefit terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee period benefit will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit Options, add or delete another benefit rider, increase or decrease another benefit rider, or change premium class, we calculate a new monthly guarantee premium. Except as described in "Termination," below, these changes will not affect the terms or the duration of the monthly guarantee period benefit or the rider. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center, shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's attained age on the effective date of the increase, and the amount of the increase.

   . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half the monthly guarantee premium is reduced by one-half.

   . For the addition or deletion of any other benefit rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

   . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   Reinstatement - If the Policy lapses, this rider may be reinstated with the Policy if benefits are not being paid under this rider at the time of lapse, subject to:

   .  evidence of insurability; and

   .  payment of the necessary premium to reinstate the Policy.

   Termination - This rider will terminate if:

   .  the Policy terminates or matures;

   . withdrawals have been taken during the eligibility period and the Guaranteed Benefit Balance has been reduced to zero;

   .  automatic rebalancing has been discontinued;

   . automatic rebalancing percentages are changed allowing for more than 30% of the Policy's total accumulation value less Policy loans to be invested in Restricted Funds;

    . the insured person reaches attained age 70 and no withdrawals were taken during the eligibility period;

    .  any of the following occurs after the eligibility period begins:

       .  the Policy's specified amount is increased; or

       .  the Policy's death benefit Option is changed; or

       .  any other rider is added prior to its scheduled termination date; or

       .  the Policy's premium class is changed (including a change in rating);
          or

       . the Policy's specified amount is decreased for any reason other than due to a partial surrender. This includes changing the death benefit Option from Option 1 to Option 2.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 62. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features", on page 25. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 56.

E-DELIVERY, E-SERVICE AND WRITTEN TRANSACTIONS

   See page 19 for information regarding E-Delivery, E-Service, and written transactions.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor VIP Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $0. We will take any such reduction in specified amount in accordance with the description found under "Changing the Specified Amount of Insurance" on page 33. We also deduct any remaining surrender charge that is associated with any portion of your Policy's base coverage.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Option to exchange Policy during first 18 months. Under New York law, at any time during the first 18 months from the Date of Issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

   . the new policy will be issued with the same Date of Issue, insurance age, and risk classification as your Policy;

   . the amount of insurance of the new policy will be the same as the initial amount of insurance under your original Policy, even if you have increased or decreased the amount of insurance of your original Policy during its first 18 months;

   . the new policy may include any additional benefit rider included in this Policy if such rider is available for issue with the new policy;

   . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies; and

   .  evidence of insurability will not be required for the exchange.

   Option to convert to paid-up endowment insurance. At least once each year, you have the option to transfer all of your Policy's cash surrender value to our general account to purchase a non-participating non-variable paid-up endowment life insurance policy. Your Policy and any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

   . we use your original Policy's cash surrender value as a single premium for the new policy;

   . we use the insured person's age at the time you exercise this option to determine how much coverage you will receive (this amount is the new policy's death benefit);

   . you will owe no additional premiums or other charges during the entire time the new policy is in force;

   . the new policy is "non-participating" which means you will not be entitled to any dividends from USL;

   . we will pay the amount of coverage to the beneficiary when the insured person dies and the new policy will terminate; and

   . we will pay the amount of coverage to the owner if the insured person is living at age 100 and the new policy will terminate.

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   Right to convert in the event of a material change in investment policy.
Under New York law, if there is a material change in the investment policy of the Separate Account USL VL-R which has been approved by the Superintendent of the New York Department of Insurance, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of:
(1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

   If you convert your Policy, your Accumulation Value will be transferred to your new policy and any remaining surrender charge on your old Policy will be waived. However, there may be a surrender charge on your new policy. This conversion is similar to an internal exchange under Section 1035 of the Code.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

   If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the total loan amount with an adjustment for the unearned loan interest be subtracted from the death benefit.

   Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

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   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

   . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

   .  will never exceed an annual effective rate of 4.25%.

   Maturity of your Policy. If the insured person is living on the "MATURITY DATE" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Maturity Extension Rider," on page 39.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 61 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

   .  Option 1--Equal monthly payments for a specified period of time.

   . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

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


   . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   . Option 4--Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

   Interest rates that we credit under each option will be at least 2%.

   Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

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PAYMENT OF PROCEEDS

   General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account USL VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

   .  the NYSE is closed other than weekend and holiday closings;

   .  trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

   .  the SEC by order so permits for the protection of Policy owners.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account USL VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

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


   . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account USL VL-R under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account USL VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account USL VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits

   We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations:

   Underwriting and premium classes. We currently have seven premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

   . Four Non-Tobacco classes: preferred plus, preferred, standard and special; and

   .  Three Tobacco classes: preferred, standard and special.

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


   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. "Tobacco use" refers to not only smoking, but also the use of other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. Premium classes are described in your Policy.

   Policies purchased through "internal rollovers" We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   Policies purchased through term life conversions. We maintain rules about how to convert term insurance to a Platinum Investor VIP Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

   Variations in expenses or risks. USL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy. The New York Department of Insurance may require that we seek its prior approval before we make some of these changes.

   You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Premium expense charge. After we deduct premium tax from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5% of all premium payments. USL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.35%, and after 20 years, to an annual effective rate of 0.00%. We guarantee these rate reductions through the Policy's first 20 years. We reserve the right after 20 years to assess up to an annual effective rate of 0.15%. Since the Policies were first offered only in the year 2007, the reduction has not yet taken effect under any outstanding Policies.

   Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the "Monthly

                                      56


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Administration Fee" shown on page 3 of your Policy. USL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of base coverage. The Policies have a monthly expense per $1,000 of specified amount which will be deducted during the first five Policy years and during the first five years following any increase in specified amount. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's specified amount. (We describe your specified amount under "Your specified amount of insurance" on page 25.) This charge can range from a maximum of $1.42 for each $1000 of specified amount to a minimum of $0.09 for each $1000 of specified amount. The representative charge (referred to as "Example" in the Tables of Charges on page 11) is $0.18 for each $1000 of specified amount. The initial amount of this charge is shown on page 3 of your Policy and is called "Monthly Expense Charge for the First Five Years." USL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the COST OF INSURANCE RATES applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

   .  greater amounts at risk result in a higher monthly insurance charge; and

   . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users (insured persons who do not use tobacco or other products that contain nicotine) than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges). Such changes in Policy cost factors will be determined in accordance with procedures and standards on file with the New York Department of Insurance and will be determined at least every five years.

   Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early Policy years. USL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charge for the guaranteed minimum withdrawal benefit rider, however, will be assessed daily. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer, subject to approval by the New York State Insurance Department, are accidental death benefit rider, children's insurance benefit rider, two versions of maturity extension rider, waiver of monthly deduction rider, two versions of guarantee period benefit rider and guaranteed minimum withdrawal benefit rider. The riders are described beginning on page 38, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. USL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 59 of the Policy. As shown in the Tables of Charges beginning on page 11 the maximum surrender charge is $40 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $5 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges) is $16 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis until, in the eleventh year, it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 38 year old male, who is the same person to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

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                    SURRENDER CHARGE FOR A 38 YEAR OLD MALE

POLICY YEAR                          1   2   3   4   5   6  7   8   9   10  11
-----------                         --- --- --- --- --- --- --  --  --  --  --
SURRENDER CHARGE PER $1,000 OF
  BASE COVERAGE                     $16 $16 $16 $14 $12 $10 $8  $6  $4  $2  $0

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 49 and "Change of death benefit option" on page 35.

   For those Policies that lapse in the first 10 Policy years, USL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher charges, including higher surrender charges. The older and the greater health risk the insured person is when the Policy is issued, the more premium we need to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. USL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. USL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. USL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The LOAN INTEREST charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. USL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 7.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 17. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 60.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in

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those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

   USL may also make available to Policy owners other variable universal life insurance policies with different features and different charges. Please ask your USL representative about our other policies.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 56 under "Statutory premium tax charge" and "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 20 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we

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deduct from your Policy. We describe these charges beginning on page 56 under
"Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your USL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 59. The "daily charge" described on page 56 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from USL.

                        POLICY LAPSE AND REINSTATEMENT

   While either of the guarantee period benefit riders (discussed on page 40 under "Monthly Guarantee Premium Rider for First 20 Years" and on page 41 under "Monthly Guarantee Premium Rider to Age 100") or the guarantee period benefit of the guaranteed minimum withdrawal benefit rider (discussed on page 43 under "Guaranteed Minimum Withdrawal Benefit Rider") is in force, your Policy will not enter a grace period or terminate. You must, however, pay the monthly guarantee premiums or the age 100 monthly guarantee premiums, depending on which rider you have in force. You cannot reinstate the monthly guarantee premium rider for first 20 years, the monthly guarantee premium rider to age 100 or the guarantee period benefit of the guaranteed minimum withdrawal benefit rider once coverage expires or terminates for any reason. After these riders expire or terminate, if your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first five Policy years) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within five years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

   This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

   . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

   . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "SEVEN-PAY TEST." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

   .  you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free I.R.C. Section 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

   Rider benefits. We believe that premium payments and any benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "BASIS" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

      For modified endowment contracts, your basis:

   .  is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   .  to taxpayers 59 1/2 years of age or older;

   .  in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account
USL VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that USL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL VL-R.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $2.0 million for decedents dying in 2008. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $2.0 million in 2008. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

   In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (sometimes referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on Separate Account USL VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account USL VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account USL VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account USL VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to USL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

   The Financial Statements of USL, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, at United States Life, VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-251-3720.

   This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                      PAGE TO
                                                                    SEE IN THIS
DEFINED TERM                                                        PROSPECTUS
------------                                                        -----------
accumulation value.................................................     60
Administrative Center..............................................      5
Age 100 monthly guarantee premium..................................     41
automatic rebalancing..............................................     32
base coverage......................................................     28
Basis..............................................................     63
beneficiary........................................................     53
cash surrender value...............................................      7
cash value accumulation test.......................................     26
close of business..................................................     36
Code...............................................................     38
Contact Information................................................      5
cost of insurance rates............................................     57
daily charge.......................................................     56
Date of issue......................................................     37
death benefit......................................................      6
dollar cost averaging..............................................     31
Fixed Account......................................................     24
Full surrender.....................................................      7
Fund, Funds........................................................      6
grace period.......................................................      9
guarantee period benefit...........................................     30
Guaranteed Benefit Balance.........................................     44
guideline premium test.............................................     26
Insured person.....................................................      6
investment options.................................................     20
Lapse..............................................................      9
loan (see "Policy loans" in this Index)............................      7
loan interest......................................................     59
maturity date......................................................     52
modified endowment contract........................................     63
monthly deduction days.............................................     37
monthly guarantee premiums.........................................      9
monthly insurance charge...........................................     57
net amount at risk.................................................     13
Option 1, Option 2, Option 3.......................................      6
partial surrender..................................................     49
payment options....................................................     52
planned periodic premiums..........................................     30
Policy loans.......................................................     51
Policy months......................................................     37
Policy year........................................................     37

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                      PAGE TO
                                                                    SEE IN THIS
DEFINED TERM                                                        PROSPECTUS
------------                                                        -----------
preferred loan.....................................................     52
premium class......................................................     55
premium payments...................................................     29
reinstate, reinstatement...........................................     61
required minimum death benefit.....................................     26
required minimum death benefit percentage..........................     27
Separate Account USL VL-R..........................................     18
seven-pay test.....................................................     62
specified amount...................................................     25
supplemental coverage..............................................     28
transfers..........................................................     31
valuation date.....................................................     36
valuation period...................................................     36
variable investment options........................................     20

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO OF AIG(R) AMERICAN GENERAL]                               Privacy Notice

--------------------------------------------------------------------------------

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

..   Our Employees, Representatives, Agents, and Selected Third Parties may
    collect Nonpublic Personal Information about you, including information:

   .   Given to us on applications or other forms;

   .   About transactions with us, our affiliates, or third parties;

   . From others, such as credit reporting agencies, employers, and federal and state agencies.

..   The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

..   We restrict access to Nonpublic Personal Information to those Employees,
    Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

..   We have policies and procedures that direct our Employees, Representatives,
    Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

..   We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

..   We do not share Nonpublic Personal Information about you except as allowed by law.

..   We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

    (i)Our Employees, Representatives, Agents, and Selected Third Parties, as permitted by law; or

   (ii)other organizations with which we have joint marketing agreements as permitted by law.

..   The types of companies and persons to whom we may disclose Nonpublic
    Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

..   We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

..   Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

..   You will be notified if our privacy policy changes.

..   Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS PROVIDED FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd, American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2008 American International Group, Inc. All rights reserved.

AGLC0375-STF                                                           REV0208

                                   [GRAPHIC]

Easy & Convenient

With e-Service from AIG American General/1/, you have access to the most up-to-date policy information, 24 hours a day, 7 days a week. And with e-Delivery/2/, you can choose to be notified via e-mail that certain regulatory documents are available online for you to view, eliminating the clutter of large, bulky mailings.

Need more information? Call our e-Service Customer Service Center at 800-340-2765 between 7:00 a.m. and 6:00 p.m. Central Time, Monday through Friday.

Visit www.aigag.com and click on the link to sign up for e-Service and e-Delivery!

                              [LOGO OF ESERVICE]
                                 www.aigag.com

/1/ AIG American General, www.aigag.com, is the marketing name for the insurance companies and affiliates of American International Group, Inc.
     (AIG), which comprise AIG's Domestic Life Insurance Operations, including American General Life Insurance Company. AIG does not underwrite any insurance products referenced herein.

/2/  Not available for all products.

American General Life Insurance Company

A subsidiary of American International Group, Inc.

VUL Administration, P.O. Box 4880, Houston, Texas, 77210-4880

www.aigag.com

Variable universal life insurance policies issued by American General Life Insurance Company and distributed by American General Equity Services Corporation, member FINRA and a subsidiary of American International Group, Inc. American General Life Insurance Company does not solicit business in the state of New York. Policies and riders not available in all states.

(C) 2008 American International Group, Inc. All rights reserved.

AGLC101116 REV0408

THE STRENGTH TO BE THERE.(R)                  [LOGO of AIG(R) American General]

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO OF AIG(R) AMERICAN GENERAL]                    THE UNITED STATES LIFE INSURANCE COMPANY
                                                                      IN THE CITY OF NEW YORK

For additional information about the Platinum
Investor(R) VIP Policies and the Separate Account,
you may request a copy of the Statement of
Additional Information (the "SAI"), dated April 30,
2008. We have filed the SAI with the SEC and have
incorporated it by reference into this prospectus.
You may obtain a free copy of the SAI and the
Policy or Fund prospectuses if you write us at our
Administrative Center, which is located at
United States Life, VUL Administration, P.O. Box                For E-SERVICE and
4880 Houston, Texas 77210-4880 or call us at                E-DELIVERY, or to view and
1-800-251-3720. You may also obtain the SAI from an            Print Policy or Fund
insurance representative through which the Policies          prospectuses visit us at
may be purchased. Additional information about the                WWW.AIGAG.COM
Platinum Investor VIP Policies, including
personalized illustrations of death benefits, cash
surrender values, and cash values is available
without charge to individuals considering
purchasing a Policy, upon request to the same
address or phone number printed above. We may
charge current Policy owners $25 per illustration
if they request more than one personalized
illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education & Advocacy in
Washington, D.C. Inquiries on the operations of the Office of Investor Education & Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education &
Advocacy of the SEC, 100 F Street N.E., Washington,
D.C. 20549.

Policies issued by:
THE UNITED STATES LIFE INSURANCE COMPANY IN THE
CITY OF NEW YORK
A subsidiary of American International Group, Inc.
("AIG")
70 Pine Street, New York, New York 10270

PLATINUM INVESTOR VIP FLEXIBLE PREMIUM VARIABLE
UNIVERSAL LIFE INSURANCE
Policy Form Number 05604N

Available only in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES
CORPORATION
Member FINRA
A subsidiary of American International Group, Inc.

The underwriting risks, financial obligations and
support functions associated with the products
issued by The United States Life Insurance Company                [LOGO OF IMSA]
in the City of New York ("USL") are its                       INSURANCE MARKETPLACE
responsibility. AIG does not underwrite any                   STANDARDS ASSOCIATION
insurance policy described by this prospectus. The
United States Life Insurance Company in the City of      Membership in IMSA applies only
New York is responsible for its own financial           to American General Life Insurance
condition and contractual obligations.                   Company and not to its products.

(C) 2008 American International Group, Inc. All               ICA File No. 811-09359
rights reserved

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R

                           PLATINUM INVESTOR(R) VIP

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-251-3720; 1-713-831-3913; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED APRIL 30, 2008

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account" or "Separate Account USL VL-R") dated April 30, 2008, describing the Platinum Investor VIP flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("USL") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................  3
   USL.....................................................................  3
   Separate Account USL VL-R...............................................  3
   American Home Assurance Company.........................................  3

SERVICES...................................................................  4

DISTRIBUTION OF THE POLICIES...............................................  4

PERFORMANCE INFORMATION....................................................  6

ADDITIONAL INFORMATION ABOUT THE POLICIES..................................  6
       Gender neutral policies.............................................  6
       Cost of insurance rates.............................................  6
       Certain arrangements................................................  7
   More About The Fixed Account............................................  7
       Our general account.................................................  7
       How we declare interest.............................................  7
   Adjustments to Death Benefit............................................  7
       Suicide.............................................................  7
       Wrong age or gender.................................................  8
       Death during grace period...........................................  8

ACTUARIAL EXPERT...........................................................  8

MATERIAL CONFLICTS.........................................................  8

FINANCIAL STATEMENTS.......................................................  9
   Separate Account Financial Statements...................................  9
   USL Financial Statements................................................  9
   American Home Financial Statements......................................  9

INDEX TO FINANCIAL STATEMENTS..............................................  9
   Separate Account USL VL-R Financial Statements.......................... 10
   USL Financial Statements................................................ 10
   American Home Financial Statements...................................... 10

                              GENERAL INFORMATION

USL

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

   USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

SEPARATE ACCOUNT USL VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R. Separate Account USL VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 57 separate "divisions," 43 of which are available under the Policies offered by the prospectus as variable "investment options." All of these 43 divisions and the remaining 14 divisions are offered under other USL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account USL VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

   American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of AIG and an affiliate of USL.

                                   SERVICES

   USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2007, 2006 and 2005, USL paid AGLC for these services $124,096,933, $123,054,762 and $124,859,506, respectively.

   USL and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG may provide services to USL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of USL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

    . 90% of the premiums received in the first Policy year up to a "target premium";

    . 3% of the premiums up to the target premium received in each of Policy years 2 through 10;

    . 3% of the premiums in excess of the target premium received in each of Policy years 2 through 10;

    . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 10;

    . 0.15% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 11 through 20;

    . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

    . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 99% of the premiums we receive in the first Policy year.

   The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account USL VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Funds in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

MORE ABOUT THE FIXED ACCOUNT

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ADJUSTMENTS TO DEATH BENEFIT

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of USL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an investment portfolio changes; or

    . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for USL. AIG uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The statement of net assets as of December 31, 2007 and the related statement of operations for the year then ended and statements of changes in net assets for the two years then ended December 31, 2007 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

USL FINANCIAL STATEMENTS

   The balance sheets of USL as of December 31, 2007 and 2006 and the related statements of income, shareholder's equity, comprehensive income and cash flows for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME FINANCIAL STATEMENTS

   The statutory statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of USL that we include in this SAI as bearing on the ability of USL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home to meet its obligations as guarantor under a guarantee agreement.

                                                                                                                     Page
                                                                                                                 ------------
I. Separate Account USL VL-R Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm............................. USL VL-R - 1
Statement of Net Assets as of December 31, 2007................................................................. USL VL-R - 2
Statement of Operations for the year ended December 31, 2007.................................................... USL VL-R - 3
Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006............................... USL VL-R - 4
Notes to Financial Statements................................................................................... USL VL-R -17

II. USL Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.............................        F - 1
Balance Sheets as of December 31, 2007 and 2006.................................................................        F - 2
Statements of Income for the years ended December 31, 2007, 2006 and 2005.......................................        F - 4
Statements of Shareholder's Equity for the years ended December 31, 2007, 2006 and 2005.........................        F - 5
Statements of Comprehensive Income for the years ended December 31, 2007, 2006 and 2005.........................        F - 6
Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005...................................        F - 7
Notes to Financial Statements...................................................................................        F - 8

III. American Home Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Auditors......................................................            2
Statements of Admitted Assets (Statutory Basis) as of December 31, 2007 and 2006................................            3
Statements of Liabilities, Capital and Surplus (Statutory Basis) as of December 31, 2007 and 2006...............            4
Statements of Income and Changes in Capital and Surplus (Statutory Basis) for the years ended December 31, 2007,
  2006 and 2005.................................................................................................            5
Statements of Cash Flow (Statutory Basis) for the years ended December 31, 2007, 2006 and 2005..................            6
Notes to Statutory Basis Financial Statements...................................................................            7

[LOGO of AIG(R) AMERICAN GENERAL]

                                               Variable Universal Life Insurance
                                                       Separate Account USL VL-R

                                                                            2007

                                                                   Annual Report

                                                               December 31, 2007

                The United States Life Insurance Company in the City of New York
                              A subsidiary of American International Group, Inc.

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PricewaterhouseCoopers LLP
                                                      1201 Louisiana
                                                      Suite 2900
                                                      Houston, TX 77002-5678
                                                      Telephone (713) 356 4000
                                                      Facsimile (713) 356 4717

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and Policy Owners of The United States Life Insurance Company in the City of New York Separate Account USL VL-R - Platinum Investor

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions of The United States Life Insurance Company in the City of New York Separate Account USL VL-R - Platinum Investor (the "Separate Account") listed in Note A at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the investment companies, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

April 4, 2008

                                  USL VL-R - 1

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF NET ASSETS
December 31, 2007

                                                                                            Due from (to) The United
                                                                             Investment       States Life Insurance
                                                                          securities - at    Company in the City of
Divisions                                                                    fair value             New York           Net Assets
-----------------------------------------------------------------------   ---------------   ------------------------   ----------
AIM V.I. Core Equity Fund - Series I                                          $137,792                 $--              $137,792
AIM V.I. International Growth Fund - Series I                                   69,769                  --                69,769
AIM V.I. Premier Equity Fund - Series I                                             --                  --                    --
Alger American Leveraged AllCap Portfolio - Class O Shares                         823                  --                   823
Alger American MidCap Growth Portfolio - Class O Shares                             54                  --                    54
American Century VP Value Fund - Class I                                        49,780                  (1)               49,779
Credit Suisse Small Cap Core I Portfolio                                        30,234                   1                30,235
Dreyfus IP MidCap Stock Portfolio - Initial Shares                              12,105                  --                12,105
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                       52,296                  --                52,296
Dreyfus VIF Quality Bond Portfolio - Initial Shares                             16,449                   1                16,450
Fidelity VIP Asset Manager Portfolio - Service Class 2                           2,005                   1                 2,006
Fidelity VIP Contrafund Portfolio - Service Class 2                            352,931                  (1)              352,930
Fidelity VIP Equity-Income Portfolio - Service Class 2                          82,044                  --                82,044
Fidelity VIP Growth Portfolio - Service Class 2                                156,564                  --               156,564
Fidelity VIP Mid Cap Portfolio - Service Class 2                                 2,068                   1                 2,069
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2            8,989                  --                 8,989
Franklin Templeton Franklin U.S. Government Fund - Class 2                       3,295                  --                 3,295
Franklin Templeton Mutual Shares Securities Fund - Class 2                     575,836                  (2)              575,834
Franklin Templeton Templeton Foreign Securities Fund - Class 2                  55,409                  --                55,409
Janus Aspen International Growth Portfolio - Service Shares                     55,016                  (2)               55,014
Janus Aspen Mid Cap Growth Portfolio - Service Shares                              396                  --                   396
Janus Aspen Worldwide Growth Portfolio - Service Shares                         95,435                  --                95,435
JPMorgan Mid Cap Value Portfolio                                                   194                  --                   194
JPMorgan Small Company Portfolio                                                33,048                  --                33,048
MFS VIT Core Equity Series - Initial Class                                       3,628                  --                 3,628
MFS VIT Emerging Growth Series - Initial Class                                 215,314                  --               215,314
MFS VIT New Discovery Series - Initial Class                                     1,011                  (1)                1,010
MFS VIT Research Series - Initial Class                                        183,511                  --               183,511
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                         27,494                  --                27,494
Oppenheimer Global Securities Fund/VA - Non-Service Shares                       7,037                  (1)                7,036
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class            427                  --                   427
PIMCO VIT Real Return Portfolio - Administrative Class                          19,963                  --                19,963
PIMCO VIT Short-Term Portfolio - Administrative Class                            2,428                  (1)                2,427
PIMCO VIT Total Return Portfolio - Administrative Class                         66,688                  (1)               66,687
Pioneer Fund VCT Portfolio - Class I                                            28,800                  --                28,800
Pioneer Growth Opportunities VCT Portfolio - Class I                             5,515                  --                 5,515
Putnam VT Diversified Income Fund - Class IB                                    30,338                  (1)               30,337
Putnam VT Growth and Income Fund - Class IB                                    191,970                  --               191,970
Putnam VT International Growth and Income Fund - Class IB                       89,185                  --                89,185
UIF Equity Growth Portfolio - Class I Shares                                   144,620                  --               144,620
UIF High Yield Portfolio - Class I Shares                                        1,724                  --                 1,724
VALIC Company I International Equities Fund                                     50,697                  --                50,697
VALIC Company I Mid Cap Index Fund                                             110,071                  --               110,071
VALIC Company I Money Market I Fund                                            533,107                  (1)              533,106
VALIC Company I Nasdaq-100 Index Fund                                            5,396                  (1)                5,395
VALIC Company I Science & Technology Fund                                       14,144                  (1)               14,143
VALIC Company I Small Cap Index Fund                                            10,242                  (1)               10,241
VALIC Company I Stock Index Fund                                               148,521                  (1)              148,520
Van Kampen LIT Growth and Income Portfolio - Class I                             6,825                  --                 6,825
Vanguard VIF High Yield Bond Portfolio                                           4,717                  --                 4,717
Vanguard VIF REIT Index Portfolio                                               72,948                  (1)               72,947

                             See accompanying notes.

                                  USL VL-R - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

                                   A             B           A+B=C         D            E                F          C+D+E+F
                                                                                                        Net        Increase
                                                                                                     change in    (decrease)
                                           Mortality and                  Net                       unrealized      in net
                               Dividends   expense risk       Net       realized   Capital gain    appreciation     assets
                                 from           and       investment  gain (loss)  distributions  (depreciation)   resulting
                                 mutual   administrative    income         on       from mutual         of           from
Divisions                        funds        charges       (loss)    investments      funds        investments   operations
-----------------------------  ---------  --------------  ----------  -----------  -------------  --------------  ----------
AIM V.I. Core Equity Fund -
   Series I                     $ 1,547      $(1,018)      $   529     $    785       $    --       $  7,860       $  9,174
AIM V.I. International
   Growth Fund - Series I           283         (483)         (200)       1,936            --          6,341          8,077
AIM V.I. Premier Equity
   Fund - Series I                   --           --            --           --            --             --             --
Alger American Leveraged
   AllCap Portfolio -
   Class O Shares                    --           (5)           (5)          54            --            164            213
Alger American MidCap Growth
   Portfolio - Class O
   Shares                            --           --            --           --            10             11             21
American Century VP Value
   Fund - Class I                   813         (396)          417          759         4,216         (8,517)        (3,125)
Credit Suisse Small Cap
   Core I Portfolio                  --         (221)         (221)         131            --           (455)          (545)
Dreyfus IP MidCap Stock
   Portfolio - Initial
   Shares                            45          (88)          (43)        (287)        1,271           (970)           (29)
Dreyfus VIF Developing
   Leaders Portfolio -
   Initial Shares                   428         (437)           (9)        (354)        7,479        (14,057)        (6,941)
Dreyfus VIF Quality Bond
   Portfolio - Initial
   Shares                           850         (133)          717          (82)           --           (159)           476
Fidelity VIP Asset Manager
   Portfolio - Service
   Class 2                           98          (12)           86           53            41             63            243
Fidelity VIP Contrafund
   Portfolio - Service
   Class 2                        2,508       (2,321)          187       10,523        85,687        (50,710)        45,687
Fidelity VIP Equity-Income
   Portfolio - Service
   Class 2                        1,399         (641)          758          316         7,050         (7,757)           367
Fidelity VIP Growth
   Portfolio - Service
   Class 2                          515       (1,042)         (527)       3,048            99         29,053         31,673
Fidelity VIP Mid Cap
   Portfolio - Service
   Class 2                            8          (12)           (4)          --           131             83            210
Franklin Templeton Franklin
   Small Cap Value
   Securities Fund - Class 2         59          (65)           (6)          --           611           (900)          (295)
Franklin Templeton Franklin
   U.S. Government Fund -
   Class 2                           83          (14)           69           (8)           --             61            122
Franklin Templeton Mutual
   Shares Securities Fund -
   Class 2                        8,469       (4,450)        4,019        1,954        20,734        (11,447)        15,260
Franklin Templeton Templeton
   Foreign Securities Fund -
   Class 2                          973         (365)          608        1,119         2,220          2,783          6,730
Janus Aspen International
   Growth Portfolio -
   Service Shares                   224         (359)         (135)       1,807            --          9,642         11,314
Janus Aspen Mid Cap Growth
   Portfolio - Service
   Shares                             1           (9)           (8)         619             7           (366)           252
Janus Aspen Worldwide Growth
   Portfolio - Service
   Shares                           516         (672)         (156)       1,191            --          5,363          6,398
JPMorgan Mid Cap Value
   Portfolio                          2           --             2            9            11            (14)             8
JPMorgan Small Company
   Portfolio                          3         (250)         (247)         682         1,476         (4,212)        (2,301)
MFS VIT Core Equity Series -
   Initial Class                     11          (25)          (14)         260            --             50            296
MFS VIT Emerging Growth
   Series - Initial Class            --       (1,449)       (1,449)         171            --         35,944         34,666
MFS VIT New Discovery Series
   - Initial Class                   --          (14)          (14)         317           133           (395)            41
MFS VIT Research Series -
   Initial Class                  1,077       (1,216)         (139)       3,479            --         14,425         17,765
Neuberger Berman AMT Mid-Cap
   Growth Portfolio -
   Class I                           --         (197)         (197)         922            --          4,203          4,928
Oppenheimer Global Securities
   Fund/VA - Non-Service
   Shares                            70          (40)           30           99           254            (83)           300
PIMCO VIT
   CommodityRealReturn
   Strategy Portfolio -
   Administrative Class              12           (1)           11           --            --             47             58
PIMCO VIT Real Return
   Portfolio -
   Administrative Class             905         (147)          758           51            47            966          1,822
PIMCO VIT Short-Term
   Portfolio -
   Administrative Class              96          (15)           81           (1)           --             (5)            75
PIMCO VIT Total Return
   Portfolio -
   Administrative Class           2,910         (456)        2,454          (55)           --          2,343          4,742
Pioneer Fund VCT Portfolio -
   Class I                          370         (224)          146        2,965            --         (1,653)         1,458
Pioneer Growth Opportunities
   VCT Portfolio - Class I           --          (45)          (45)         134           818         (1,161)          (254)
Putnam VT Diversified Income
   Fund - Class IB                1,742         (275)        1,467           (1)           --           (295)         1,171
Putnam VT Growth and Income
   Fund - Class IB                2,945       (1,689)        1,256          676        33,845        (49,527)       (13,750)
Putnam VT International
   Growth and Income Fund -
   Class IB                       1,542         (681)          861        7,329        15,934        (18,470)         5,654
UIF Equity Growth Portfolio
   - Class I Shares                  --       (1,009)       (1,009)       3,875            --         22,773         25,639
UIF High Yield Portfolio -
   Class I Shares                   145          (13)          132           --            --            (79)            53
VALIC Company I
   International Equities
   Fund                           1,188         (383)          805          965           994          1,048          3,812
VALIC Company I Mid Cap
   Index Fund                     1,294         (833)          461        2,562         7,235         (3,357)         6,901
VALIC Company I Money Market
   I Fund                        23,655       (3,887)       19,768           --            --             --         19,768
VALIC Company I Nasdaq-100
   Index Fund                         4          (32)          (28)         121            --            605            698
VALIC Company I Science &
   Technology Fund                   --         (102)         (102)          79            --          2,116          2,093
VALIC Company I Small Cap
   Index Fund                       115          (74)           41           50           796         (1,281)          (394)
VALIC Company I Stock Index
   Fund                           2,345       (1,100)        1,245        2,296         7,279         (4,839)         5,981
Van Kampen LIT Growth and
   Income Portfolio -
   Class I                          119          (53)           66          389           279           (569)           165
Vanguard VIF High Yield Bond
   Portfolio                        242          (28)          214          (73)           --           (145)            (4)
Vanguard VIF REIT Index
   Portfolio                      1,616         (645)          971        1,861         6,604        (24,571)       (15,135)

                             See accompanying notes.

                                  USL VL-R - 3

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2007 and 2006

                                                                                               Divisions
                                                                        ------------------------------------------------------
                                                                                                                       Alger
                                                                                                                      American
                                                                                                                     Leveraged
                                                                                          AIM V.I.       AIM V.I.      AllCap
                                                                        AIM V.I. Core  International     Premier     Portfolio
                                                                        Equity Fund -  Growth Fund -  Equity Fund -  - Class O
                                                                           Series I       Series I       Series I      Shares
                                                                        -------------  -------------  -------------  ---------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                            $    529       $  (200)      $      --      $   (5)
   Net realized gain (loss) on investments                                      785         1,936              --          54
   Capital gain distributions from mutual funds                                  --            --              --          --
   Net change in unrealized appreciation (depreciation) of investments        7,860         6,341              --         164
                                                                           --------       -------       ---------      ------
Increase (decrease) in net assets resulting from operations                   9,174         8,077              --         213
                                                                           --------       -------       ---------      ------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              11,619        13,047              --          --
   Net transfers from (to) other Divisions or fixed rate option                   9         1,061              --       1,070
   Cost of insurance and other charges                                       (7,802)       (7,196)             --        (460)
   Administrative charges                                                      (315)         (435)             --          --
   Policy loans                                                                   5            --              --          --
   Withdrawals                                                                   --        (1,316)             --          --
                                                                           --------       -------       ---------      ------
Increase (decrease) in net assets resulting from principal
   transactions                                                               3,516         5,161              --         610
                                                                           --------       -------       ---------      ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      12,690        13,238              --         823
NET ASSETS:
   Beginning of year                                                        125,102        56,531              --          --
                                                                           --------       -------       ---------      ------
   End of year                                                             $137,792       $69,769       $      --      $  823
                                                                           ========       =======       =========      ======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                            $     87       $   183       $     900      $   --
   Net realized gain (loss) on investments                                       58           768             991          --
   Capital gain distributions from mutual funds                                  --            --              --          --
   Net change in unrealized appreciation (depreciation) of investments        9,894        10,621           3,746          --
                                                                           --------       -------       ---------      ------
Increase (decrease) in net assets resulting from operations                  10,039        11,572           5,637          --
                                                                           --------       -------       ---------      ------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                               8,002         9,894           4,752          --
   Net transfers from (to) other Divisions or fixed rate option             113,006         5,228        (113,010)         --
   Cost of insurance and other charges                                       (5,268)       (5,996)         (2,550)         --
   Administrative charges                                                      (216)         (274)           (127)         --
   Policy loans                                                                  (4)           --               2          --
   Withdrawals                                                                 (457)       (1,218)             --          --
                                                                           --------       -------       ---------      ------
Increase (decrease) in net assets resulting from principal
   transactions                                                             115,063         7,634        (110,933)         --
                                                                           --------       -------       ---------      ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     125,102        19,206        (105,296)         --
NET ASSETS:
   Beginning of year                                                             --        37,325         105,296          --
                                                                           --------       -------       ---------      ------
   End of year                                                             $125,102       $56,531       $      --      $   --
                                                                           ========       =======       =========      ======

                             See accompanying notes.

                                  USL VL-R - 4

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                           Divisions
                                                                        -----------------------------------------------
                                                                            Alger                            Dreyfus IP
                                                                           American    American    Credit      MidCap
                                                                        MidCap Growth  Century    Suisse       Stock
                                                                         Portfolio -   VP Value  Small Cap  Portfolio -
                                                                           Class O      Fund -     Core I     Initial
                                                                            Shares      Class I  Portfolio     Shares
                                                                        -------------  --------  ---------  -----------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $ --          $   417   $  (221)    $   (43)
   Net realized gain (loss) on investments                                  --              759       131        (287)
   Capital gain distributions from mutual funds                             10            4,216        --       1,271
   Net change in unrealized appreciation (depreciation) of investments      11           (8,517)     (455)       (970)
                                                                          ----          -------   -------     -------
Increase (decrease) in net assets resulting from operations                 21           (3,125)     (545)        (29)
                                                                          ----          -------   -------     -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             --            7,132     4,959       6,265
   Net transfers from (to) other Divisions or fixed rate option             (3)            (555)       (3)         (7)
   Cost of insurance and other charges                                     (44)          (5,620)   (1,968)     (4,059)
   Administrative charges                                                   --             (250)     (149)       (192)
   Policy loans                                                             --               (5)       --          --
   Withdrawals                                                              --               --        --          --
                                                                          ----          -------   -------     -------
Increase (decrease) in net assets resulting from principal
   transactions                                                            (47)             702     2,839       2,007
                                                                          ----          -------   -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (26)          (2,423)    2,294       1,978
NET ASSETS:
   Beginning of year                                                        80           52,202    27,941      10,127
                                                                          ----          -------   -------     -------
   End of year                                                            $ 54          $49,779   $30,235     $12,105
                                                                          ====          =======   =======     =======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                           $ --          $   201   $  (161)    $   (34)
   Net realized gain (loss) on investments                                  (3)           2,676       475         168
   Capital gain distributions from mutual funds                              8            3,317        --       1,409
   Net change in unrealized appreciation (depreciation) of investments      (4)           1,588     1,494        (928)
                                                                          ----          -------   -------     -------
Increase (decrease) in net assets resulting from operations                  1            7,782     1,808         615
                                                                          ----          -------   -------     -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            114            7,081     4,464       6,094
   Net transfers from (to) other Divisions or fixed rate option             --            7,558     6,979          30
   Cost of insurance and other charges                                     (44)          (7,707)   (1,571)     (3,870)
   Administrative charges                                                   (4)            (247)     (120)       (180)
   Policy loans                                                             --               (2)       --          --
   Withdrawals                                                              --           (7,868)     (762)       (610)
                                                                          ----          -------   -------     -------
Increase (decrease) in net assets resulting from principal
   transactions                                                             66           (1,185)    8,990       1,464
                                                                          ----          -------   -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     67            6,597    10,798       2,079
NET ASSETS:
   Beginning of year                                                        13           45,605    17,143       8,048
                                                                          ----          -------   -------     -------
   End of year                                                            $ 80          $52,202   $27,941     $10,127
                                                                          ====          =======   =======     =======

                             See accompanying notes.

                                  USL VL-R - 5

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                               Divisions
                                                                        ------------------------------------------------------
                                                                        Dreyfus VIF
                                                                         Developing   Dreyfus VIF  Fidelity VIP   Fidelity VIP
                                                                          Leaders    Quality Bond  Asset Manager   Contrafund
                                                                        Portfolio -   Portfolio -   Portfolio -    Portfolio -
                                                                          initial       Initial       Service        Service
                                                                           Shares       Shares        Class 2        Class 2
                                                                        -------------------------  -------------  ------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                          $     (9)      $   717       $   86        $    187
   Net realized gain (loss) on investments                                   (354)          (82)          53          10,523
   Capital gain distributions from mutual funds                             7,479            --           41          85,687
   Net change in unrealized appreciation (depreciation) of investments    (14,057)         (159)          63         (50,710)
                                                                         --------       -------       ------        --------
Increase (decrease) in net assets resulting from operations                (6,941)          476          243          45,687
                                                                         --------       -------       ------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             7,558           383        1,097          52,782
   Net transfers from (to) other Divisions or fixed rate option                --            --           --           1,145
   Cost of insurance and other charges                                     (5,251)       (3,058)        (412)        (25,318)
   Administrative charges                                                    (189)          (10)         (55)         (1,530)
   Policy loans                                                                --            (9)          --             (10)
   Withdrawals                                                               (719)           --         (229)           (349)
                                                                         --------       -------       ------        --------
Increase (decrease) in net assets resulting from principal
   transactions                                                             1,399        (2,694)         401          26,720
                                                                         --------       -------       ------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (5,542)       (2,218)         644          72,407
NET ASSETS:
   Beginning of year                                                       57,838        18,668        1,362         280,523
                                                                         --------       -------       ------        --------
   End of year                                                           $ 52,296       $16,450       $2,006        $352,930
                                                                         ========       =======       ======        ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                          $   (200)      $   775       $   13        $    724
   Net realized gain (loss) on investments                                    132          (325)           1          11,937
   Capital gain distributions from mutual funds                             4,595            --           --          22,385
   Net change in unrealized appreciation (depreciation) of investments     (2,833)          230           54          (8,997)
                                                                         --------       -------       ------        --------
Increase (decrease) in net assets resulting from operations                 1,694           680           68          26,049
                                                                         --------       -------       ------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             6,787           475          977          41,787
   Net transfers from (to) other Divisions or fixed rate option                 5            --           16           1,498
   Cost of insurance and other charges                                     (5,160)       (3,239)        (362)        (23,091)
   Administrative charges                                                    (170)          (12)         (49)         (1,181)
   Policy loans                                                                (1)         (148)          --              (2)
   Withdrawals                                                             (1,218)       (5,335)          --         (10,091)
                                                                         --------       -------       ------        --------
Increase (decrease) in net assets resulting from principal
   transactions                                                               243        (8,259)         582           8,920
                                                                         --------       -------       ------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,937        (7,579)         650          34,969
NET ASSETS:
   Beginning of year                                                       55,901        26,247          712         245,554
                                                                         --------       -------       ------        --------
   End of year                                                           $ 57,838       $18,668       $1,362        $280,523
                                                                         ========       =======       ======        ========

                             See accompanying notes.

                                  USL VL-R - 6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                             Divisions
                                                                        -------------------------------------------------
                                                                                                                Franklin
                                                                         Fidelity                               Templeton
                                                                            VIP       Fidelity     Fidelity     Franklin
                                                                          Equity         VIP        VIP Mid     Small Cap
                                                                          -Income      Growth         Cap         Value
                                                                        Portfolio -  Portfolio -  Portfolio -  Securities
                                                                          Service      Service      Service      Fund -
                                                                          Class 2      Class 2      Class 2      Class 2
                                                                        -----------  -----------  -----------  ----------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $   758     $   (527)     $   (4)      $    (6)
   Net realized gain (loss) on investments                                    316        3,048          --            --
   Capital gain distributions from mutual funds                             7,050           99         131           611
   Net change in unrealized appreciation (depreciation) of investments     (7,757)      29,053          83          (900)
                                                                          -------     --------      ------       -------
Increase (decrease) in net assets resulting from operations                   367       31,673         210          (295)
                                                                          -------     --------      ------       -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             8,216       15,079       1,458         1,913
   Net transfers from (to) other Divisions or fixed rate option                 4          159           5            94
   Cost of insurance and other charges                                     (5,869)      (9,536)       (859)       (1,291)
   Administrative charges                                                    (233)        (421)        (73)          (82)
   Policy loans                                                                --           --          --            --
   Withdrawals                                                             (1,127)      (1,122)         --            --
                                                                          -------     --------      ------       -------
Increase (decrease) in net assets resulting from principal
   transactions                                                               991        4,159         531           634
                                                                          -------     --------      ------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,358       35,832         741           339
NET ASSETS:
   Beginning of year                                                       80,686      120,732       1,328         8,650
                                                                          -------     --------      ------       -------
   End of year                                                            $82,044     $156,564      $2,069       $ 8,989
                                                                          =======     ========      ======       =======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                           $ 1,626     $   (646)     $   (6)      $   (18)
   Net realized gain (loss) on investments                                    288        1,672           3            11
   Capital gain distributions from mutual funds                             8,997           --           3            34
   Net change in unrealized appreciation (depreciation) of investments      1,973        5,570          43           857
                                                                          -------     --------      ------       -------
Increase (decrease) in net assets resulting from operations                12,884        6,596          43           884
                                                                          -------     --------      ------       -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             8,093       12,923       2,033         1,490
   Net transfers from (to) other Divisions or fixed rate option                19       12,546          20         6,778
   Cost of insurance and other charges                                     (8,007)      (8,816)       (689)         (630)
   Administrative charges                                                    (225)        (332)       (101)          (61)
   Policy loans                                                                --           --          --            --
   Withdrawals                                                                 --           --          --            --
                                                                          -------     --------      ------       -------
Increase (decrease) in net assets resulting from principal
   transactions                                                              (120)      16,321       1,263         7,577
                                                                          -------     --------      ------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    12,764       22,917       1,306         8,461
NET ASSETS:
   Beginning of year                                                       67,922       97,815          22           189
                                                                          -------     --------      ------       -------
   End of year                                                            $80,686     $120,732      $1,328       $ 8,650
                                                                          =======     ========      ======       =======

                             See accompanying notes.

                                  USL VL-R - 7

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                               Divisions
                                                                        --------------------------------------------------
                                                                         Franklin    Franklin    Franklin
                                                                         Templeton   Templeton   Templeton
                                                                         Franklin     Mutual     Templeton    Janus Aspen
                                                                           U.S.       Shares      Foreign    International
                                                                        Government  Securities  Securities      Growth
                                                                          Fund -      Fund -      Fund -      Portfolio -
                                                                          Class 2     Class 2     Class 2   Service Shares
                                                                        ----------  ----------  ----------  --------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $   69     $  4,019     $   608      $  (135)
   Net realized gain (loss) on investments                                    (8)       1,954       1,119        1,807
   Capital gain distributions from mutual funds                               --       20,734       2,220           --
   Net change in unrealized appreciation (depreciation) of investments        61      (11,447)      2,783        9,642
                                                                          ------     --------     -------      -------
Increase (decrease) in net assets resulting from operations                  122       15,260       6,730       11,314
                                                                          ------     --------     -------      -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            2,251        2,719      10,376        5,510
   Net transfers from (to) other Divisions or fixed rate option                1        5,996          40        3,538
   Cost of insurance and other charges                                      (840)     (14,395)     (4,380)      (3,576)
   Administrative charges                                                   (108)         (66)       (350)        (147)
   Policy loans                                                               --           --          --           --
   Withdrawals                                                                --           --          --           --
                                                                          ------     --------     -------      -------
Increase (decrease) in net assets resulting from principal
   transactions                                                            1,304       (5,746)      5,686        5,325
                                                                          ------     --------     -------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,426        9,514      12,416       16,639
NET ASSETS:
   Beginning of year                                                       1,869      566,320      42,993       38,375
                                                                          ------     --------     -------      -------
   End of year                                                            $3,295     $575,834     $55,409      $55,014
                                                                          ======     ========     =======      =======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                           $   88     $ (1,306)    $   149      $   389
   Net realized gain (loss) on investments                                   (13)         958       2,732        5,365
   Capital gain distributions from mutual funds                               --          187          --           --
   Net change in unrealized appreciation (depreciation) of investments        (1)      48,432       3,955        6,663
                                                                          ------     --------     -------      -------
Increase (decrease) in net assets resulting from operations                   74       48,271       6,836       12,417
                                                                          ------     --------     -------      -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              224        2,584       9,268        6,810
   Net transfers from (to) other Divisions or fixed rate option            1,860      516,684       6,739           (7)
   Cost of insurance and other charges                                      (753)      (5,927)     (3,955)      (2,696)
   Administrative charges                                                     (6)         (66)       (252)        (217)
   Policy loans                                                               --           --          --           --
   Withdrawals                                                                --           --      (3,565)      (9,702)
                                                                          ------     --------     -------      -------
Increase (decrease) in net assets resulting from principal
   transactions                                                            1,325      513,275       8,235       (5,812)
                                                                          ------     --------     -------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,399      561,546      15,071        6,605
NET ASSETS:
   Beginning of year                                                         470        4,774      27,922       31,770
                                                                          ------     --------     -------      -------
   End of year                                                            $1,869     $566,320     $42,993      $38,375
                                                                          ======     ========     =======      =======

                             See accompanying notes.

                                  USL VL-R - 8

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                           Divisions
                                                                        ----------------------------------------------
                                                                           Janus
                                                                           Aspen     Janus Aspen
                                                                          Mid Cap     Worldwide
                                                                          Growth       Growth     JPMorgan   JPMorgan
                                                                        Portfolio -  Portfolio -     Mid       Small
                                                                          Service      Service    Cap Value   Company
                                                                          Shares       Shares     Portfolio  Portfolio
                                                                        -----------  -----------  ---------  ---------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                          $    (8)      $  (156)     $   2     $  (247)
   Net realized gain (loss) on investments                                   619         1,191          9         682
   Capital gain distributions from mutual funds                                7            --         11       1,476
   Net change in unrealized appreciation (depreciation) of investments      (366)        5,363        (14)     (4,212)
                                                                         -------       -------      -----     -------
Increase (decrease) in net assets resulting from operations                  252         6,398          8      (2,301)
                                                                         -------       -------      -----     -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                               86        11,005         --      10,509
   Net transfers from (to) other Divisions or fixed rate option               (5)           (4)        (2)         (2)
   Cost of insurance and other charges                                      (587)       (3,964)       (74)     (5,237)
   Administrative charges                                                     (2)         (275)        --        (309)
   Policy loans                                                               --            --         --          (4)
   Withdrawals                                                              (745)           --         --          --
                                                                         -------       -------      -----     -------
Increase (decrease) in net assets resulting from principal
   transactions                                                           (1,253)        6,762        (76)      4,957
                                                                         -------       -------      -----     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (1,001)       13,160        (68)      2,656
NET ASSETS:
   Beginning of year                                                       1,397        82,275        262      30,392
                                                                         -------       -------      -----     -------
   End of year                                                           $   396       $95,435      $ 194     $33,048
                                                                         =======       =======      =====     =======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                          $   (12)      $   627      $  --     $  (194)
   Net realized gain (loss) on investments                                   237           183         13         531
   Capital gain distributions from mutual funds                               --            --         11         701
   Net change in unrealized appreciation (depreciation) of investments       (32)       10,363         24       2,419
                                                                         -------       -------      -----     -------
Increase (decrease) in net assets resulting from operations                  193        11,173         48       3,457
                                                                         -------       -------      -----     -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                               86        11,036         26      10,397
   Net transfers from (to) other Divisions or fixed rate option               (9)           (2)       197           4
   Cost of insurance and other charges                                      (665)       (4,101)      (294)     (4,935)
   Administrative charges                                                     (2)         (276)        (1)       (304)
   Policy loans                                                               (1)           --         --          (2)
   Withdrawals                                                                --            --         --          --
                                                                         -------       -------      -----     -------
Increase (decrease) in net assets resulting from principal
   transactions                                                             (591)        6,657        (72)      5,160
                                                                         -------       -------      -----     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (398)       17,830        (24)      8,617
NET ASSETS:
   Beginning of year                                                       1,795        64,445        286      21,775
                                                                         -------       -------      -----     -------
   End of year                                                           $ 1,397       $82,275      $ 262     $30,392
                                                                         =======       =======      =====     =======

                             See accompanying notes.

                                  USL VL-R - 9

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                            Divisions
                                                                        -----------------------------------------------
                                                                                      MFS VIT
                                                                           MFS VIT   Emerging      MFS VIT      MFS VIT
                                                                        Core Equity   Growth    New Discovery  Research
                                                                          Series -   Series -     Series -     Series -
                                                                           Initial    Initial      Initial      Initial
                                                                            Class      Class        Class        Class
                                                                        -----------  ---------  -------------  --------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $   (14)   $ (1,449)     $  (14)     $   (139)
   Net realized gain (loss) on investments                                    260         171         317         3,479
   Capital gain distributions from mutual funds                                --          --         133            --
   Net change in unrealized appreciation (depreciation) of investments         50      35,944        (395)       14,425
                                                                          -------    --------      ------      --------
Increase (decrease) in net assets resulting from operations                   296      34,666          41        17,765
                                                                          -------    --------      ------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             2,234      23,154         310        23,338
   Net transfers from (to) other Divisions or fixed rate option                --           6           3            (3)
   Cost of insurance and other charges                                     (1,554)    (12,155)       (265)       (6,887)
   Administrative charges                                                     (56)       (603)         (9)         (583)
   Policy loans                                                                 4         (21)         --            --
   Withdrawals                                                                 --      (1,935)       (785)           --
                                                                          -------    --------      ------      --------
Increase (decrease) in net assets resulting from principal
   transactions                                                               628       8,446        (746)       15,865
                                                                          -------    --------      ------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       924      43,112        (705)       33,630
NET ASSETS:
   Beginning of year                                                        2,704     172,202       1,715       149,881
                                                                          -------    --------      ------      --------
   End of year                                                            $ 3,628    $215,314      $1,010      $183,511
                                                                          =======    ========      ======      ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                           $    (7)   $ (1,175)     $  (13)     $   (322)
   Net realized gain (loss) on investments                                    126      (4,661)        147         1,228
   Capital gain distributions from mutual funds                                --          --          33            --
   Net change in unrealized appreciation (depreciation) of investments        176      17,372          35        11,190
                                                                          -------    --------      ------      --------
Increase (decrease) in net assets resulting from operations                   295      11,536         202        12,096
                                                                          -------    --------      ------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             2,234      22,907         310        23,338
   Net transfers from (to) other Divisions or fixed rate option                (4)        325         (11)           (4)
   Cost of insurance and other charges                                     (1,729)    (12,131)       (516)       (6,649)
   Administrative charges                                                     (56)       (586)         (8)         (583)
   Policy loans                                                                (1)        109          --            --
   Withdrawals                                                                 --      (4,644)         --            --
                                                                          -------    --------      ------      --------
Increase (decrease) in net assets resulting from principal
   transactions                                                               444       5,980        (225)       16,102
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       739      17,516         (23)       28,198
NET ASSETS:
   Beginning of year                                                        1,965     154,686       1,738       121,683
                                                                          -------    --------      ------      --------
   End of year                                                            $ 2,704    $172,202      $1,715      $149,881
                                                                          =======    =========     ======      ========

                             See accompanying notes.

                                  USL VL-R - 10

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                                 Divisions
                                                                        ----------------------------------------------------------
                                                                                                      PIMCO VIT
                                                                         Neuberger    Oppenheimer     Commodity
                                                                        Berman AMT      Global        RealReturn       PIMCO VIT
                                                                          Mid-Cap     Securities       Strategy      Real Return
                                                                          Growth       Fund/VA -      Portfolio -     Portfolio -
                                                                         Portfolio   Non-Service    Administrative  Administrative
                                                                         - Class I      Shares          Class            Class
                                                                        -----------  -------------  --------------  --------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                          $   (197)      $    30         $  11          $   758
   Net realized gain (loss) on investments                                    922            99            --               51
   Capital gain distributions from mutual funds                                --           254            --               47
   Net change in unrealized appreciation (depreciation) of investments      4,203           (83)           47              966
                                                                         --------       -------         -----          -------
Increase (decrease) in net assets resulting from operations                 4,928           300            58            1,822
                                                                         --------       -------         -----          -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             1,998         4,191           462            2,097
   Net transfers from (to) other Divisions or fixed rate option                (2)           95            52           (1,047)
   Cost of insurance and other charges                                     (1,978)       (1,894)         (124)          (2,164)
   Administrative charges                                                     (50)         (205)          (21)             (59)
   Policy loans                                                                --            --            --               --
   Withdrawals                                                                 --            --            --             (189)
                                                                         --------       -------         -----           -------
Increase (decrease) in net assets resulting from principal
   transactions                                                               (32)        2,187           369           (1,362)
                                                                         --------       -------         -----          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     4,896         2,487           427              460
NET ASSETS:
   Beginning of year                                                       22,598         4,549            --           19,503
                                                                         --------       -------         -----          -------
   End of year                                                           $ 27,494       $ 7,036         $ 427          $19,963
                                                                         ========       =======         =====          =======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                          $   (161)      $   (15)        $  --          $   694
   Net realized gain (loss) on investments                                    608             7            --              331
   Capital gain distributions from mutual funds                                --            16            --              522
   Net change in unrealized appreciation (depreciation) of investments      2,257           406            --           (1,565)
                                                                         --------       -------         -----          -------
Increase (decrease) in net assets resulting from operations                 2,704           414            --              (18)
                                                                         --------       -------         -----          -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             2,097         4,782            --            2,350
   Net transfers from (to) other Divisions or fixed rate option               (36)          548            --               --
   Cost of insurance and other charges                                     (1,874)       (1,283)           --           (2,166)
   Administrative charges                                                     (52)         (194)           --              (65)
   Policy loans                                                                --            --            --               --
   Withdrawals                                                                 --            --            --           (1,214)
                                                                         --------       -------         -----          -------
Increase (decrease) in net assets resulting from principal
   transactions                                                               135         3,853            --           (1,095)
                                                                         --------       -------         -----          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     2,839         4,267            --           (1,113)
NET ASSETS:
   Beginning of year                                                       19,759           282            --           20,616
                                                                         --------       -------         -----          -------
   End of year                                                           $ 22,598       $ 4,549         $  --          $19,503
                                                                         ========       =======         =====          =======

                             See accompanying notes.

                                  USL VL-R - 11

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                                 Divisions
                                                                        ------------------------------------------------------------
                                                                          PIMCO VIT        PIMCO VIT                      Pioneer
                                                                          Short-Term     Total Return     Pioneer         Growth
                                                                          Portfolio -    Portfolio -      Fund VCT     Opportunities
                                                                        Administrative  Administrative   Portfolio -  VCT Portfolio
                                                                            Class           Class         Class I        - Class I
                                                                        --------------  --------------  ------------  --------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                             $   81         $  2,454       $    146       $    (45)
   Net realized gain (loss) on investments                                      (1)             (55)         2,965            134
   Capital gain distributions from mutual funds                                 --               --             --            818
   Net change in unrealized appreciation (depreciation) of investments          (5)           2,343         (1,653)        (1,161)
                                                                            ------         --------       --------       --------
Increase (decrease) in net assets resulting from operations                     75            4,742          1,458           (254)
                                                                            ------         --------       --------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              1,691           16,672          8,485            823
   Net transfers from (to) other Divisions or fixed rate option                  1                8           (200)          (489)
   Cost of insurance and other charges                                        (827)         (12,200)       (12,938)          (710)
   Administrative charges                                                      (79)            (522)          (212)           (21)
   Policy loans                                                                 --               (5)            --              1
   Withdrawals                                                                  --               --             --             --
                                                                            ------         --------       --------       --------
Increase (decrease) in net assets resulting from principal
   transactions                                                                786            3,953         (4,865)          (396)
                                                                            ------         --------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        861            8,695         (3,407)          (650)
NET ASSETS:
   Beginning of year                                                         1,566           57,992         32,207          6,165
                                                                            ------         --------       --------       --------
   End of year                                                              $2,427         $ 66,687       $ 28,800       $  5,515
For the Year Ended December 31, 2006                                        ======         ========       ========       ========
OPERATIONS:
   Net investment income (loss)                                             $   37         $  2,042       $    179       $    (52)
   Net realized gain (loss) on investments                                      (1)             (77)         1,535            279
   Capital gain distributions from mutual funds                                 --              311             --             --
   Net change in unrealized appreciation (depreciation) of investments          (1)            (560)         3,046             42
                                                                            ------         --------       --------       --------
Increase (decrease) in net assets resulting from operations                     35            1,716          4,760            269
                                                                            ------         --------       --------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              1,551           13,932          8,485            823
   Net transfers from (to) other Divisions or fixed rate option                 11            2,480             (3)             3
   Cost of insurance and other charges                                        (821)         (11,337)       (12,119)        (3,040)
   Administrative charges                                                      (71)            (377)          (212)           (21)
   Policy loans                                                                 --               (3)            --             (1)
   Withdrawals                                                                  --             (610)            --             --
                                                                            ------         --------       --------       --------
Increase (decrease) in net assets resulting from principal
   transactions                                                                670            4,085         (3,849)        (2,236)
                                                                            ------         --------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        705            5,801            911         (1,967)
NET ASSETS:
   Beginning of year                                                           861           52,191         31,296          8,132
                                                                            ------         --------       --------       --------
   End of year                                                              $1,566         $ 57,992       $ 32,207       $  6,165
                                                                            ======         ========       ========       ========

                             See accompanying notes.

                                  USL VL-R - 12

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                             Divisions
                                                                        ---------------------------------------------------
                                                                                                    Putnam VT
                                                                                                  International
                                                                         Putnam VT    Putnam VT       Growth     UIF Equity
                                                                        Diversified  Growth and        and         Growth
                                                                          Income       Income         Income      Portfolio
                                                                          Fund -       Fund -         Fund -      - Class I
                                                                         Class IB     Class IB       Class IB      Shares
                                                                        -----------  ----------   -------------  ----------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $ 1,467     $  1,256       $    861     $ (1,009)
   Net realized gain (loss) on investments                                     (1)         676          7,329        3,875
   Capital gain distributions from mutual funds                                --       33,845         15,934           --
   Net change in unrealized appreciation (depreciation) of investments       (295)     (49,527)       (18,470)      22,773
                                                                          -------     --------       --------     --------
Increase (decrease) in net assets resulting from operations                 1,171      (13,750)         5,654       25,639
                                                                          -------     --------       --------     --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             7,695        9,247         12,138       16,306
   Net transfers from (to) other Divisions or fixed rate option             1,215            6          1,490         (213)
   Cost of insurance and other charges                                     (5,188)     (35,463)       (14,944)     (18,777)
   Administrative charges                                                    (192)        (231)          (310)        (408)
   Policy loans                                                               (85)         (94)           (10)          --
   Withdrawals                                                             (9,050)          --         (1,214)      (1,120)
                                                                          -------     --------       --------     --------
Increase (decrease) in net assets resulting from principal
   transactions                                                            (5,605)     (26,535)        (2,850)      (4,212)
                                                                          -------     --------       --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (4,434)     (40,285)         2,804       21,427
NET ASSETS:
   Beginning of year                                                       34,771      232,255         86,381      123,193
                                                                          -------     --------       --------     --------
   End of year                                                            $30,337     $191,970       $ 89,185     $144,620
                                                                          =======     ========       ========     ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                           $ 1,414     $  1,758       $    312     $   (888)
   Net realized gain (loss) on investments                                    (17)       2,020          5,815         (992)
   Capital gain distributions from mutual funds                                --        5,353             --           --
   Net change in unrealized appreciation (depreciation) of investments        405       22,532         12,167        6,409
                                                                          -------     --------       --------     --------
Increase (decrease) in net assets resulting from operations                 1,802       31,663         18,294        4,529
                                                                          -------     --------       --------     --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             8,217       10,039         11,818       17,309
   Net transfers from (to) other Divisions or fixed rate option                --            6              7           (2)
   Cost of insurance and other charges                                     (4,631)     (32,594)       (13,901)     (19,803)
   Administrative charges                                                    (205)        (251)          (302)        (433)
   Policy loans                                                               459         (166)            (2)          --
   Withdrawals                                                                 --           --             --           --
                                                                          -------     --------       --------     --------
Increase (decrease) in net assets resulting from principal
   transactions                                                             3,840      (22,966)        (2,380)      (2,929)
                                                                          -------     --------       --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     5,642        8,697         15,914        1,600
NET ASSETS:
   Beginning of year                                                       29,129      223,558         70,467      121,593
                                                                          -------     --------       --------     --------
   End of year                                                            $34,771     $232,255       $ 86,381     $123,193
                                                                          =======     ========       ========     ========

                             See accompanying notes.

                                  USL VL-R - 13

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                             Divisions
                                                                        -------------------------------------------------
                                                                          UIF High       VALIC         VALIC      VALIC
                                                                           Yield       Company I     Company I  Company I
                                                                        Portfolio -  International    Mid Cap     Money
                                                                          Class I       Equities       Index     Market I
                                                                          Shares          Fund         Fund        Fund
                                                                        -----------  -------------  ----------  ---------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $  132        $   805      $    461    $ 19,768
   Net realized gain (loss) on investments                                    --            965         2,562          --
   Capital gain distributions from mutual funds                               --            994         7,235          --
   Net change in unrealized appreciation (depreciation) of investments       (79)         1,048        (3,357)         --
                                                                          ------        -------      --------    --------
Increase (decrease) in net assets resulting from operations                   53          3,812         6,901      19,768
                                                                          ------        -------      --------    --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              196          2,317        13,166      81,470
   Net transfers from (to) other Divisions or fixed rate option               (1)            (6)         (582)    (18,064)
   Cost of insurance and other charges                                      (146)        (3,626)       (7,559)    (13,901)
   Administrative charges                                                     (5)           (58)         (345)     (2,140)
   Policy loans                                                               --             --            --           1
   Withdrawals                                                                --             --        (2,058)         --
                                                                          ------        -------      --------    --------
Increase (decrease) in net assets resulting from principal
   transactions                                                               44         (1,373)        2,622      47,366
                                                                          ------        -------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       97          2,439         9,523      67,134
NET ASSETS:
   Beginning of year                                                       1,627         48,258       100,548     465,972
                                                                          ------        -------      --------    --------
   End of year                                                            $1,724        $50,697      $110,071    $533,106
                                                                          ======        =======      ========    ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                           $  117        $   377      $   (232)   $ 16,969
   Net realized gain (loss) on investments                                     6            528         3,284          --
   Capital gain distributions from mutual funds                               --          2,670         6,626          --
   Net change in unrealized appreciation (depreciation) of investments         3          5,276        (1,419)         --
                                                                          ------        -------      --------    --------
Increase (decrease) in net assets resulting from operations                  126          8,851         8,259      16,969
                                                                          ------        -------      --------    --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              240          2,258        13,674     122,065
   Net transfers from (to) other Divisions or fixed rate option               --             (8)        4,335     (74,318)
   Cost of insurance and other charges                                      (139)        (3,387)       (7,503)    (15,084)
   Administrative charges                                                     (6)           (56)         (338)     (2,949)
   Policy loans                                                               --             --            --          (2)
   Withdrawals                                                              (305)            --        (9,412)       (504)
                                                                          ------        -------      --------    --------
Increase (decrease) in net assets resulting from principal
   transactions                                                             (210)        (1,193)          756      29,208
                                                                          ------        -------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (84)         7,658         9,015      46,177
NET ASSETS:
   Beginning of year                                                       1,711         40,600        91,533     419,795
                                                                          ------        -------      --------    --------
   End of year                                                            $1,627        $48,258      $100,548    $465,972
                                                                          ======        =======      ========    ========

                             See accompanying notes.

                                  USL VL-R - 14

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                           Divisions
                                                                        --------------------------------------------
                                                                           VALIC       VALIC      VALIC      VALIC
                                                                        Company I   Company I   Company I  Company I
                                                                        Nasdaq-100   Science &    Small      Stock
                                                                          Index     Technology  Cap Index    Index
                                                                           Fund        Fund        Fund       Fund
                                                                        ----------  ----------  ---------  ---------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                          $   (28)    $  (102)   $    41    $   1,245
   Net realized gain (loss) on investments                                   121          79         50        2,296
   Capital gain distributions from mutual funds                               --          --        796        7,279
   Net change in unrealized appreciation (depreciation) of investments       605       2,116     (1,281)      (4,839)
                                                                         -------     -------    -------    ---------
Increase (decrease) in net assets resulting from operations                  698       2,093       (394)       5,981
                                                                         -------     -------    -------    ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            2,741         181        675       17,405
   Net transfers from (to) other Divisions or fixed rate option               --         (10)     2,743            1
   Cost of insurance and other charges                                    (1,251)       (635)      (971)     (10,047)
   Administrative charges                                                   (128)         (5)       (32)        (479)
   Policy loans                                                                7           9         --           --
   Withdrawals                                                                --          --         --       (1,600)
                                                                         -------     -------    -------    ---------
Increase (decrease) in net assets resulting from principal
   transactions                                                            1,369        (460)     2,415        5,280
                                                                         -------     -------    -------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    2,067       1,633      2,021       11,261
NET ASSETS:
   Beginning of year                                                       3,328      12,510      8,220      137,259
                                                                         -------     -------    ---------  ---------
   End of year                                                           $ 5,395     $14,143    $10,241    $ 148,520
                                                                         =======     =======    =======    =========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                          $   (16)    $   (91)   $   (24)   $  (2,362)
   Net realized gain (loss) on investments                                    34         (42)        20       56,785
   Capital gain distributions from mutual funds                               --          --        389        4,320
   Net change in unrealized appreciation (depreciation) of investments       140         722        529      (18,937)
                                                                         -------     -------    -------    ---------
Increase (decrease) in net assets resulting from operations                  158         589        914       39,806
                                                                         -------     -------    -------    ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            2,599         181        905       18,325
   Net transfers from (to) other Divisions or fixed rate option                5           1      2,890     (506,586)
   Cost of insurance and other charges                                    (1,406)       (730)      (357)     (17,438)
   Administrative charges                                                   (119)         (5)       (19)        (459)
   Policy loans                                                               (2)         (2)        --           --
   Withdrawals                                                                --          --         --      (11,902)
                                                                         -------     -------    -------    ---------
Increase (decrease) in net assets resulting from principal
   transactions                                                            1,077        (555)     3,419     (518,060)
                                                                         -------     -------    -------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,235          34      4,333     (478,254)
NET ASSETS:
   Beginning of year                                                       2,093      12,476      3,887      615,513
                                                                         -------     -------    -------    ---------
   End of year                                                           $ 3,328     $12,510    $ 8,220    $ 137,259
                                                                         =======     =======    =======    =========

                             See accompanying notes.

                                  USL VL-R - 15

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                         Divisions
                                                                        ------------------------------------------
                                                                        Van Kampen LIT
                                                                          Growth and    Vanguard VIF
                                                                            Income       High Yield   Vanguard VIF
                                                                         Portfolio -        Bond       REIT Index
                                                                           Class I        Portfolio     Portfolio
                                                                        --------------  ------------  ------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                            $    66        $   214      $    971
   Net realized gain (loss) on investments                                     389            (73)        1,861
   Capital gain distributions from mutual funds                                279             --         6,604
   Net change in unrealized appreciation (depreciation) of investments        (569)          (145)      (24,571)
                                                                           -------        -------      --------
Increase (decrease) in net assets resulting from operations                    165             (4)      (15,135)
                                                                           -------        -------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              1,478          1,924         3,746
   Net transfers from (to) other Divisions or fixed rate option                 (7)         2,010          (255)
   Cost of insurance and other charges                                      (2,164)        (2,599)       (4,224)
   Administrative charges                                                      (50)           (88)         (113)
   Policy loans                                                                (15)            (8)           --
   Withdrawals                                                                  --             --          (336)
                                                                           -------        -------      --------
Increase (decrease) in net assets resulting from principal
   transactions                                                               (758)         1,239        (1,182)
                                                                           -------        -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (593)         1,235       (16,317)
NET ASSETS:
   Beginning of year                                                         7,418          3,482        89,264
                                                                           -------        -------      --------
   End of year                                                             $ 6,825        $ 4,717      $ 72,947
                                                                           =======        =======      ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                            $    32        $   439      $  1,027
   Net realized gain (loss) on investments                                     302           (116)        4,678
   Capital gain distributions from mutual funds                                469             --         5,107
   Net change in unrealized appreciation (depreciation) of investments         210            (34)       12,103
                                                                           -------        -------      --------
Increase (decrease) in net assets resulting from operations                  1,013            289        22,915
                                                                           -------        -------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              1,535            525         3,880
   Net transfers from (to) other Divisions or fixed rate option                 (5)         1,079         2,904
   Cost of insurance and other charges                                      (2,168)        (2,334)       (3,969)
   Administrative charges                                                      (46)           (14)         (108)
   Policy loans                                                                 52             (3)           --
   Withdrawals                                                                  --           (353)       (9,557)
                                                                           -------        -------      --------
Increase (decrease) in net assets resulting from principal
   transactions                                                               (632)        (1,100)       (6,850)
                                                                           -------        -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        381           (811)       16,065
NET ASSETS:
   Beginning of year                                                         7,037          4,293        73,199
                                                                           -------        -------      --------
   End of year                                                             $ 7,418        $ 3,482      $ 89,264
                                                                           =======        =======      ========

                             See accompanying notes.

                                  USL VL-R - 16

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account USL VL-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate Account: Platinum Investor, Platinum Investor PLUS, Platinum Investor Survivor, Platinum Investor Survivor II and Platinum Investor VIP. Of the products listed, Platinum Investor, Platinum Investor PLUS, Platinum Investor Survivor and Platinum Investor Survivor II are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

                   AIM Variable Insurance Funds ("AIM V.I."):
                    AIM V.I. Core Equity Fund - Series I (2)
                  AIM V.I. International Growth Fund - Series I
                 AIM V.I. Premier Equity Fund - Series I (1) (2)

                   The Alger American Fund ("Alger American"):
           Alger American Leveraged AllCap Portfolio - Class O Shares
             Alger American MidCap Growth Portfolio - Class O Shares

       American Century Variable Portfolios, Inc. ("American Century VP"):
                    American Century VP Value Fund - Class I

                     Credit Suisse Trust ("Credit Suisse"):
                  Credit Suisse Small Cap Core I Portfolio (12)

                  Dreyfus Investment Portfolios ("Dreyfus IP"):
             Dreyfus IP MidCap Stock Portfolio - Initial Shares (3)

                Dreyfus Variable Investment Fund ("Dreyfus VIF"):
          Dreyfus VIF Developing Leaders Portfolio - Initial Shares (3)
             Dreyfus VIF Quality Bond Portfolio - Initial Shares (3)

          Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"):
        Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class (2)
          Fidelity(R) VIP Contrafund(R) Portfolio - Service Class (2)
           Fidelity(R) VIP Equity-Income Portfolio - Service Class (2)
        Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 (1) (4)
        Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 (1) (4)
        Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 (1) (4)
              Fidelity(R) VIP Growth Portfolio - Service Class (2)
               Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

  Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton"):
      Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
           Franklin Templeton Franklin U.S. Government Fund - Class 2
           Franklin Templeton Mutual Shares Securities Fund - Class 2
         Franklin Templeton Templeton Foreign Securities Fund - Class 2

                       Janus Aspen Series ("Janus Aspen"):
           Janus Aspen International Growth Portfolio - Service Shares
              Janus Aspen Mid Cap Growth Portfolio - Service Shares
           Janus Aspen Worldwide Growth Portfolio - Service Shares (5)

                                  USL VL-R - 17

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

                    J.P. Morgan Series Trust II ("JPMorgan"):
                      JPMorgan Mid Cap Value Portfolio (6)
                        JPMorgan Small Company Portfolio

               MFS(R) Variable Insurance Trust(SM) ("MFS(R) VIT"):
             MFS(R) VIT Core Equity Series - Initial Class (7) (13)
              MFS(R) VIT Emerging Growth Series - Initial Class (7)
                 MFS(R) VIT New Discovery Series - Initial Class
                   MFS(R) VIT Research Series - Initial Class

      Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT"):
             Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I

               Oppenheimer Variable Account Funds ("Oppenheimer"):
              Oppenheimer Balanced Fund/VA - Non-Service Shares (1)
           Oppenheimer Global Securities Fund/VA - Non-Service Shares

                  PIMCO Variable Insurance Trust ("PIMCO VIT"):
   PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class (8)
             PIMCO VIT Real Return Portfolio - Administrative Class
              PIMCO VIT Short-Term Portfolio - Administrative Class
             PIMCO VIT Total Return Portfolio - Administrative Class

                  Pioneer Variable Contracts Trust ("Pioneer"):
                      Pioneer Fund VCT Portfolio - Class I
              Pioneer Growth Opportunities VCT Portfolio - Class I
              Pioneer Mid Cap Value VCT Portfolio - Class I (1) (9)

                      Putnam Variable Trust ("Putnam VT"):
                  Putnam VT Diversified Income Fund - Class IB
                Putnam VT Growth and Income Fund - Class IB (10)
            Putnam VT International Growth and Income Fund - Class IB

                     SunAmerica Series Trust ("SunAmerica"):
              SunAmerica Aggressive Growth Portfolio - Class 1 (1)
                SunAmerica Balanced Portfolio - Class 1 (1) (14)

                The Universal Institutional Funds, Inc. ("UIF"):
                UIF Equity Growth Portfolio - Class I Shares (11)
                 UIF High Yield Portfolio - Class I Shares (11)

                                VALIC Company I:
                   VALIC Company I International Equities Fund
                       VALIC Company I Mid Cap Index Fund
                       VALIC Company I Money Market I Fund
                    VALIC Company I Nasdaq-100(R) Index Fund
                    VALIC Company I Science & Technology Fund
                      VALIC Company I Small Cap Index Fund
                        VALIC Company I Stock Index Fund

                                  USL VL-R - 18

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

              Van Kampen Life Investment Trust ("Van Kampen LIT"):
              Van Kampen LIT Growth and Income Portfolio - Class I

            Vanguard(R) Variable Insurance Fund ("Vanguard(R) VIF"):
                    Vanguard(R) VIF High Yield Bond Portfolio
                      Vanguard(R) VIF REIT Index Portfolio

(1)  Division had no activity in current year.

(2) Effective May 1, 2006, AIM V.I. Premier Equity Fund - Series I merged into AIM V.I. Core Equity Fund - Series I. AIM V.I. Core Equity Fund - Series I is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later.

(3) Effective May 1, 2006, Dreyfus IP MidCap Stock Portfolio - Initial Shares, Dreyfus VIF Developing Leaders Portfolio - Initial Shares and Dreyfus VIF Quality Bond Portfolio - Initial Shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.

(4) Effective May 1, 2006, Fidelity VIP Freedom 2020 Portfolio - Service Class 2, Fidelity VIP Freedom 2025 Portfolio - Service Class 2 and Fidelity VIP Freedom 2030 Portfolio - Service Class 2 became available as investment options.

(5) Effective May 1, 2006, Janus Aspen Worldwide Growth Portfolio - Service Shares is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later.

(6) Effective May 1, 2006, JPMorgan Mid Cap Value Portfolio is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later and is not available for new investments in existing policies.

(7) Effective May 1, 2006, MFS VIT Core Equity Series - Initial Class and MFS VIT Emerging Growth Series - Initial Class are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.

(8) Effective May 1, 2006, PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class became available as an investment option.

(9) Effective May 1, 2006, Pioneer Mid Cap Value VCT Portfolio - Class I became available as an investment option.

(10) Effective May 1, 2006, Putnam VT Growth and Income Fund - Class IB is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later.

(11) Effective May 1, 2006, UIF Equity Growth Portfolio - Class I Shares and UIF High Yield Portfolio - Class I Shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.

(12) Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

(13) Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

(14) Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

                                  USL VL-R - 19

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s) and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Policy Charges

Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction varies and may be up to 3.5% of the premium. Also, an additional premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account, and used to primarily pay Company distribution expenses and to a lesser extent administrative expenses, other taxes, licenses and fees related to the policy.

Policies                        Current Premium Expense Charge
-----------------------------   ------------------------------
Platinum Investor VUL                        2.50%
Platinum Investor PLUS VUL                   5.00%
Platinum Investor Survivor II                5.00%
Platinum Investor VIP                        5.00%

                                  USL VL-R - 20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of the charges by policy follows:

                                   Mortality and Expense      First Reduction in Mortality         Second Reduction in
                                  Risk and Administrative         and Expense Risk and          Mortality and Expense Risk
Policies                        Charges Current Annual Rate    Administrative Charges Rate   and Administrative Charges Rate
-----------------------------   ---------------------------   ----------------------------   --------------------------------
Platinum Investor VUL                      0.75%              0.25% after 10th policy year     0.25% after 20th policy year
Platinum Investor PLUS VUL                 0.70%              0.25% after 10th policy year     0.35% after 20th policy year
Platinum Investor Survivor II              0.75%              0.25% after 15th policy year     0.35% after 30th policy year
Platinum Investor VIP                      0.70%              0.35% after 10th policy year     0.35% after 20th policy year

Guaranteed Minimum Withdrawal Benefit (GMWB) Rider charge - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

Monthly administrative and expense charges - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative charges are included with cost of insurance and the monthly expense charges are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

Cost of insurance charge - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Optional rider charges - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. On a partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

                                  USL VL-R - 21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

Policy loan - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  USL VL-R - 22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                            Cost of     Proceeds
Divisions                                                                  Purchases   from Sales
-----------------------------------------------------------------------   -----------  ----------
AIM V.I. Core Equity Fund - Series I                                        $ 9,970      $ 5,925
AIM V.I. International Growth Fund - Series I                                 9,336        4,374
Alger American Leveraged AllCap Portfolio - Class O Shares                    1,073          469
Alger American MidCap Growth Portfolio - Class O Shares                          10           46
American Century VP Value Fund - Class I                                      7,905        2,569
Credit Suisse Small Cap Core I Portfolio                                      2,923          305
Dreyfus IP MidCap Stock Portfolio - Initial Shares                            6,486        3,250
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                    11,765        2,895
Dreyfus VIF Quality Bond Portfolio - Initial Shares                             960        2,937
Fidelity VIP Asset Manager Portfolio - Service Class 2                          832          305
Fidelity VIP Contrafund Portfolio - Service Class 2                         137,996       25,400
Fidelity VIP Equity-Income Portfolio - Service Class 2                       11,090        2,290
Fidelity VIP Growth Portfolio - Service Class 2                              10,675        6,944
Fidelity VIP Mid Cap Portfolio - Service Class 2                                658           --
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2         1,239           --
Franklin Templeton Franklin U.S. Government Fund - Class 2                    2,180          807
Franklin Templeton Mutual Shares Securities Fund - Class 2                   37,116       18,109
Franklin Templeton Templeton Foreign Securities Fund - Class 2               11,781        3,269
Janus Aspen International Growth Portfolio - Service Shares                   8,619        3,427
Janus Aspen Mid Cap Growth Portfolio - Service Shares                            45        1,301
Janus Aspen Worldwide Growth Portfolio - Service Shares                      10,848        4,244
JPMorgan Mid Cap Value Portfolio                                                 13           77
JPMorgan Small Company Portfolio                                             10,149        3,962
MFS VIT Core Equity Series - Initial Class                                    2,169        1,555
MFS VIT Emerging Growth Series - Initial Class                               16,118        9,121
MFS VIT New Discovery Series - Initial Class                                    401        1,028
MFS VIT Research Series - Initial Class                                      23,811        8,086
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                       1,838        2,068
Oppenheimer Global Securities Fund/VA - Non-Service Shares                    3,526        1,054
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class         380            -
PIMCO VIT Real Return Portfolio - Administrative Class                        2,890        3,448
PIMCO VIT Short-Term Portfolio - Administrative Class                         1,083          216
PIMCO VIT Total Return Portfolio - Administrative Class                      13,679        7,271
Pioneer Fund VCT Portfolio - Class I                                          8,451       13,171
Pioneer Growth Opportunities VCT Portfolio - Class I                          1,446        1,068
Putnam VT Diversified Income Fund - Class IB                                  8,963       13,100
Putnam VT Growth and Income Fund - Class IB                                  43,086       34,519
Putnam VT International Growth and Income Fund - Class IB                    29,419       15,475
UIF Equity Growth Portfolio - Class I Shares                                 14,388       19,609
UIF High Yield Portfolio - Class I Shares                                       189           14
VALIC Company I International Equities Fund                                   2,358        1,932
VALIC Company I Mid Cap Index Fund                                           18,182        7,864
VALIC Company I Money Market I Fund                                         109,468       42,333
VALIC Company I Nasdaq-100 Index Fund                                         1,985          644
VALIC Company I Science & Technology Fund                                       171          732
VALIC Company I Small Cap Index Fund                                          3,658          407
VALIC Company I Stock Index Fund                                             22,218        8,414
Van Kampen LIT Growth and Income Portfolio - Class I                          1,339        1,752
Vanguard VIF High Yield Bond Portfolio                                        3,966        2,514
Vanguard VIF REIT Index Portfolio                                            10,258        3,864

                                  USL VL-R - 23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2007.

                                                                                               Value of
                                                                                    Net Asset   Shares   Cost of
                                                                                    Value Per   at Fair   Shares
Divisions                                                                  Shares     Share      Value     Held
-----------------------------------------------------------------------   --------  ---------  --------  --------
AIM V.I. Core Equity Fund - Series I                                         4,733   $ 29.11   $137,792  $120,039
AIM V.I. International Growth Fund - Series I                                2,075     33.63     69,769    43,422
Alger American Leveraged AllCap Portfolio - Class O Shares                      15     55.39        823       658
Alger American MidCap Growth Portfolio - Class O Shares                          2     23.62         54        47
American Century VP Value Fund - Class I                                     6,664      7.47     49,780    48,759
Credit Suisse Small Cap Core I Portfolio                                     1,954     15.47     30,234    26,601
Dreyfus IP MidCap Stock Portfolio - Initial Shares                             780     15.52     12,105    13,261
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                    1,617     32.34     52,296    59,844
Dreyfus VIF Quality Bond Portfolio - Initial Shares                          1,485     11.08     16,449    16,943
Fidelity VIP Asset Manager Portfolio - Service Class 2                         123     16.33      2,005     1,858
Fidelity VIP Contrafund Portfolio - Service Class 2                         12,853     27.46    352,931   353,667
Fidelity VIP Equity-Income Portfolio - Service Class 2                       3,481     23.57     82,044    70,395
Fidelity VIP Growth Portfolio - Service Class 2                              3,506     44.65    156,564   101,439
Fidelity VIP Mid Cap Portfolio - Service Class 2                                58     35.63      2,068     1,939
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2          526     17.10      8,989     9,034
Franklin Templeton Franklin U.S. Government Fund - Class 2                     259     12.71      3,295     3,245
Franklin Templeton Mutual Shares Securities Fund - Class 2                  28,521     20.19    575,836   538,316
Franklin Templeton Templeton Foreign Securities Fund - Class 2               2,736     20.25     55,409    44,394
Janus Aspen International Growth Portfolio - Service Shares                    853     64.51     55,016    29,449
Janus Aspen Mid Cap Growth Portfolio - Service Shares                           10     38.95        396       263
Janus Aspen Worldwide Growth Portfolio - Service Shares                      2,724     35.03     95,435    72,169
JPMorgan Mid Cap Value Portfolio                                                 6     30.67        194       184
JPMorgan Small Company Portfolio                                             2,058     16.06     33,048    33,936
MFS VIT Core Equity Series - Initial Class                                     211     17.18      3,628     3,342
MFS VIT Emerging Growth Series - Initial Class                               8,609     25.01    215,314   152,802
MFS VIT New Discovery Series - Initial Class                                    61     16.63      1,011       968
MFS VIT Research Series - Initial Class                                      9,049     20.28    183,511   135,121
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                        965     28.50     27,494    15,974
Oppenheimer Global Securities Fund/VA - Non-Service Shares                     192     36.60      7,037     6,714
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class         32     13.35        427       380
PIMCO VIT Real Return Portfolio - Administrative Class                       1,588     12.57     19,963    19,836
PIMCO VIT Short-Term Portfolio - Administrative Class                          243     10.01      2,428     2,435
PIMCO VIT Total Return Portfolio - Administrative Class                      6,357     10.49     66,688    65,409
Pioneer Fund VCT Portfolio - Class I                                         1,120     25.72     28,800    25,681
Pioneer Growth Opportunities VCT Portfolio - Class I                           246     22.44      5,515     5,815
Putnam VT Diversified Income Fund - Class IB                                 3,487      8.70     30,338    29,921
Putnam VT Growth and Income Fund - Class IB                                  8,303     23.12    191,970   205,953
Putnam VT International Growth and Income Fund - Class IB                    5,412     16.48     89,185    76,069
UIF Equity Growth Portfolio - Class I Shares                                 7,199     20.09    144,620    99,564
UIF High Yield Portfolio - Class I Shares                                      134     12.88      1,724     1,824
VALIC Company I International Equities Fund                                  4,720     10.74     50,697    27,168
VALIC Company I Mid Cap Index Fund                                           4,763     23.11    110,071    97,533
VALIC Company I Money Market I Fund                                        533,107      1.00    533,107   533,107
VALIC Company I Nasdaq-100 Index Fund                                          937      5.76      5,396     4,503
VALIC Company I Science & Technology Fund                                      962     14.70     14,144     9,923
VALIC Company I Small Cap Index Fund                                           637     16.09     10,242    10,734
VALIC Company I Stock Index Fund                                             4,124     36.01    148,521   137,162
Van Kampen LIT Growth and Income Portfolio - Class I                           320     21.36      6,825     5,904
Vanguard VIF High Yield Bond Portfolio                                         575      8.21      4,717     4,827
Vanguard VIF REIT Index Portfolio                                            3,856     18.92     72,948    64,992

                                  USL VL-R - 24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2007.

                                                                       Accumulation   Accumulation   Net Increase
Divisions                                                              Units Issued  Units Redeemed   (Decrease)
---------------------------------------------------------------------  ------------  --------------  ------------
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                                        904           (646)           258
   Platinum Investor PLUS                                                    80            (33)            47
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                        462           (332)           130
   Platinum Investor PLUS                                                   245           (113)           132
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor PLUS                                                    66            (25)            41
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                                    --             (3)            (3)
American Century VP Value Fund - Class I
   Platinum Investor                                                        194           (214)           (20)
   Platinum Investor PLUS                                                   202           (135)            67
   Platinum Investor VIP                                                      4             (1)             3
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor                                                        416           (139)           277
   Platinum Investor PLUS                                                   110            (67)            43
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                        319           (239)            80
   Platinum Investor PLUS                                                    91            (35)            56
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                        498           (405)            93
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                         26           (216)          (190)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                         --            (19)           (19)
   Platinum Investor PLUS                                                    82            (31)            51
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                      2,720         (1,434)         1,286
   Platinum Investor PLUS                                                   543           (240)           303
   Platinum Investor VIP                                                      3             (1)             2
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                        480           (456)            24
   Platinum Investor PLUS                                                    66            (26)            40
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                      1,467         (1,113)           354
   Platinum Investor PLUS                                                   180            (84)            96
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                    70            (44)            26
   Platinum Investor VIP                                                      5             (1)             4
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                   110            (74)            36
   Platinum Investor VIP                                                      3             (1)             2
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                         14             (5)             9
   Platinum Investor PLUS                                                   176            (71)           105
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                        227           (860)          (633)
   Platinum Investor PLUS                                                   298            (17)           281

                                  USL VL-R - 25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                         Accumulation   Accumulation   Net Increase
Divisions                                                                Units Issued  Units Redeemed   (Decrease)
-----------------------------------------------------------------------  ------------  --------------  ------------
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                           360           (181)          179
   Platinum Investor PLUS                                                      214            (68)          146
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                           385           (139)          246
   Platinum Investor PLUS                                                       94            (44)           50
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                            11           (172)         (161)
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                                         1,169           (460)          709
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                                       --             (4)           (4)
JPMorgan Small Company Portfolio
   Platinum Investor                                                           621           (332)          289
   Platinum Investor PLUS                                                      112            (46)           66
MFS VIT Core Equity Series - Initial Class
   Platinum Investor                                                           266           (189)           77
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                                         1,554         (1,029)          525
   Platinum Investor PLUS                                                       58            (24)           34
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                            24           (100)          (76)
   Platinum Investor PLUS                                                        4             (2)            2
MFS VIT Research Series - Initial Class
   Platinum Investor                                                         2,261           (732)        1,529
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                           213           (211)            2
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                                      227           (105)          122
   Platinum Investor VIP                                                         4             (1)            3
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Platinum Investor PLUS                                                       49            (12)           37
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                           112           (208)          (96)
   Platinum Investor PLUS                                                       24             (9)           15
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                            17            (20)           (3)
   Platinum Investor PLUS                                                      131            (55)           76
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                           870           (758)          112
   Platinum Investor PLUS                                                      348           (144)          204
   Platinum Investor VIP                                                         4             (1)            3
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                                           625           (991)         (366)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                            71           (104)          (33)
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                                           517           (944)         (427)
   Platinum Investor PLUS                                                      100            (43)           57

                                  USL VL-R - 26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                         Accumulation   Accumulation   Net Increase
Divisions                                                                Units Issued  Units Redeemed   (Decrease)
-----------------------------------------------------------------------  ------------  --------------  ------------
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                                           633         (2,518)       (1,885)
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                                           676           (815)         (139)
   Platinum Investor PLUS                                                       12             (5)            7
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                                         1,179         (1,480)         (301)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                                            16            (12)            4
VALIC Company I International Equities Fund
   Platinum Investor                                                           142           (229)          (87)
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                                           489           (395)           94
   Platinum Investor PLUS                                                       38            (18)           20
VALIC Company I Money Market I Fund
   Platinum Investor                                                         4,882         (1,031)        3,851
   Platinum Investor PLUS                                                    1,753         (1,773)          (20)
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                                            68            (43)           25
   Platinum Investor PLUS                                                      163            (73)           90
VALIC Company I Science & Technology Fund
   Platinum Investor                                                            43           (137)          (94)
VALIC Company I Small Cap Index Fund
   Platinum Investor                                                            --             (4)           (4)
   Platinum Investor PLUS                                                      213            (58)          155
VALIC Company I Stock Index Fund
   Platinum Investor                                                         1,077           (767)          310
   Platinum Investor PLUS                                                      113            (50)           63
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                                            60           (114)          (54)
   Platinum Investor PLUS                                                       30            (25)            5
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                                            15           (139)         (124)
   Platinum Investor PLUS                                                      327            (86)          241
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                                            92           (169)          (77)
   Platinum Investor PLUS                                                       89            (23)           66
   Platinum Investor VIP                                                         5             (1)            4

                                  USL VL-R - 27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                       Accumulation   Accumulation   Net Increase
Divisions                                                              Units Issued  Units Redeemed   (Decrease)
---------------------------------------------------------------------  ------------  --------------  ------------
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                                       11,963          (542)        11,421
   Platinum Investor PLUS                                                     122           (25)            97
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                          589          (416)           173
   Platinum Investor PLUS                                                     384           (71)           313
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                                          402       (10,465)       (10,063)
   Platinum Investor PLUS                                                      25           (60)           (35)
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                                       8            (3)             5
American Century VP Value Fund - Class I
   Platinum Investor                                                          226          (866)          (640)
   Platinum Investor PLUS                                                     799          (110)           689
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor                                                          444          (222)           222
   Platinum Investor PLUS                                                     754           (39)           715
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                          352          (289)            63
   Platinum Investor PLUS                                                      82           (37)            45
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                          450          (432)            18
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                           34          (639)          (605)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                           --            (1)            (1)
   Platinum Investor PLUS                                                      82           (31)            51
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                        2,541        (2,317)           224
   Platinum Investor PLUS                                                     573          (199)           374
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                          555          (614)           (59)
   Platinum Investor PLUS                                                      69           (26)            43
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                        2,406        (1,144)         1,262
   Platinum Investor PLUS                                                     692           (45)           647
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                     116           (41)            75
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                     543           (40)           503
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                           16            (6)            10
   Platinum Investor PLUS                                                     183           (65)           118
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                       36,146          (397)        35,749
   Platinum Investor PLUS                                                       8            (3)             5
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                          638          (458)           180
   Platinum Investor PLUS                                                     438           (53)           385

                                  USL VL-R - 28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                             Accumulation   Accumulation   Net Increase
Divisions                                                    Units Issued  Units Redeemed   (Decrease)
-----------------------------------------------------------  ------------  --------------  ------------
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                               428         (1,059)          (631)
   Platinum Investor PLUS                                           92            (26)            66
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                14           (108)           (94)
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                             1,437           (579)           858
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                           15            (20)            (5)
JPMorgan Small Company Portfolio
   Platinum Investor                                               671           (334)           337
   Platinum Investor PLUS                                          112            (46)            66
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                               310           (247)            63
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                             1,906         (1,414)           492
   Platinum Investor PLUS                                           69            (25)            44
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                29            (55)           (26)
   Platinum Investor PLUS                                            3             (2)             1
MFS VIT Research Series - Initial Class
   Platinum Investor                                             2,681           (810)         1,871
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                               255           (243)            12
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                          330            (82)           248
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                               134           (212)           (78)
   Platinum Investor PLUS                                           22            (12)            10
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                18            (19)            (1)
   Platinum Investor PLUS                                          123            (58)            65
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                               928           (795)           133
   Platinum Investor PLUS                                          344           (127)           217
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                               731         (1,054)          (323)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                                72           (279)          (207)
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                               618           (336)           282
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                               774         (2,554)        (1,780)
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                               696           (847)          (151)
   Platinum Investor PLUS                                           16             (6)            10
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                             1,506         (1,707)          (201)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                                21            (39)           (18)

                                  USL VL-R - 29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                      Accumulation    Accumulation   Net Increase
Divisions                                             Units Issued   Units Redeemed   (Decrease)
----------------------------------------------------  -------------  --------------  ------------
VALIC Company I International Equities Fund
   Platinum Investor                                        166            (255)           (89)
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                        755            (755)            --
   Platinum Investor PLUS                                    62             (20)            42
VALIC Company I Money Market I Fund
   Platinum Investor                                      5,946          (3,559)         2,387
   Platinum Investor PLUS                                 4,644          (4,572)            72
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                         69             (96)           (27)
   Platinum Investor PLUS                                   180             (80)           100
VALIC Company I Science & Technology Fund
   Platinum Investor                                         42            (182)          (140)
VALIC Company I Small Cap Index Fund
   Platinum Investor                                        193              (5)           188
   Platinum Investor PLUS                                    62             (20)            42
VALIC Company I Stock Index Fund
   Platinum Investor                                      1,271         (43,150)       (41,879)
   Platinum Investor PLUS                                   163             (53)           110
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                         68            (129)           (61)
   Platinum Investor PLUS                                    42             (28)            14
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                         35            (171)          (136)
   Platinum Investor PLUS                                    99             (35)            64
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                        226            (506)          (280)
   Platinum Investor PLUS                                    32             (18)            14

                                  USL VL-R - 30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                                  Investment
                                                                                 Unit     Net       Income     Expense      Total
Divisions                                                              Units    Value    Assets   Ratio (a)   Ratio (b)   Return (c)
---------------------------------------------------------------------  -----   -------  --------  ----------  ---------  -----------
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                                   11,679  $11.65   $136,117     1.18%      0.75%       7.30%
   Platinum Investor PLUS                                                 144   11.66      1,675     1.34%      0.70%       7.36%
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                    3,073   18.87     57,987     0.44%      0.75%      13.86%
   Platinum Investor PLUS                                                 526   22.42     11,782     0.49%      0.70%      13.92%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor PLUS                                                  41   20.26        823     0.00%      0.70%      24.36%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                                   3   18.42         54     0.00%      0.70%      30.64%
American Century VP Value Fund - Class I
   Platinum Investor                                                    2,205   17.58     38,750     1.60%      0.75%      -5.85%
   Platinum Investor PLUS                                                 771   14.27     10,999     1.56%      0.70%      -5.80%
   Platinum Investor VIP                                                    3    9.13         30     0.00%      0.70%      -2.97%
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor                                                    2,425    8.09     19,606     0.00%      0.75%      -1.58%
   Platinum Investor PLUS                                                 931   11.42     10,629     0.00%      0.70%      -1.53%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                      725   14.19     10,286     0.41%      0.75%       0.73%
   Platinum Investor PLUS                                                 131   13.86      1,819     0.33%      0.70%       0.79%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                    3,936   13.29     52,296     0.78%      0.75%      -11.73%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                    1,141   14.42     16,450     4.84%      0.75%       2.76%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                       --   12.74         --     5.94%      0.75%      14.31%
   Platinum Investor PLUS                                                 147   13.68      2,006     5.79%      0.70%      14.37%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                   20,905   16.21    338,802     0.79%      0.75%      16.42%
   Platinum Investor PLUS                                                 779   18.11     14,107     0.92%      0.70%      16.48%
   Platinum Investor VIP                                                    2   11.16         21     0.97%      0.70%      -1.69%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                    5,595   13.97     78,164     1.72%      0.75%       0.51%
   Platinum Investor PLUS                                                 254   15.30      3,880     1.80%      0.70%       0.56%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                   15,304    9.46    144,750     0.37%      0.75%      25.71%
   Platinum Investor PLUS                                                 783   15.09     11,814     0.36%      0.70%      25.77%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                 102   19.96      2,028     0.49%      0.70%      14.53%
   Platinum Investor VIP                                                    4   10.73         41     0.34%      0.70%      -2.99%
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                 552   16.26      8,968     0.67%      0.70%      -3.06%
   Platinum Investor VIP                                                    2    9.04         21     0.00%      0.70%      -1.83%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                       57   12.64        723     5.27%      0.75%       5.81%
   Platinum Investor PLUS                                                 225   11.45      2,572     2.51%      0.70%       5.86%

                                  USL VL-R - 31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                                Investment
                                                                              Unit       Net      Income      Expense      Total
Divisions                                                           Units    Value     Assets    Ratio (a)   Ratio (b)   Return (c)
-----------------------------------------------------------------  -------  --------  --------  ----------  ----------  -----------
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                               35,473    $16.11   $571,337     1.48%       0.75%        2.70%
   Platinum Investor PLUS                                             287     15.66      4,497     2.95%       0.70%        2.75%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                2,385     18.75     44,716     1.97%       0.75%       14.59%
   Platinum Investor PLUS                                             562     19.02     10,693     2.01%       0.70%       14.65%
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                2,680     19.11     51,204     0.47%       0.75%       27.06%
   Platinum Investor PLUS                                             122     31.16      3,810     0.59%       0.70%       27.12%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                   49      8.02        396     0.07%       0.75%       20.83%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                               11,036      8.65     95,435     0.58%       0.75%        8.54%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                              12     16.23        194     0.98%       0.70%        1.73%
JPMorgan Small Company Portfolio
   Platinum Investor                                                2,292     12.52     28,695     0.01%       0.75%       -6.38%
   Platinum Investor PLUS                                             296     14.71      4,353     0.01%       0.70%       -6.33%
MFS VIT Core Equity Series - Initial Class*
   Platinum Investor                                                  432      8.39      3,628     0.34%       0.75%       10.31%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                               14,493     14.57    211,223     0.00%       0.75%       20.26%
   Platinum Investor PLUS                                             249     16.46      4,091     0.00%       0.70%       20.32%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                   93     10.01        934     0.00%       0.75%        1.75%
   Platinum Investor PLUS                                               6     13.01         76     0.00%       0.70%        1.80%
MFS VIT Research Series - Initial Class
   Platinum Investor                                               18,571      9.88    183,511     0.65%       0.75%       12.35%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                                2,752      9.99     27,494     0.00%       0.75%       21.61%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                             389     18.02      7,006     1.21%       0.70%        5.57%
   Platinum Investor VIP                                                3     10.02         30     0.00%       0.70%       -3.46%
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative
   Class
   Platinum Investor PLUS                                              37     11.70        427     5.58%       0.70%       29.50%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                                1,149     16.96     19,489     4.58%       0.75%        9.80%
   Platinum Investor PLUS                                              40     12.00        474     4.99%       0.70%        9.86%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                   23     12.10        278     4.52%       0.75%        3.70%
   Platinum Investor PLUS                                             195     11.02      2,149     4.84%       0.70%        3.76%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                                4,169     14.73     61,414     4.73%       0.75%        7.92%
   Platinum Investor PLUS                                             442     11.85      5,241     3.73%       0.70%        7.98%
   Platinum Investor VIP                                                3     10.70         32     0.38%       0.70%        2.20%

                                  USL VL-R - 32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                        Investment
                                                                      Unit       Net      Income      Expense      Total
Divisions                                                   Units    Value     Assets    Ratio (a)   Ratio (b)   Return (c)
---------------------------------------------------------  -------  --------  --------  ----------  ----------  -----------
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                        2,217     $12.99  $ 28,800     1.21%       0.75%        4.20%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                          507      10.89     5,515     0.00%       0.75%       -4.58%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                        2,005      14.77    29,623     5.23%       0.75%        3.35%
   Platinum Investor PLUS                                      57      12.42       714    16.50%       0.70%        2.17%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                       14,697      13.06   191,970     1.39%       0.75%       -6.74%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                        4,453      19.58    87,217     1.76%       0.75%        6.20%
   Platinum Investor PLUS                                      98      19.99     1,968     1.70%       0.70%        6.26%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                        9,811      14.74   144,620     0.00%       0.75%       20.99%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                          139      12.43     1,724     8.63%       0.75%        3.23%
VALIC Company I International Equities Fund
   Platinum Investor                                        3,143      16.13    50,697     2.40%       0.75%        7.95%
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                        4,372      24.78   108,328     1.23%       0.75%        6.83%
   Platinum Investor PLUS                                     110      15.79     1,743     1.32%       0.70%        6.89%
VALIC Company I Money Market I Fund
   Platinum Investor                                       41,756      12.75   532,529     4.74%       0.75%        3.91%
   Platinum Investor PLUS                                      52      11.03       577     4.65%       0.70%        3.97%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                          306       6.07     1,856     0.08%       0.75%       17.71%
   Platinum Investor PLUS                                     240      14.77     3,539     0.09%       0.70%       17.77%
VALIC Company I Science & Technology Fund
   Platinum Investor                                        2,846       4.97    14,143     0.00%       0.75%       16.81%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                          422      15.63     6,600     1.10%       0.75%       -2.63%
   Platinum Investor PLUS                                     246      14.79     3,641     1.64%       0.70%       -2.58%
VALIC Company I Stock Index Fund
   Platinum Investor                                       10,185      14.18   144,470     1.64%       0.75%        4.34%
   Platinum Investor PLUS                                     276      14.67     4,050     1.78%       0.70%        4.39%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                          392      15.34     6,013     1.70%       0.75%        2.03%
   Platinum Investor PLUS                                      51      15.95       812     1.50%       0.70%        2.08%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                           68      14.15       961     6.71%       0.75%        1.19%
   Platinum Investor PLUS                                     307      12.25     3,756     5.24%       0.70%        1.24%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                        2,667      26.75    71,349     2.01%       0.75%      -17.23%
   Platinum Investor PLUS                                      95      16.58     1,569     1.07%       0.70%      -17.19%
   Platinum Investor VIP                                        4       7.97        29     0.00%       0.70%       -7.81%

                                  USL VL-R - 33

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                          Investment
                                                                         Unit      Net      Income     Expense      Total
Divisions                                                        Units   Value   Assets    Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------     ------  ------  --------  ----------  ---------  ----------
AIM V.I. Core Equity Fund - Series I
   Platinum Investor                                            11,421  $10.86  $124,046     1.07%       0.75%       8.61%
   Platinum Investor PLUS                                           97   10.86     1,056     1.02%       0.70%       8.65%
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                             2,943   16.57    48,772     1.07%       0.75%      27.28%
   Platinum Investor PLUS                                          394   19.68     7,759     1.60%       0.70%      27.34%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                                --      --        --     2.22%       0.75%       5.31%
   Platinum Investor PLUS                                           --      --        --     2.86%       0.70%       5.33%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                            6   14.10        80     0.00%       0.70%       9.37%
American Century VP Value Fund - Class I
   Platinum Investor                                             2,225   18.67    41,536     1.20%       0.75%      17.77%
   Platinum Investor PLUS                                          704   15.15    10,666     0.08%       0.70%      17.83%
Credit Suisse Small Cap Core I Portfolio *
   Platinum Investor                                             2,148    8.22    17,645     0.00%       0.75%       3.99%
   Platinum Investor PLUS                                          888   11.60    10,296     0.00%       0.70%       4.04%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                               645   14.09     9,090     0.37%       0.75%       6.95%
   Platinum Investor PLUS                                           75   13.75     1,037     0.24%       0.70%       7.00%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                             3,843   15.05    57,838     0.39%       0.75%       3.00%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                             1,331   14.03    18,668     4.12%       0.75%       3.46%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                19   11.15       209     2.51%       0.75%       6.34%
   Platinum Investor PLUS                                           96   11.96     1,153     1.63%       0.70%       6.39%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                            19,619   13.92   273,114     0.98%       0.75%      10.60%
   Platinum Investor PLUS                                          476   15.55     7,409     1.11%       0.70%      10.66%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                             5,571   13.90    77,431     2.92%       0.75%      19.04%
   Platinum Investor PLUS                                          214   15.21     3,255     2.90%       0.70%      19.09%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                            14,950    7.52   112,486     0.16%       0.75%       5.78%
   Platinum Investor PLUS                                          687   12.00     8,246     0.02%       0.70%       5.83%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                           76   17.43     1,328     0.01%       0.70%      11.62%
Franklin Templeton Franklin Small Cap Value Securities Fund
   - Class 2
   Platinum Investor PLUS                                          516   16.77     8,650     0.14%       0.70%      16.17%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                48   11.95       569     5.10%       0.75%       3.24%
   Platinum Investor PLUS                                          120   10.82     1,300    11.36%       0.70%       3.29%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                            36,106   15.68   566,234     0.03%       0.75%      17.50%
   Platinum Investor PLUS                                            6   15.24        86     1.53%       0.70%      17.56%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                             2,206   16.36    36,094     1.21%       0.75%      20.54%
   Platinum Investor PLUS                                          416   16.59     6,899     0.52%       0.70%      20.60%

                                  USL VL-R - 34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:


                                                                                       Investment
                                                                      Unit      Net      Income     Expense     Total
Divisions                                                     Units   Value   Assets    Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------  ------  ------  --------  ----------  ---------  ----------
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                          2,434  $15.04  $ 36,603     1.72%       0.75%      45.54%
   Platinum Investor PLUS                                        72   24.51     1,772     3.47%       0.70%      45.61%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                            210    6.64     1,397     0.00%       0.75%      12.46%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                         10,327    7.97    82,275     1.54%       0.75%      17.06%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                        16   15.95       262     0.99%       0.70%      16.03%
JPMorgan Small Company Portfolio
   Platinum Investor                                          2,003   13.37    26,773     0.00%       0.75%      14.15%
   Platinum Investor PLUS                                       230   15.70     3,619     0.00%       0.70%      14.21%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                            355    7.61     2,704     0.42%       0.75%      12.95%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                         13,968   12.12   169,266     0.00%       0.75%       7.09%
   Platinum Investor PLUS                                       215   13.68     2,936     0.00%       0.70%       7.14%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                            169    9.84     1,659     0.00%       0.75%      12.37%
   Platinum Investor PLUS                                         4   12.78        56     0.00%       0.70%      12.43%
MFS VIT Research Series - Initial Class
   Platinum Investor                                         17,042    8.79   149,881     0.45%       0.75%       9.65%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                          2,750    8.22    22,598     0.00%       0.75%      13.84%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                       267   17.07     4,549     0.13%       0.70%      16.87%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                          1,245   15.45    19,229     4.22%       0.75%      -0.05%
   Platinum Investor PLUS                                        25   10.92       274     2.49%       0.70%       0.00%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                             26   11.67       302     4.18%       0.75%       3.50%
   Platinum Investor PLUS                                       119   10.62     1,264     3.45%       0.70%       3.55%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                          4,057   13.65    55,379     4.40%       0.75%       3.07%
   Platinum Investor PLUS                                       238   10.97     2,613     6.67%       0.70%       3.12%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                          2,583   12.47    32,207     1.28%       0.75%      15.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                            540   11.41     6,165     0.00%       0.75%       4.81%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                          2,432   14.30    34,771     5.17%       0.75%       5.50%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                         16,582   14.01   232,255     1.51%       0.75%      15.05%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                          4,592   18.44    84,675     1.13%       0.75%      26.28%
   Platinum Investor PLUS                                        91   18.81     1,706     1.10%       0.70%      26.34%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                         10,112   12.18   123,193     0.00%       0.75%       3.33%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                            135   12.04     1,627     7.75%       0.75%       7.81%

                                  USL VL-R - 35

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                Investment
                                                               Unit      Net      Income     Expense      Total
Divisions                                              Units   Value   Assets    Ratio (a)  Ratio (b)  Return (c)
----------------------------------------------------  ------  ------  --------  ----------  ---------  ----------
VALIC Company I International Equities Fund
   Platinum Investor                                   3,230  $14.94  $ 48,258      1.59%      0.75%      22.14%
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                   4,278   23.19    99,222      0.49%      0.75%       9.15%
   Platinum Investor PLUS                                 90   14.77     1,326      0.63%      0.70%       9.21%
VALIC Company I Money Market I Fund
   Platinum Investor                                  37,905   12.27   465,210      4.57%      0.75%       3.84%
   Platinum Investor PLUS                                 72   10.61       762     22.32%      0.70%       3.89%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                     281    5.16     1,450      0.08%      0.75%       5.86%
   Platinum Investor PLUS                                150   12.54     1,878      0.12%      0.70%       5.92%
VALIC Company I Science & Technology Fund
   Platinum Investor                                   2,940    4.26    12,510      0.00%      0.75%       5.06%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                     426   16.05     6,842      0.48%      0.75%      17.18%
   Platinum Investor PLUS                                 91   15.18     1,378      0.48%      0.70%      17.24%
VALIC Company I Stock Index Fund
   Platinum Investor                                   9,875   13.60   134,259      0.29%      0.75%      14.55%
   Platinum Investor PLUS                                213   14.05     3,000      1.12%      0.70%      14.61%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                     446   15.03     6,705      1.19%      0.75%      15.37%
   Platinum Investor PLUS                                 46   15.63       713      1.02%      0.70%      15.43%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                     192   13.99     2,688     11.27%      0.75%       7.46%
   Platinum Investor PLUS                                 66   12.10       794     19.20%      0.70%       7.52%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                   2,744   32.32    88,682      1.99%      0.75%      33.92%
   Platinum Investor PLUS                                 29   20.02       582      1.52%      0.70%      33.99%

                                  USL VL-R - 36

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                                   Investment
                                                                                Unit                 Income      Expense    Total
Divisions                                                               Units  Value   Net Assets  Ratio (a)   Ratio (b)  Return (c)
---------------------------------------------------------------------  ------  ------  ----------  ----------   --------  ----------
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                                    2,770  $13.02   $ 36,069     0.70%       0.75%      17.05%
   Platinum Investor PLUS                                                  81   15.45      1,256     0.70%       0.70%      17.11%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                                   10,063   10.42    104,880     0.83%       0.75%       4.87%
   Platinum Investor PLUS                                                  35   11.78        416     1.48%       0.70%       4.92%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor PLUS                                                   1   12.89         13     0.00%       0.70%       9.06%
American Century VP Value Fund - Class I
   Platinum Investor                                                    2,865   15.85     45,409     0.82%       0.75%       4.25%
   Platinum Investor PLUS                                                  15   12.86        196     0.42%       0.70%       4.30%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                                    1,926    7.90     15,216     0.00%       0.75%      -3.40%
   Platinum Investor PLUS                                                 173   11.15      1,927     0.00%       0.70%      -3.36%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                      582   13.17      7,668     0.03%       0.75%       8.36%
   Platinum Investor PLUS                                                  30   12.86        380     0.00%       0.70%       8.41%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                                    3,825   14.61     55,901     0.00%       0.75%       5.01%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                                    1,936   13.56     26,247     3.66%       0.75%       1.71%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                       20   10.48        206     2.53%       0.75%       3.01%
   Platinum Investor PLUS                                                  45   11.24        506     1.06%       0.70%       3.06%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                                   19,395   12.59    244,116     0.11%       0.75%      15.78%
   Platinum Investor PLUS                                                 102   14.05      1,438     0.00%       0.70%      15.84%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                    5,630   11.68     65,733     1.41%       0.75%       4.78%
   Platinum Investor PLUS                                                 171   12.77      2,189     1.29%       0.70%       4.84%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                                   13,688    7.11     97,366     0.28%       0.75%       4.72%
   Platinum Investor PLUS                                                  40   11.34        449     0.00%       0.70%       4.77%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor PLUS                                                   1   15.62         22     0.00%       0.70%      17.19%
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Platinum Investor PLUS                                                  13   14.44        189     0.29%       0.70%       8.01%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                       38   11.57        445     5.20%       0.75%       1.64%
   Platinum Investor PLUS                                                   2   10.47         25     7.42%       0.70%       1.69%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                      357   13.35      4,762     0.88%       0.75%       9.73%
   Platinum Investor PLUS                                                   1   12.97         12     5.28%       0.70%       9.79%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                    2,026   13.58     27,499     0.79%       0.75%       9.35%
   Platinum Investor PLUS                                                  31   13.75        423     0.46%       0.70%       9.40%
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                                    3,065   10.33     31,670     1.04%       0.75%      30.96%
   Platinum Investor PLUS                                                   6   16.84        100     1.66%       0.70%      31.02%

                                  USL VL-R - 37

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                        Investment
                                                                     Unit                 Income     Expense     Total
Divisions                                                    Units   Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
----------------------------------------------------------  ------  ------  ----------  ----------  ---------  ----------
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                           304  $ 5.90   $ 1,795       0.00%      0.75%      11.19%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                         9,469    6.81    64,445       1.16%      0.75%       4.78%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor PLUS                                       21   13.75       286       0.02%      0.70%       8.45%
JPMorgan Small Company Portfolio
   Platinum Investor                                         1,666   11.71    19,514       0.00%      0.75%       2.65%
   Platinum Investor PLUS                                      164   13.75     2,261       0.00%      0.70%       2.70%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                           292    6.74     1,965       0.72%      0.75%       0.93%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                        13,476   11.32   152,498       0.00%      0.75%       8.38%
   Platinum Investor PLUS                                      171   12.77     2,188       0.00%      0.70%       8.43%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                           195    8.76     1,709       0.00%      0.75%       4.46%
   Platinum Investor PLUS                                        3   11.37        29       0.00%      0.70%       4.51%
MFS VIT Research Series - Initial Class
   Platinum Investor                                        15,171    8.02   121,683       0.42%      0.75%       7.00%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                         2,738    7.22    19,759       0.00%      0.75%      12.89%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor PLUS                                       19   14.60       282       0.35%      0.70%      13.51%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                         1,323   15.46    20,453       2.57%      0.75%       1.33%
   Platinum Investor PLUS                                       15   10.92       163       1.59%      0.70%       1.38%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                            27   11.27       305       2.68%      0.75%       1.74%
   Platinum Investor PLUS                                       54   10.26       556       2.12%      0.70%       1.79%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                         3,924   13.24    51,967       3.44%      0.75%       1.69%
   Platinum Investor PLUS                                       21   10.64       224       3.91%      0.70%       1.74%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                         2,906   10.77    31,296       1.27%      0.75%       5.38%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                           747   10.89     8,132       0.00%      0.75%       5.89%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                         2,150   13.55    29,129       5.85%      0.75%       2.28%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                        18,362   12.17   223,558       1.56%      0.75%       4.44%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                         4,743   14.60    69,256       0.82%      0.75%      13.25%
   Platinum Investor PLUS                                       81   14.89     1,211       0.77%      0.70%      13.31%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                        10,313   11.79   121,593       0.46%      0.75%      14.85%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                           153   11.17     1,711       7.53%      0.75%       0.30%
VALIC Company I International Equities Fund
   Platinum Investor                                         3,319   12.23    40,600       1.70%      0.75%      16.11%

                                  USL VL-R - 38

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                     Investment
                                                               Unit                    Income     Expense     Total
Divisions                                              Units   Value    Net Assets    Ratio (a)  Ratio (b)  Return (c)
----------------------------------------------------  ------  -------  -----------  -----------  ---------  ----------
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                   4,278   $21.25    $ 90,890      1.01%       0.75%      11.36%
   Platinum Investor PLUS                                 48    13.52         643      0.63%       0.70%      11.42%
VALIC Company I Money Market I Fund
   Platinum Investor                                  35,518    11.82     419,795      2.83%       0.75%       1.96%
   Platinum Investor PLUS                                 --    10.21          --      0.00%       0.70%       2.01%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                     308     4.87       1,501      0.15%       0.75%       0.49%
   Platinum Investor PLUS                                 50    11.84         592      0.06%       0.70%       0.54%
VALIC Company I Science & Technology Fund
   Platinum Investor                                   3,080     4.05      12,476      0.00%       0.75%       2.56%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                     238    13.70       3,257      0.92%       0.75%       3.49%
   Platinum Investor PLUS                                 49    12.95         630      0.58%       0.70%       3.54%
VALIC Company I Stock Index Fund
   Platinum Investor                                  51,754    11.87     614,245      1.48%       0.75%       3.78%
   Platinum Investor PLUS                                103    12.26       1,268      0.98%       0.70%       3.83%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                     507    13.03       6,604      1.19%       0.75%       9.17%
   Platinum Investor PLUS                                 32    13.54         433      0.24%       0.70%       9.22%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                     328    13.01       4,274      8.82%       0.75%       1.99%
   Platinum Investor PLUS                                  2    11.25          19      0.00%       0.70%       2.04%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                   3,024    24.13      72,970      2.55%       0.75%      11.00%
   Platinum Investor PLUS                                 15    14.94         229      0.00%       0.70%      11.06%

                                  USL VL-R - 39

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004 are as follows:

                                                                                                 Investment
                                                                                                   Income     Expense      Total
Divisions                                                         Units  Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
--------------------------------------------------------------   ------  ----------  ----------  ----------  ---------  ----------
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                              2,458    $11.13     $ 27,348      0.73%      0.75%      23.08%
   Platinum Investor PLUS                                            70     13.20          922      1.15%      0.70%      23.14%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                             10,551      9.94      104,861      0.49%      0.75%       4.98%
American Century VP Value Fund - Class I
   Platinum Investor                                              2,792     15.21       42,457      0.94%      0.75%      13.48%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                              1,535      8.18       12,556      0.00%      0.75%      10.04%
   Platinum Investor PLUS                                           142     11.54        1,642      0.00%      0.70%      10.10%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                408     12.16        4,965      0.44%      0.75%      13.62%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                              4,445     13.92       61,857      0.20%      0.75%      10.51%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                              1,665     13.33       22,202      4.11%      0.75%       2.60%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                 21     10.18          210      2.53%      0.75%       4.39%
   Platinum Investor PLUS                                             9     10.91           96      0.00%      0.70%       4.44%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                             16,335     10.87      177,585      0.17%      0.75%      14.30%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                              5,706     11.14       63,586      1.37%      0.75%      10.40%
   Platinum Investor PLUS                                           142     12.18        1,729      0.00%      0.70%      10.46%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                             15,721      6.79      106,787      0.13%      0.75%       2.35%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                 29     11.39          330      6.82%      0.75%       2.70%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                282     12.16        3,432      0.84%      0.75%      11.79%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                928     12.42       11,526      1.22%      0.75%      17.64%
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                              1,825      7.89       14,402      1.05%      0.75%      17.80%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                401      5.31        2,127      0.00%      0.75%      19.58%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                              8,433      6.50       54,775      0.90%      0.75%       3.75%
JPMorgan Small Company Portfolio
   Platinum Investor                                              1,279     11.41       14,598      0.00%      0.75%      26.22%
   Platinum Investor PLUS                                           141     13.39        1,883      0.00%      0.70%      26.28%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                                218      6.67        1,452      0.37%      0.75%      11.62%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                             12,337     10.44      128,816      0.00%      0.75%      12.12%
   Platinum Investor PLUS                                           145     11.78        1,703      0.00%      0.70%      12.17%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                228      8.38        1,910      0.00%      0.75%       5.72%
MFS VIT Research Series - Initial Class
   Platinum Investor                                             13,075      7.50       98,010      0.89%      0.75%      14.98%

                                  USL VL-R - 40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                               Investment
                                                                                                 Income      Expense       Total
Divisions                                                    Units   Unit Value   Net Assets    Ratio (a)   Ratio (b)   Return (c)
---------------------------------------------------------   ------   ----------   ----------   ----------   ---------   ----------
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                         2,293     $ 6.39      $ 14,659       0.00%       0.75%       15.44%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                         1,090      15.25        16,629       1.02%       0.75%        8.11%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                            26      11.08           291       1.52%       0.75%        0.54%
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                         3,658      13.02        47,642       1.87%       0.75%        4.11%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor                                         3,217      10.22        32,879       0.00%       0.75%        2.19%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Platinum Investor                                         1,278      10.28        13,136       0.00%       0.75%       24.22%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                         2,410      13.25        31,932       5.69%       0.75%        8.39%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                        20,367      11.66       237,411       1.58%       0.75%       10.28%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                         5,291      12.89        68,229       1.02%       0.75%       20.08%
   Platinum Investor PLUS                                       70      13.14           914       0.00%       0.70%       20.14%
Safeco RST Core Equity Portfolio
   Platinum Investor                                            --       9.17            --       2.75%       0.75%        4.59%
Safeco RST Growth Opportunities Portfolio
   Platinum Investor                                            --      10.26            --       0.00%       0.75%       18.09%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                        10,601      10.27       108,834       0.17%       0.75%        6.97%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                           124      11.14         1,378       5.95%       0.75%        8.67%
VALIC Company I International Equities Fund
   Platinum Investor                                         3,414      10.54        35,967       1.41%       0.75%       16.98%
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                         4,483      19.08        85,536       0.83%       0.75%       15.18%
VALIC Company I Money Market I Fund
   Platinum Investor                                        30,514      11.59       353,711       0.84%       0.75%        0.05%
   Platinum Investor PLUS                                       --      10.01            --       0.00%       0.70%        0.10%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                           340       4.85         1,647       0.55%       0.75%        9.23%
VALIC Company I Science & Technology Fund
   Platinum Investor                                         3,032       3.95        11,973       0.00%       0.75%        0.04%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                           241      13.24         3,193       1.45%       0.75%       17.01%
VALIC Company I Stock Index Fund
   Platinum Investor                                        51,798      11.44       592,372       1.57%       0.75%        9.68%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                           653      11.93         7,797       0.99%       0.75%       13.52%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                           382      12.76         4,871       7.33%       0.75%        7.71%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                         2,679      21.74        58,232       2.52%       0.75%       29.54%

                                  USL VL-R - 41

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2003 are as follows:

                                                                                                 Investment
                                                                                                   Income     Expense      Total
Divisions                                                         Units  Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
--------------------------------------------------------------   ------  ----------  ----------  ----------  ---------  ----------
AIM V.I. International Growth Fund - Series I
   Platinum Investor                                              1,838    $ 9.04     $ 16,614      0.54%      0.75%      28.10%
AIM V.I. Premier Equity Fund - Series I
   Platinum Investor                                              9,356      9.47       88,566      0.26%      0.75%      24.15%
American Century VP Value Fund - Class I
   Platinum Investor                                              2,718     13.40       36,422      1.47%      0.75%      28.00%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor                                              1,115      7.43        8,285      0.00%      0.75%      47.44%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor                                                296     10.70        3,167      0.36%      0.75%      30.74%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Platinum Investor                                              4,262     12.59       53,673      0.03%      0.75%      30.71%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Platinum Investor                                              1,669     12.99       21,690      3.86%      0.75%       4.16%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   Platinum Investor                                                 22      9.75          210      0.00%      0.75%      16.79%
Fidelity VIP Contrafund Portfolio - Service Class 2
   Platinum Investor                                             11,632      9.51      110,633      0.26%      0.75%      27.24%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                              5,742     10.09       57,957      2.34%      0.75%      29.06%
Fidelity VIP Growth Portfolio - Service Class 2
   Platinum Investor                                             13,115      6.64       87,039      0.13%      0.75%      31.55%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor                                                 18     11.09          200      0.00%      0.75%       1.45%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor                                                242     10.88        2,637      1.81%      0.75%      24.21%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   Platinum Investor                                                624     10.55        6,586      2.15%      0.75%      31.23%
Janus Aspen International Growth Portfolio - Service Shares
   Platinum Investor                                              1,099      6.70        7,360      1.10%      0.75%      33.53%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Platinum Investor                                                489      4.44        2,170      0.00%      0.75%      33.76%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Platinum Investor                                              7,352      6.26       46,028      0.69%      0.75%      22.76%
JPMorgan Small Company Portfolio
   Platinum Investor                                                687      9.04        6,209      0.00%      0.75%      34.96%
MFS VIT Capital Opportunities Series - Initial Class
   Platinum Investor                                                217      5.98        1,297      0.30%      0.75%      26.44%
MFS VIT Emerging Growth Series - Initial Class
   Platinum Investor                                             11,556      9.31      107,624      0.00%      0.75%      29.25%
MFS VIT New Discovery Series - Initial Class
   Platinum Investor                                                251      7.93        1,989      0.00%      0.75%      32.72%
MFS VIT Research Series - Initial Class
   Platinum Investor                                             10,853      6.52       70,753      0.53%      0.75%      23.77%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor                                              2,362      5.54       13,082      0.00%      0.75%      27.11%
PIMCO VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                              1,009     14.11       14,237      2.02%      0.75%       8.04%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Platinum Investor                                                  0     11.02            3      0.00%      0.75%       1.29%

                                  USL VL-R - 42

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                                       Investment
                                                                    Unit                 Income      Expense      Total
Divisions                                                   Units   Value  Net Assets   Ratio (a)   Ratio (b)  Return (c)
---------------------------------------------------------  ------  ------  ----------  ----------  ----------  ----------
PIMCO VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                        3,488  $12.51   $ 43,631      4.67%       0.75%       4.26%
Putnam VT Diversified Income Fund - Class IB
   Platinum Investor                                        1,189   12.22     14,534      8.63%       0.75%      19.15%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                       22,624   10.57    239,135      1.78%       0.75%      26.43%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor                                        4,298   10.74     46,157      1.09%       0.75%      36.82%
Safeco RST Core Equity Portfolio
   Platinum Investor                                        2,870    8.77     25,162      0.84%       0.75%      23.85%
Safeco RST Growth Opportunities Portfolio
   Platinum Investor                                        1,234    8.69     10,725      0.00%       0.75%      41.87%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor                                        9,878    9.60     94,808      0.00%       0.75%      23.99%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor                                           90   10.25        927      0.00%       0.75%      24.76%
VALIC Company I International Equities Fund
   Platinum Investor                                        3,488    9.01     31,418      2.36%       0.75%      28.67%
VALIC Company I Mid Cap Index Fund
   Platinum Investor                                        3,827   16.56     63,386      0.51%       0.75%      34.11%
VALIC Company I Money Market I Fund
   Platinum Investor                                       31,174   11.59    361,167      0.66%       0.75%      -0.15%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor                                          362    4.44      1,606      0.00%       0.75%      48.16%
VALIC Company I Science & Technology Fund
   Platinum Investor                                        2,565    3.95     10,124      0.00%       0.75%      50.34%
VALIC Company I Small Cap Index Fund
   Platinum Investor                                           12   11.31        137      0.25%       0.75%      45.38%
VALIC Company I Stock Index Fund
   Platinum Investor                                       51,811   10.43    540,208      1.21%       0.75%      27.24%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor                                          763   10.51      8,024      0.97%       0.75%      27.07%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor                                          450   11.85      5,328      7.53%       0.75%      16.00%
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                        2,342   16.78     39,307      4.92%       0.75%      34.47%

                                  USL VL-R - 43

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values.

*    Fund name change

     2006

     . Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

     2007

     . Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

                                  USL VL-R - 44

                             Financial Statements

       The United States Life Insurance Company in the City of New York

                 Years ended December 31, 2007, 2006 and 2005

       The United States Life Insurance Company in the City of New York

                             Financial Statements

                                   Contents

 Report of Independent Registered Public Accounting Firm.................. F-1

 Audited Financial Statements

 Balance Sheets........................................................... F-2
 Statements of Income..................................................... F-4
 Statements of Shareholder's Equity....................................... F-5
 Statements of Comprehensive Income....................................... F-6
 Statements of Cash Flows................................................. F-7
 Notes to Financial Statements............................................ F-8

[LOGO OF PRICEWATERHOUSECOOPERS]

                                                     PricewaterhouseCoopers LLP
                                                     1201 Louisiana
                                                     Suite 2900
                                                     Houston TX 77002-5678
                                                     Telephone (713) 356 4000
                                                     Facsimile (713) 356 4717

            Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
The United States Life Insurance Company in the City of New York

In our opinion, the accompanying balance sheets and the related statements of income, of shareholder's equity, of comprehensive income and of cash flows, present fairly in all material respects, the financial position of The United States Life Insurance Company in the City of New York (an indirect, wholly-owned subsidiary of American International Group, Inc.) at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Houston, TX
April 29, 2008

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                              December 31
                                                         ---------------------
                                                            2007       2006
                                                         ---------- ----------
                                                            (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at
     fair value (amortized cost $4,156,377 in 2007 and
     $3,233,700 in 2006)                                 $4,205,123 $3,325,898
   Equity securities, available for sale, at fair value
     (cost - $11,068 in 2007 and $10,602 in 2006)            11,881     11,221
   Mortgage loans on real estate                            368,180    351,720
   Policy loans                                             202,061    200,890
   Other long-term investments                               23,514     22,933
   Securities lending collateral                          1,255,778    604,206
   Short-term investments, at cost (approximates fair
     value)                                                  49,609     16,722
                                                         ---------- ----------
Total investments                                         6,116,146  4,533,590

Cash                                                          6,384     14,172
Note receivable - affiliate                                 139,381    131,955
Receivable from affiliates                                    1,907      3,862
Accrued investment income                                    54,925     44,874
Accounts and premiums receivable                            116,630    113,057
Reinsurance recoverable - paid losses                        22,782     44,825
Reinsurance recoverable - unpaid losses                     278,094  1,142,619
Deferred acquisition costs                                  301,750    287,832
Deferred tax asset                                          132,176     28,605
Assets held in separate accounts                              4,198      3,840
Other assets                                                 24,793     29,571
                                                         ---------- ----------
Total assets                                             $7,199,166 $6,378,802
                                                         ========== ==========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                              December 31
                                                         ----------------------
                                                            2007        2006
                                                         ----------  ----------
                                                             (In Thousands)
Liabilities and shareholder's equity
Liabilities:
   Policyholders' contract deposits                      $2,095,617  $2,071,460
   Future policy benefits for life and accident and
     health insurance contracts                           1,621,755   1,631,382
   Other policyholders' funds                               219,888     184,721
   Policy and contract claims                               763,375     713,517
   Income taxes payable                                      59,149      15,654
   Payable to affiliates                                      4,838       7,447
   Reinsurance payable                                       44,726     124,989
   Securities lending payable                             1,362,370     604,206
   Liabilities held in separate accounts                      4,198       3,840
   Other liabilities                                        133,591     160,916
                                                         ----------  ----------
Total liabilities                                         6,309,507   5,518,132
                                                         ----------  ----------
Shareholder's equity:
   Common stock, $2 par value, 1,980,658 shares
     authorized, issued, and outstanding                      3,961       3,961
   Additional paid-in capital                               527,274     525,077
   Accumulated other comprehensive income                   (31,093)     44,016
   Retained earnings                                        389,517     287,616
                                                         ----------  ----------
Total shareholder's equity                                  889,659     860,670
                                                         ----------  ----------
Total liabilities and shareholder's equity               $7,199,166  $6,378,802
                                                         ==========  ==========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                             Statements of Income

                                                    Year ended December 31
                                                ------------------------------
                                                   2007       2006      2005
                                                ----------  --------  --------
                                                        (In Thousands)
Revenues:
   Premiums and other considerations (see note
     13)                                        $  553,475  $176,806  $167,360
   Insurance charges                               170,736   133,430   123,642
   Net investment income                           315,074   259,773   247,888
   Net realized investment (losses) gains          (54,361)  (18,600)    3,258
   Gain on reinsurance settlement                   32,935         -         -
   Other                                                90        66       310
                                                ----------  --------  --------
Total revenues                                   1,017,949   551,475   542,458
                                                ----------  --------  --------
Benefits and expenses:
   Death and other benefits (see note 13)          436,307   294,177   171,994
   Interest credited                               143,182   149,644   139,491
   Operating costs and expenses                    275,479   115,892   118,492
                                                ----------  --------  --------
Total benefits and expenses                        854,968   559,713   429,977
                                                ----------  --------  --------
Income (loss) before income taxes                  162,981    (8,238)  112,481
Income taxes:
   Current                                         117,845    43,213    (4,469)
   Deferred                                        (60,889)  (46,168)   42,695
                                                ----------  --------  --------
Total income taxes                                  56,956    (2,955)   38,226
                                                ----------  --------  --------
Net income (loss)                               $  106,025  $ (5,283) $ 74,255
                                                ==========  ========  ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Shareholder's Equity

                                                     Year ended December 31
                                                  ----------------------------
                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (In Thousands)
Common stock:
   Balance at beginning and end of year           $  3,961  $  3,961  $  3,961
                                                  --------  --------  --------
Additional paid-in capital:
   Balance at beginning of year                    525,077   475,077   345,077
   Capital contribution                              2,197    50,000   130,000
                                                  --------  --------  --------
   Balance at end of year                          527,274   525,077   475,077
                                                  --------  --------  --------
Accumulated other comprehensive income:
   Balance at beginning of year                     44,016    50,876    91,193
   Other comprehensive (loss) income               (75,109)   (6,860)  (40,317)
                                                  --------  --------  --------
   Balance at end of year                          (31,093)   44,016    50,876
                                                  --------  --------  --------
Retained earnings:
   Balance at beginning of year, as previously
     reported                                      287,616   342,899   268,644
   Add: adjustment for the cumulative effect of
     previous years of applying retrospectively
     the new accounting method for deferred
     acquisition costs in connection with
     modifications or exchanges of insurance
     contracts (see note 2)                         (4,124)        -         -
                                                  --------  --------  --------
   Balance at beginning of year, as adjusted       283,492   342,899   268,644
   Net income (loss)                               106,025    (5,283)   74,255
   Dividends paid                                        -   (50,000)        -
                                                  --------  --------  --------
   Balance at end of year                          389,517   287,616   342,899
                                                  --------  --------  --------
Total shareholder's equity                        $889,659  $860,670  $872,813
                                                  ========  ========  ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Comprehensive Income

                                                     Year ended December 31
                                                  ----------------------------
                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (In Thousands)
Net income (loss)                                 $106,025  $ (5,283) $ 74,255
                                                  --------  --------  --------
Other comprehensive loss:
   Net unrealized losses on invested assets
     arising during the current period             (76,448)  (17,887)  (90,901)
   Deferred income tax benefit on above changes     26,769     6,503    31,574
   Reclassification adjustment for net realized
     (losses) gains included in net income         (54,976)  (17,952)    3,591
   Deferred income tax benefit (expense) on
     above changes                                  19,242     6,283    (1,257)
   Adjustment to deferred acquisition costs         15,853    24,913    25,655
   Deferred income tax expense on above changes     (5,549)   (8,720)   (8,979)
                                                  --------  --------  --------
   Other comprehensive loss                        (75,109)   (6,860)  (40,317)
                                                  --------  --------  --------
Comprehensive income (loss)                       $ 30,916  $(12,143) $ 33,938
                                                  ========  ========  ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                           Statements of Cash Flows

                                                                                               Year ended December 31
                                                                                         ---------------------------------
                                                                                            2007       2006        2005
                                                                                         ---------  ---------  -----------
                                                                                                   (In Thousands)
Operating activities
Net income (loss)                                                                        $ 106,025  $  (5,283) $    74,255
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Change in accounts and premiums receivable                                               (3,573)    17,505       (1,930)
   Change in future policy benefits and other policy claims                               (199,882)  (202,396)    (200,647)
   Interest credited on policyholder contracts                                             143,182    149,644      139,491
   Increase in workers' compensation claim reserve, net                                     31,486     98,731       62,704
   Amortization of policy acquisition costs                                                 59,713     43,333       54,594
   Policy acquisition costs deferred                                                       (64,122)   (59,145)     (66,104)
   Provision for deferred income tax expense                                               (60,889)   (46,168)      42,695
   Depreciation and amortization                                                            (6,259)    (6,616)     (14,594)
   Change in indebtedness to/from affiliates                                                  (654)     7,330      (23,142)
   Change in reinsurance balances                                                           30,839    (60,749)     (28,150)
   Net loss (gain) on sale of investments                                                   54,361     18,600       (3,258)
   Other, net                                                                               35,136    112,334       26,728
                                                                                         ---------  ---------  -----------
Net cash provided by operating activities                                                  125,363     67,120       62,642
                                                                                         ---------  ---------  -----------
Investing activities
Purchases of : Fixed maturity and equity securities                                       (775,480)  (604,549)  (1,599,669)
       Mortgages                                                                           (55,638)  (160,480)     (69,881)
       Other investments                                                                  (864,070)  (478,302)  (1,310,785)

Sales of : Fixed maturity and equity securities                                            442,951    466,384      966,679
       Mortgages                                                                            32,611     11,418       20,761
       Other investments                                                                   724,342    458,207    1,313,706

Redemptions and maturities of fixed maturity and equity securities                         154,830    129,534      259,777
Sales and purchases of property and equipment, net                                               -          -          840
Change in securities lending collateral                                                   (651,572)  (217,399)    (186,163)
                                                                                         ---------  ---------  -----------
Net cash used in investing activities                                                     (992,026)  (395,187)    (604,735)
                                                                                         ---------  ---------  -----------
Financing activities
Policyholders' contract deposits                                                           237,635    283,329      277,262
Policyholders' contract withdrawals                                                       (139,121)  (174,820)    (162,812)
Change in securities lending payable                                                       758,164    217,399      186,163
Dividends paid                                                                                   -    (50,000)           -
Capital contributions from parent                                                            2,197     50,000      250,000
                                                                                         ---------  ---------  -----------
Net cash provided by financing activities                                                  858,875    325,908      550,613
                                                                                         ---------  ---------  -----------
(Decrease) increase in cash                                                                 (7,788)    (2,159)       8,520
Cash at beginning of year                                                                   14,172     16,331        7,811
                                                                                         ---------  ---------  -----------
Cash at end of year                                                                      $   6,384  $  14,172  $    16,331
                                                                                         =========  =========  ===========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

1. Nature of Operations

The United States Life Insurance Company in the City of New York (the
"Company") is a wholly-owned subsidiary of AGC Life Insurance Company (the "Parent") and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual life and annuity products as well as group insurance. The individual life and annuity products include universal life, variable universal life, term, whole life and interest sensitive whole life as well as fixed and variable annuities. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled. On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by ceding it to subsidiaries of the AEGON group through a 100% indemnity coinsurance agreement (see Note 14).

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility with the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments and securities lending collateral. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts.

       The United States Life Insurance Company in the City of New York

1. Nature of Operations (continued)

During the second half of 2007, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company.

2. Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

The Company recorded a net benefit of $11.3 million pre-tax, and $7.3 million post-tax, for the year ended December 31, 2005 to reflect the cumulative effect of the correction of certain prior period errors. This correction primarily related to the impact on premiums (of $5.9 million pre-tax) and deferred acquisition costs (of $4.3 million pre-tax) for overpayments of reinsurance premiums during the years ended December 31, 2002 to 2004. These overpayments were identified during 2005, and the Company has fully recovered them from the reinsurers during 2006. Other adjustments included corrections to deferred acquisition costs and certain investment related balances. These errors resulted in an (understatement)/overstatement of pre-tax income for the years ended December 31, 2004 and 2003 of $(2.8) million and $275 thousand, respectively. There was no significant impact to shareholder's equity due to these matters in any prior period.

In 2007 and 2006, the correction of certain prior period adjustments did not have a material impact on the Company's income or shareholder's equity.

The Company has reclassified certain amounts in its 2006 and 2005 financial statements to conform to the 2007 presentation. None of these reclassifications had an effect on earnings, shareholder's equity or cash flows.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.2 Insurance Contracts

The insurance contracts accounted for in these financial statements are both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided. Credit contracts are considered short-duration contracts.

2.3 Investments

Fixed Maturity and Equity Securities

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2007 and 2006. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded in shareholder's equity as accumulated other comprehensive income. If the fair value of a security classified as available-for-sale declines below its amortized cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

Short-Term Investments

Short-term investments include commercial paper and money market investments. All such investments are carried at cost , which approximates fair value and have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents. Investments with original maturities of greater than three months are classified as short-term.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.3 Investments (continued)

Policy Loans

Policy loans are reported at the unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made, and the balances are effectively collateralized by the cash surrender value of the policy.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of unamortized loan origination fees and costs and an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends. The Company did not require an allowance for 2007 or 2006.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

Other Long-Term Investments

Other long-term investments consist of limited partnership investments. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In instances where the Company may hold less than a five percent interest, however, the total consolidated AIG ownership equals or exceeds the five percent threshold, the equity method of accounting is utilized.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.3 Investments (continued)

Securities Lending Collateral and Securities Lending Payable

The Company lends securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is obtained at a minimum of 102% of the value of the loaned securities. The collateral is held in a separate custodial account for the beneficial interest of the Company and other affiliated lenders, and is not available for the general use of the Company. The collateral is reinvested in short-term investments and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities are carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities. Unrealized gains and losses on these collateral investments are reflected within accumulated other comprehensive income, net of deferred taxes, in shareholders' equity. Securities lending collateral investments are subject to review for other-than-temporary impairment using the same policy applied to other invested assets. The Company's allocated portion of income earned on the collateral investments, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statements of income. The Company's allocated portion of any realized investment gains or losses on the collateral investments are recorded in the statements of income.

The fair values of securities subject to securities lending agreements were $1.3 billion and $590 million as of December 31, 2007 and 2006, respectively, which represents securities included in fixed maturities securities available for sale in the balance sheets at the respective balance sheet dates.

Investment Income

Interest income is generally recorded when earned. Premiums and discounts arising from the purchase of certain mortgage and asset-backed securities are amortized into investment income over the estimated remaining term of the securities, adjusted for anticipated prepayments. The retrospective method is used to account for the impact on investment income of changes in the estimated future cash for these securities. Premiums and discounts on other fixed maturity securities are amortized using the interest method over the remaining term of the security. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Investment Income (continued)

Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

Realized Investment Gains (Losses)

Realized capital gains and losses are determined principally by specific identification.

The Company evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

In general, a security is considered a candidate for impairment if it meets any of the following criteria:

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

    . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events; or

    . The Company cannot reasonably assert the recovery period as being other-than-temporary in the case of severe, and at times rapid, declines in market values.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.3 Investments (continued)

Realized Investment Gains (Losses) (continued)

At each balance sheet date, the Company evaluates its securities holdings in an unrealized loss position. Where the Company does not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, the Company records the unrealized loss in income. If events or circumstances change, such as unexpected changes in the creditworthiness of the obligor, unanticipated changes in interest rates, tax laws, statutory capital positions and liquidity events, among others, the Company revisits its intent. Further, if a loss is recognized from a sale subsequent to a balance sheet date pursuant to these unexpected changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

In periods subsequent to the recognition of an OTTI loss for debt securities, the Company generally amortizes the discount or reduced premium over the remaining life of the security in a prospective manner based on the amount and timing of future estimated cash flows.

2.4 Cash

Cash includes currency on hand and demand deposits with banks or other financial institutions.

2.5 Deferred Acquisition Costs ("DAC")

Certain costs of writing an insurance policy, including commissions, underwriting and marketing expenses, are deferred and reported as DAC.

DAC associated with individual interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DAC associated with other individual insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contracts.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.5 Deferred Acquisition Costs ("DAC") (continued)

DAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities supporting those contracts had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in accumulated other comprehensive income within shareholder's equity.

For group contracts, the DAC is amortized in relation to the expected revenue over the rate guarantee period.

The Company reviews the carrying amount of DAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse rates, expected mortality/morbidity, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable.

2.6 Revenue Recognition

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premium and other considerations in the statements of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC (see Note 2.5).

Premiums for group and credit business are earned over the contract term. The portion of group and credit premiums that are not earned at the end of a reporting period are recorded as unearned premium. The Company estimates and accrues group and credit premiums due but not yet collected.

2.7 Policy and Contract Claim Reserves

The Company's insurance and annuity liabilities are comprised of both long-duration and short-duration contracts. Many contracts cannot be changed or canceled by the Company during the contract period.

Reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Interest assumptions used to compute reserves ranged from 1.83% to 13.50% at December 31, 2007. Reserves for traditional life are determined using the net level premium method. For deferred annuities and interest-sensitive life insurance policies, reserves equal the sum of the policy account balance and deferred revenue charges.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.7 Policy and Contract Claim Reserves (continued)

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis. The unearned premium reserve for credit business is also based on the gross premium and uses one of three methods, rule of 78, pro rata or mean of rule of 78 and pro rata.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open long-term disability ("LTD") claims are based on the 1987 Commissioner's Group Disability Table, modified for Company experience. The interest rate assumption varies by year of incurral, but the average approximates 6.13%. Reserves for credit disability claims are based on the 1964 Commissioner Disability Tables, modified for Company experience, at 3.0%. Loss adjustment expense reserves are most material on LTD claims. These reserves are calculated as a percentage of the claim reserves based on factors derived from expense studies.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table at 3% interest.

Claim reserves attributable to the workers' compensation carve-out business assumed from Superior National Insurance Group are estimated by using a loss development analysis, based on the Bornhuetter-Ferguson on Incurred Loss method, although several other methods were reviewed. Future expected claim payments are discounted at 3% interest.

2.8 Reinsurance

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. These limits were increased from lower amounts on April 11, 2007.

For group life business, the Company limits its exposure to $500 thousand on any one coverage per policy. For group LTD, the Company reinsures on both a quota share and excess of loss basis depending on the size of the case.

The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.8 Reinsurance (continued)

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

2.9 Participating Policy Contracts

The portion of earnings allocated to participating policyholders that cannot be expected to inure to the shareholder is excluded from net income and shareholder's equity and is included as a liability in other policyholders' funds. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3.2 million, $2.7 million and $3.3 million in 2007, 2006 and 2005, respectively, and are included in death and other benefits in the statements of income.

2.10 Income Taxes

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.11 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates, foreign currencies and equity markets on cash flows, investment income, policyholder liabilities and equity.

The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds).

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.11 Derivatives (continued)

The Company carries all derivatives in the balance sheets at fair values. The Company believes that such hedging activities have been and remain economically effective, however, the Company determined that its swaps do not currently qualify for hedge accounting. As a result, changes in the fair value of derivatives are reported in realized investment gains and losses.

2.12 Separate Account Business

Separate Accounts are assets and liabilities associated with variable universal life and variable annuities for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the separate account assets. Investment income, realized investment gains, and deposits and withdrawals related to separate accounts are excluded from the Company's financial statements. The assets of each separate account are legally segregated and are not subject to claims that arise out of the Company's other business. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statements of income.

2.13 Recently Issued Accounting Standards

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"). The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.13 Recently Issued Accounting Standards (continued)

In the first quarter of 2007, the Company recorded a cumulative effect reduction of $4.1 million, net of tax, to the opening balance of retained earnings on the date of adoption of SOP 05-1. This adoption reflected changes in unamortized DAC, deferred sales inducement assets, unearned revenue liabilities and future policy benefits for life and accident and health insurance contracts resulting from a shorter expected life related to certain group life and health insurance contracts and the effect on the gross profits of investment-oriented products related to previously anticipated future internal replacements.

In February, 2006, the Financial Accounting Standards Board ("FASB") issued FAS 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FAS 133 and FAS 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The Company was not affected by implementing this guidance.

In July 2006, the FASB issued FASB Interpretation No. ("FIN") 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company adopted FIN 48 on January 1, 2007. The Company's implementation did not result in an adjustment to opening retained earnings.

In July 2006, the FASB issued FASB Staff Position No. ("FSP") FAS 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction" ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any FIN 48 uncertain tax position related to the lease. The Company adopted FSP 13-2 on January 1, 2007. The Company was not affected by implementing this guidance.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.14 Future Applications of Accounting Standards

In September 2006, the FASB issued FAS 157, "Fair Value Measurements"
("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 nullifies the guidance in Emerging Issues Task Force ("EITF") 02-3 that precluded the recognition of a trading profit at the inception of a derivative contract unless the fair value of such contract was obtained from a quoted market price or other valuation technique incorporating observable market data. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value.

The Company adopted FAS 157 on January 1, 2008, its required effective date. FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The implementation of FAS 157 did not have a material effect on the Company's financial condition or results of operations.

In February 2007, the FASB issued FAS 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159, also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value.

FAS 159, permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.

The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The effect of FAS 159 on the Company's financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.14 Future Applications of Accounting Standards (continued)

In December 2007, the FASB issued FAS 141 (revised 2007), "Business Combinations" ("FAS 141(R")). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes.

FAS 141(R) is required to be adopted for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company). Early adoption is prohibited. The Company is currently evaluating the effect FAS 141(R) will have on its financial condition or results of operations.

In December 2007, the FASB issued FAS 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51" ("FAS 160").
FAS 160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity. FAS 160, also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statement of income. The noncontrolling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the consolidated statement of income.

FAS 160 is required to be adopted in the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company) and earlier application is prohibited. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and consolidated net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. FAS 160 will have no effect on the Company's financial condition or results of operations.

In March 2008, the FASB issued FAS 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 changes the disclosure requirements for derivative instruments and hedging activities. The new standard is effective for fiscal periods beginning after November 15, 2008.

       The United States Life Insurance Company in the City of New York

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows:

                                                       2007     2006     2005
                                                     -------- -------- --------
                                                           (In Thousands)
Investment income:
   Fixed maturities                                  $219,691 $216,012 $209,928
   Equity securities                                    1,354    1,028      515
   Mortgage loans on real estate                       24,369   16,426   14,712
   Policy loans                                        13,230   13,049   12,997
   Other long-term investments                          5,283    6,505    5,153
   Short-term investments                               2,898    1,430    2,110
   Investment income from affiliates                    6,918    7,417    4,677
   Interest on reinsurance recapture                   43,751        -        -
                                                     -------- -------- --------
Gross investment income                               317,494  261,867  250,092
Investment expenses                                     2,420    2,094    2,204
                                                     -------- -------- --------
Net investment income                                $315,074 $259,773 $247,888
                                                     ======== ======== ========

3.2 Investment Gains and Losses

The net realized (losses) gains by type of investment are summarized below:

                                                    2007      2006      2005
                                                  --------  --------  --------
Realized (losses) gains on investments:                  (In Thousands)
Fixed maturities:
   Gross gains                                    $  6,467  $  4,879  $ 19,768
   Gross losses                                    (41,077)  (24,427)  (17,835)
                                                  --------  --------  --------
Total fixed maturities                             (34,610)  (19,548)    1,933
Other investments                                     (870)      948     1,325
Securities lending collateral                      (18,881)        -         -
                                                  --------  --------  --------
Net realized investment (losses) gains            $(54,361) $(18,600) $  3,258
                                                  ========  ========  ========

During 2007, 2006 and 2005, the Company's realized losses included write-downs of $31.8 million, $14.5 million and $7.1 million, respectively, for certain available-for-sale fixed maturity investments that experienced declines deemed to be other than temporary. Additionally, in 2007, the Company's realized losses included write-downs of $16.7 million and $489 thousand, respectively, related to other than temporary declines in securities lending and other long term investments. There were no write-downs related to other than temporary declines in securities lending or other long term investments in 2006 or 2005.

       The United States Life Insurance Company in the City of New York

3. Investments (continued)

3.2 Investment Gains and Losses (continued)

The following table summarizes the gross unrealized losses and fair value on investment securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2007 and 2006, respectively:

                                    12 Months or Less   Greater than 12 Months         Total
                                  --------------------- ---------------------  ---------------------
                                             Unrealized             Unrealized            Unrealized
                                  Fair Value   Losses   Fair Value    Losses   Fair Value   Losses
                                  ---------- ---------- ----------  ---------- ---------- ----------
(In Thousands)
December 31, 2007
   Fixed Maturities               $1,233,722  $ 33,740   $760,586    $42,179   $1,994,308  $ 75,919
   Other Long Term Investments             -         -      1,367        393        1,367       393
   Securities lending collateral     898,738    81,730     77,254      8,259      975,992    89,989
                                  ----------  --------   --------    -------   ----------  --------
   Total                          $2,132,460  $115,470   $839,207    $50,831   $2,971,667  $166,301
                                  ==========  ========   ========    =======   ==========  ========

                                    12 Months or Less   Greater than 12 Months         Total
                                  --------------------- ---------------------  ---------------------
                                             Unrealized             Unrealized            Unrealized
                                  Fair Value   Losses   Fair Value    Losses   Fair Value   Losses
                                  ---------- ---------- ----------  ---------- ---------- ----------
(In Thousands)
December 31, 2006
   Fixed Maturities               $  363,015  $  5,480   $950,124    $33,335   $1,313,139  $ 38,815
   Other Long Term Investments             -         -      4,583        643        4,583       643
                                  ----------  --------   --------    -------   ----------  --------
   Total                          $  363,015  $  5,480   $954,707    $33,978   $1,317,722  $ 39,458
                                  ==========  ========   ========    =======   ==========  ========

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than- temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2007, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

       The United States Life Insurance Company in the City of New York

3. Investments (continued)

3.3 Fixed Maturity and Equity Securities

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2007 and 2006 were as follows:

                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                      Cost        Gain       Loss    Fair Value
                                    ---------- ---------- ---------- ----------
 December 31, 2007                                (In Thousands)
 Fixed maturity securities:
    Corporate securities:
        Investment-grade            $2,640,743  $ 97,896   $(29,898) $2,708,741
        Below investment-grade         351,951     6,443     (3,699)    354,695
    Mortgage-backed securities*      1,083,101    12,623    (42,316)  1,053,408
    U.S. government obligations         24,722     3,227          -      27,949
    Foreign governments                 29,970     2,399         (6)     32,363
    State and political
      subdivisions                      25,890     2,077          -      27,967
                                    ----------  --------   --------  ----------
 Total fixed maturity
   securities                       $4,156,377  $124,665   $(75,919) $4,205,123
                                    ==========  ========   ========  ==========
 Equity securities                  $   11,068  $    813   $      -  $   11,881
                                    ==========  ========   ========  ==========
 Securities lending collateral      $1,345,686  $     81   $(89,989) $1,255,778
                                    ==========  ========   ========  ==========

                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                      Cost        Gain       Loss    Fair Value
                                    ---------- ---------- ---------- ----------
 December 31, 2006                                (In Thousands)
 Fixed maturity securities:
    Corporate securities:
        Investment-grade            $2,059,801  $ 97,343   $(24,509) $2,132,635
        Below investment-grade         287,912    16,949       (703)    304,158
    Mortgage-backed securities*        815,197    10,412    (13,217)    812,392
    U.S. government obligations         24,297     2,341        (64)     26,574
    Foreign governments                 25,378     3,148        (12)     28,514
    State and political
      subdivisions                      21,115       820       (310)     21,625
                                    ----------  --------   --------  ----------
 Total fixed maturity
   securities                       $3,233,700  $131,013   $(38,815) $3,325,898
                                    ==========  ========   ========  ==========
 Equity securities                  $   10,602  $    619   $      -  $   11,221
                                    ==========  ========   ========  ==========
 Securities lending collateral      $  604,206  $      -   $      -  $  604,206
                                    ==========  ========   ========  ==========
--------
* Primarily includes pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2007 and 2006.

       The United States Life Insurance Company in the City of New York

3. Investments (continued)

3.3 Fixed Maturity and Equity Securities (continued)

The contractual maturities of fixed maturity securities at December 31, 2007 were as follows:

                                                            2007
                                                    ---------------------
                                                    Amortized    Market
                                                      Cost       Value
                                                    ---------- ----------
                                                       (In Thousands)
      Fixed maturity securities, excluding
        mortgage-backed securities:
         Due in one year or less                    $   34,454 $   34,660
         Due after one year through five years         688,144    708,610
         Due after five years through ten years      1,287,527  1,298,982
         Due after ten years                         1,063,151  1,109,463
      Mortgage-backed securities                     1,083,101  1,053,408
                                                    ---------- ----------
      Total fixed maturity securities               $4,156,377 $4,205,123
                                                    ========== ==========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $508 million, $523 million and $1.17 billion during 2007, 2006 and 2005, respectively.

3.4 Unrealized Gains and Losses

Net unrealized gains (losses) on securities and other invested assets included in accumulated comprehensive income in shareholder's equity at December 31 were as follows:

                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (In Thousands)
Gross unrealized gains                            $125,478  $131,632  $163,051
Gross unrealized losses                            (75,919)  (38,815)  (35,888)
DAC and other fair value adjustments               (97,395)  (25,082)  (48,502)
Deferred federal income taxes                       16,743   (23,719)  (27,785)
                                                  --------  --------  --------
Net unrealized (losses) gains on securities       $(31,093) $ 44,016  $ 50,876
                                                  ========  ========  ========

3.5 Non-Income Producing Assets

The amount of non-income producing assets was insignificant.

       The United States Life Insurance Company in the City of New York

3. Investments (continued)

3.6 Investments Greater Than 10% of Shareholder's Equity

There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholder's equity as of December 31, 2007, other than the Senior Notes from AIG Life Holdings ("AIGLH"), formerly American General Corporation, of $122 million as reported in Note 7.

4. Deferred Acquisition Costs

The balance of DAC at December 31 and the components of the change in the balance for the years then ended were as follows:

                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (In Thousands)
Balance at January 1, as previously reported      $287,832  $247,107  $209,942
Add: adjustment for the cumulative effect of
  previous years of applying retrospectively the
  new accounting method for SOP 05-1                (6,344)        -         -
                                                  --------  --------  --------
Balance at January 1, as adjusted                  281,488   247,107   209,942
Capitalization                                      64,122    59,145    66,104
Amortization                                       (97,019)  (43,333)  (54,594)
Effect of unrealized gains and losses on
  securities                                        15,853    24,913    25,655
Reinsurance transfer                                37,306         -         -
                                                  --------  --------  --------
Balance at December 31                            $301,750  $287,832  $247,107
                                                  ========  ========  ========

5. Policyholders' Contract Deposits and Future Policy Benefits

The analysis of the policyholders' contract deposits and future policy benefits at December 31, 2007 and 2006 follows:

                                                          2007       2006
                                                       ---------- ----------
    Policyholders' contract deposits:                     (In Thousands)
    Annuities                                          $  327,879 $  349,117
    Universal life                                      1,740,556  1,701,313
    Other contract deposits                                27,182     21,030
                                                       ---------- ----------
                                                       $2,095,617 $2,071,460
                                                       ========== ==========

       The United States Life Insurance Company in the City of New York

5. Policyholders' Contract Deposits and Future Policy Benefits (continued)

                                                             2007       2006
                                                          ---------- ----------
Future policy benefits:                                      (In Thousands)
Ordinary life                                             $  651,066 $  632,445
Group life                                                   102,196    111,429
Payout annuities                                             178,556    167,614
Accident and health                                          689,937    719,894
                                                          ---------- ----------
                                                          $1,621,755 $1,631,382
                                                          ========== ==========

(a) The liability for policyholders' contract deposits has been established based on the following assumptions:

   (i) Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0% to 5.0%. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 8% grading to zero over a period of 6 years.

   (ii) Interest rates on corporate-owned life insurance business are guaranteed at 4.00% and the weighted average rate credited in 2007 was 4.40%.

   (iii) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 1.00% to 5.65% and guarantees ranging from 1.0% to 4.5% depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 14.0% of the fund balance and grade to 0% over a period not longer than 20 years.

(b) The liability for future policy benefits has been established based upon the following assumptions:

Interest rates on payout annuities, which vary by year of issuance and products, range from 1.83% to 13.50%.

Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 3.8%.

During 2007 and 2006, the Company performed a migration of certain blocks of reserves from various legacy valuation systems to a new valuation system representing approximately $284.2 million and $139.5 million of reserves, respectively. The new system has the capability to refine estimates to a greater degree than previously possible using the older systems. The conversion resulted in a decrease in GAAP reserves and a net increase to 2007 and 2006 pre-tax earnings of $0.2 million and $0.6 million, respectively.

       The United States Life Insurance Company in the City of New York

6. Federal Income Taxes

6.1 Tax Liabilities

Income tax liabilities were as follows:

                                                               December 31
                                                           -------------------
                                                              2007      2006
                                                           ---------  --------
                                                              (In Thousands)
 Current tax liability                                     $  59,149  $ 15,654
 Deferred tax (receivable)                                  (132,176)  (28,605)
                                                           ---------  --------
 Income taxes (receivable)                                 $ (73,027) $(12,951)
                                                           =========  ========

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                             2007       2006
                                                          ---------  ---------
                                                             (In Thousands)
 Deferred tax assets applicable to:
 Policy reserves                                          $(172,866) $(116,723)
 Net unrealized losses on debt and equity securities
   available for sale                                       (16,697)         -
 Basis differential of investments                          (12,418)    (2,821)
                                                          ---------  ---------
 Total deferred tax assets before valuation allowance      (201,981)  (119,544)
                                                          ---------  ---------
 Deferred tax liabilities applicable to:
 Deferred acquisition costs                                  62,012     62,474
 Net unrealized gains on debt and equity securities
   available for sale                                             -     23,767
 Other                                                        7,793      4,698
                                                          ---------  ---------
 Total deferred tax liabilities                              69,805     90,939
                                                          ---------  ---------
 Net deferred tax (assets) liabilities                    $(132,176) $ (28,605)
                                                          =========  =========

On July 13, 2006, the FASB issued FASB Interpretation No. ("FIN") 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the provisions of FIN 48 on January 1, 2007. On the date of adoption, the Company did not record any adjustment for uncertain tax liabilities.

       The United States Life Insurance Company in the City of New York

6. Federal Income Taxes (continued)

6.1 Tax Liabilities (continued)

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $47.6 million of policyholders' surplus on which no deferred tax liability had been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. During 2006, the Company distributed cash dividends of $50 million, thereby eliminating its policyholders' surplus account and its exposure to federal income taxation.

6.2 Tax Expense

Components of income tax expense (benefit) for the years were as follows:

                                                     2007      2006      2005
                                                   --------  --------  -------
                                                          (In Thousands)
Current tax expense (benefit)                      $117,845  $ 43,213  $(4,469)
Deferred tax (benefit) expense                      (60,889)  (46,168)  42,695
                                                   --------  --------  -------
Income tax expense (benefit)                       $ 56,956  $ (2,955) $38,226
                                                   ========  ========  =======

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                       2007     2006     2005
                                                     -------  -------  -------
                                                           (In Thousands)
 Income tax at 35% of GAAP pretax income (loss)      $57,043  $(2,883) $39,369
 Adjustments related to IRS settlement                   116      (12)    (872)
 Dividends received deduction                            (49)     (67)     (52)
 Tax-exempt investment income                           (110)    (110)    (114)
 Prior year true-ups                                       7      101     (111)
 Other                                                   (51)      16        6
                                                     -------  -------  -------
 Income tax expense (benefit)                        $56,956  $(2,955) $38,226
                                                     =======  =======  =======

       The United States Life Insurance Company in the City of New York

6. Federal Income Taxes (continued)

6.3 Tax Paid

Income taxes paid (refunded) amounted to approximately $74.4 million, $(3.4) million and $(84.6) million in 2007, 2006 and 2005, respectively.

6.4 Tax Sharing Agreement

For the tax year ending December 31, 2007, the Company will join in the filing of a consolidated federal income tax return with AIG. The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

6.5 Tax Return Examinations

The Internal Revenue Service ("IRS") is currently examining the Company's tax returns for the tax years 2000 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.

7. Transactions With Affiliates

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $10 million. Other affiliates of the Company are also holders of the same class of securities.

On September 15, 2006, the Company acquired a 5.57% Senior Note due September 15, 2011, issued by AIGLH, at a cost of $5 million.

On December 27, 2006, the Company acquired a 5.18% Senior Note due December 27, 2011, issued by AIGLH, at a cost of $117 million.

As of September 28, 2007, AIG Global Real Estate Investment Corp (an affiliate), assumed a commercial mortgage loan in the amount of $7 million. This mortgage loan had previously been unaffiliated.

The Company owns 192 shares of the common stock of its ultimate parent, AIG. These securities are listed on the New York Stock Exchange and are therefore readily marketable. The value of these shares at December 31, 2007 was approximately $11 thousand.

       The United States Life Insurance Company in the City of New York

7. Transactions With Affiliates (continued)

The Company is party to various cost sharing agreements with its affiliates. During 2007, 2006 and 2005, the Company was charged $123.1 million, $123.1 million and $124.9 million, respectively, for expenses incurred by affiliates on its behalf.

The Company's insurance obligations are guaranteed by American Home Assurance Company ("American Home"), an indirect-wholly-owned subsidiary of AIG and an affiliate of the Company. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's policy and contract holders have the right to enforce the guarantee directly against American Home. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products in each statement of additional information. The Company expects that the American Home guarantee will be terminated in the near future.

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. Please refer to Note 2.3.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 14.

8. Accident and Health Reserves

Activity in the liability for policy and contract claims for the Company's accident and health coverage is summarized as follows:

                                                      2007      2006     2005
                                                    --------  -------- --------
                                                          (In Thousands)
 Balance as of January 1, net of reinsurance
   recoverable                                      $461,822  $309,062 $261,517
 Add: Incurred losses related to:
 Current year                                         75,718    12,796   14,175
 Prior years                                         101,899   181,791   74,343
                                                    --------  -------- --------
 Total incurred losses                               177,617   194,587   88,518
                                                    --------  -------- --------
 Deduct: Paid losses related to:
 Current year                                         19,761    11,607   14,082
 Prior years                                         (27,593)   30,220   26,891
                                                    --------  -------- --------
 Total paid losses                                    (7,832)   41,827   40,973
                                                    --------  -------- --------
 Balance as of December 31, net of reinsurance
   recoverable                                       647,271   461,822  309,062
 Reinsurance recoverable                               1,246   140,765  126,813
                                                    --------  -------- --------
 Balance as of December 31, gross of reinsurance
   recoverable                                      $648,517  $602,587 $435,875
                                                    ========  ======== ========

       The United States Life Insurance Company in the City of New York

8. Accident and Health Reserves (continued)

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

9. Benefit Plans

Effective January 1, 2002, as a result of AIG's acquisition of American General Corporation, substantially all of the Company's employees are covered by various benefit plans of AIG. These plans include a non-contributory qualified defined benefit plan, various stock option and stock purchase plans and a voluntary qualified defined contribution savings plan. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating subsidiaries.

The Company sponsors a defined non-qualified retirement plan for the benefit of Selected Agents, which was frozen to new participants and contributions of existing participants, effective January 1, 2006. Effective August 1, 2007, the Company entered into a Pension Services Agreement with Diversified Investment Advisors ("DIA") to administer the plan. On October 1, 2007, the plan liabilities (approximately $17.8 million) were transferred to DIA. Under this agreement, plan participants can invest in a variety of stock, bond and fixed income mutual funds. As of December 31, 2007 the Company had a liability of $160 thousand related to this plan, which was disbursed in January 2008. As of December 31, 2006, the liabilities associated with this plan were $18.0 million.

10.Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

       The United States Life Insurance Company in the City of New York

10. Fair Value of Financial Instruments (continued)

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                                     2007            2006
                                                --------------- ---------------
                                                Fair   Carrying Fair   Carrying
                                                Value   Amount  Value   Amount
                                                ------ -------- ------ --------
                                                 (In Millions)   (In Millions)
Assets:
   Fixed maturity and equity securities         $4,217  $4,217  $3,337  $3,337
   Mortgage loans on real estate                   365     368     356     352
   Policy loans                                    230     202     237     201
   Other long term investments                      23      23      23      23
   Securities lending collateral                 1,256   1,256     604     604
   Short term investments                           50      50      17      17
   Notes receivable - affiliates                   139     139     132     132
   Assets held in separate accounts                  4       4       4       4

Liabilities:
   Investment contracts                            479     430     468     436
   Securities lending payable                    1,362   1,362     604     604
   Liabilities held in separate accounts             4       4       4       4

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fixed Maturity and Equity Securities

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The Company obtains market price data to value financial instruments whenever such information is available. Market price data generally is obtained from market exchanges or dealer quotations. The types of instruments valued based on market price data include G-7 government and agency securities, equities listed in active markets, and investments in publicly traded mutual funds with quoted market prices.

The Company estimates the fair value of fixed income instruments not traded in active markets by referring to traded securities with similar attributes and using a matrix pricing methodology. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, and other relevant factors.

       The United States Life Insurance Company in the City of New York

10. Fair Value of Financial Instruments (continued)

Fixed Maturity and Equity Securities (continued)

The types of fixed income instruments not traded in active markets include non-G-7 government securities, municipal bonds, certain hybrid financial instruments, most investment-grade and high-yield corporate bonds, and most mortgage- and asset-backed products.

The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows.

For equity and fixed income instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

Other Long Term Investments

Fair value of other invested assets is based on the most recently available financial information provided by the general partner or manager of these investments, which is one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

Short Term Investments

The carrying value reported in the balance sheet for these instruments approximates fair value.

       The United States Life Insurance Company in the City of New York

10. Fair Value of Financial Instruments (continued)

Notes Receivable - Affiliates

Fair value of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair value was estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

Assets and Liabilities Held in Separate Accounts

The fair value of separate account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

Securities Lending Collateral

Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturity securities.

Securities Lending Payable

The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

       The United States Life Insurance Company in the City of New York

11. Statutory Financial Information; Dividend Paying Capability

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department ("NYSID"). There were no material permitted practices utilized by the Company in 2007, 2006 or 2005.

Statutory accounting practices for the Company differ from generally accepted accounting principles as follows: (1) fixed maturities available for sale are not recorded at market value; (2) policy acquisition costs are charged against operations instead of being deferred and amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves are adjusted based upon mortality, lapse and interest rate assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards;
(4) deferred income taxes provided for temporary differences between the bases of assets and liabilities for financial reporting and tax purposes are subject to certain limitations and are charged directly to surplus; (5) future policy benefits, policyholder contract deposits, policy and contract claims and unearned premiums are presented net of ceded reinsurance; (6) asset value and interest maintenance reserves are established using prescribed formulas.

The Company's policyholders' surplus and net income, as determined in accordance with statutory accounting practices, is summarized as follows:

                                                     2007     2006     2005
                                                   -------- -------- --------
                                                         (In Thousands)
Statutory net income for the year                  $ 72,287 $ 47,226 $(59,159)
Statutory surplus at year-end                      $468,438 $386,101 $333,353

The maximum amount of dividends that can be paid by the Company without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year.

Within these limitations, there are no restrictions placed on the portion of Company surplus as regards policyholders that may be paid as ordinary dividends to stockholders in 2008. Dividends are paid as determined by the Company's Board of Directors and are non-cumulative. The Company did not pay any dividends in 2007 or 2005. The Company paid a $50 million dividend in 2006 with the approval of the NYSID.

       The United States Life Insurance Company in the City of New York

11. Statutory Financial Information; Dividend Paying Capability (continued)

As of December 31, 2007 and 2006, the Company held fixed maturity securities with a carrying value of $408 million and $402 million, respectively, to satisfy the requirements of various state insurance departments.

In 2004, the Company recorded a pre-tax charge of $370 million with respect to the Superior National reinsurance agreement. In 2005, as a result of subsequent discussions with the NYSID, the Company was requested to apply more conservative assumptions to the estimated liability and pre-tax charge related to the Superior National reinsurance agreement. Respectful of the NYSID position, the Company established an additional statutory liability in 2005 resulting in an additional $143 million pre-tax charge for a total inception-to-date charge of $513 million, before allocated investment income, as of December 31, 2005. In 2006, the Company recorded a pre-tax gain of $29 million as a result of the February 18, 2007 arbitration award. In 2007, the Company recorded a $55 million pre-tax gain driven principally by the resolution of a dispute with Trustmark Insurance Company, the Company's retrocessionnaire on the Superior National reinsurance agreement. As of December 31, 2007, the inception-to-date pre-tax charge recorded by the Company related to the Superior National reinsurance agreement totaled $429 million, which equaled the inception-to-date pre-tax charge recorded in the Company's GAAP financial statements.

12. Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

                      Year ended
                      December 31         Rent Expense
                      -----------        --------------
                                         (In Thousands)
                      2008               $        2,713
                      2009                        3,055
                      2010                        3,055
                      2011                        3,055
                      2012                        3,025
                      Thereafter                  2,880
                                         --------------
                         Total           $       17,783
                                         ==============

Net rent expense incurred in 2007, 2006 and 2005 was $3.3 million, $1.1 million and $1.3 million, respectively.

       The United States Life Insurance Company in the City of New York

13. Commitments and Contingencies

From time to time in the normal course of business, the Company issues commitments to purchase various investments such as corporate securities, mortgage loans, etc. At December 31, 2007, the Company had $4.5 million of unfunded commitments.

At December 31, 2007, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

In 1997, USLIFE Corporation (the former parent of the Company) entered the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, " the Superior National treaty"), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National.

In 2000, AIGLH, the Company's then ultimate parent, committed to make contributions to the capital of the Company equal to the after-tax value of the Company's net losses associated with the Superior National treaty.

On March 30, 2004, the Company settled its dispute with Centre Insurance
Company.

On December 30, 2004, an arbitration panel issued its ruling in connection with the Superior National treaty. In its 2-1 ruling, the arbitration panel refused to rescind the contract as requested by the Company. Instead, the panel reformed the contract to reduce the Company's participation by ten percent. Further, the arbitration ruling established a second phase of arbitration for the Company to present its challenges to certain cessions to the contract.

On January 26, 2005, the Company settled its dispute with Converium Insurance (North America).

On December 6, 2006, the panel issued a confidential award entitled "Phase II Interim Award," which adjudicated the Company's claim to disallow certain portions of the Cedents' reinsurance billing and required further submissions on the rate of interest to be applied. On February 1, 2007, the panel issued another confidential award entitled "Phase II Interim Final Award" to address the rate of interest issue. Finally, the panel issued on February 18, 2007, a third confidential award entitled "Phase II Final Arbitration
Award" summarizing all of the relief granted in the prior two Phase II awards.

       The United States Life Insurance Company in the City of New York

13. Commitments and Contingencies (continued)

On February 5, 2007, the Company filed a Petition to Vacate (and supporting papers) in the United States District Court for the Central District of California seeking to vacate the Phase II awards as well as the December 30, 2004 Final Interim Award issued in the Phase I proceeding. The cedents filed their own separate petition to confirm the results of Phase II. By order dated June 25, 2007, the court denied the Company's petition to vacate and granted cedents' petition to confirm, and on the same date entered judgment against the Company upon the confirmed award in the amount of $443.5 million. On June 29, 2007, the court ordered the Company to post a supersedeas bond in the amount of $600 million as a condition to staying execution of the judgment pending appeal.

The Company filed a notice of appeal to the United States Court of Appeals for the Ninth Circuit from the lower court's June 25, 2007 order and judgment, and shortly thereafter moved before the appellate court for a stay without posting a bond or based upon a lower bond amount. That motion was denied, and the Company then posted a $600 million bond to obtain a stay of execution of judgment while the Company vigorously pursues its appeal to the Ninth Circuit. The Company filed its opening brief on October 19, 2007. The cedents moved for multiple extensions of their time to file an answering brief, which were granted. The cedents' answering brief was submitted on February 8, 2008 and the Company's reply brief was submitted on April 8, 2008. The date for oral argument has not yet been scheduled by the Ninth Circuit.

As a result of the Phase I ruling, the net effect on 2004 pre-tax earnings was a $370 million charge, prior to allocated investment income. This amount included a charge for the Converium settlement. The Company, with the approval of the NYSID, recorded a $120 million capital contribution as of December 31, 2004. On February 10, 2005, the Company received such capital contribution from its Parent. The Company received approval from the NYSID to record a further $130 million capital contribution as of March 31, 2005. On May 11, 2005 the Company received this capital contribution from its Parent. The total of the contribution, $250 million, is the approximate after-tax charge of the $370 million discussed above.

As a result of the Phase II ruling, and other related matters, the net effect on 2006 pre-tax earnings was a $123 million charge, prior to allocated investment income.

In 2007, the Company recorded a $55 million pre-tax gain, prior to allocated investment income, related to the Superior National treaty, driven principally by the Company's resolution of a dispute with Trustmark Insurance Company, the Company's retrocessionnaire on the Superior National treaty. The pre-tax gain included an increase in assumed reserves of $25 million, reflecting revised reserve estimates that were based upon a new actuarial report received in the third quarter of 2007.

       The United States Life Insurance Company in the City of New York

13. Commitments and Contingencies (continued)

The Company continues to record a liability, for amounts assumed from Superior National Insurance Group, which is consistent with the recent rulings made by the United States District Court. As at December 31, 2007, the Company recorded a liability of $633 million, which represents an increase of $52 million over the December 31, 2006 recorded liability of $581 million. The increase in liability is due to the accrual of interest in addition to the increased reserve estimates described above.

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, management believes that the total amounts ultimately paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

       The United States Life Insurance Company in the City of New York

14. Reinsurance

On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by executing a letter of intent to enter into a 100% indemnity coinsurance agreement, under which Transamerica Financial Life Insurance Company, a member of the AEGON group, assumed certain specified in-force business as of December 31, 2006. The transaction received the requisite regulatory approvals and closed on March 31, 2007.

The Company retained and serviced all liabilities related to claims arising from losses incurred prior to the December 31, 2006 effective date, and continued to administer the reinsured business for a one-year transition period after closing under transition service and administrative service agreements with the reinsurer.

Effective January 1, 1998, the Company entered into an agreement to cede 49% of its credit life and credit accident and health business to an affiliated entity, American General Assurance Company ("AGAC"). Effective December 31, 2006, the Company recaptured this credit business from AGAC. The net liabilities transferred from AGAC to the Company totaled $13.6 million.

The Company subsequently entered into another agreement on October 1, 1998 to cede 49% of its New York and 100% of its non-New York group life (excluding permanent policies) and group accident and health business to AGAC. This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception. Effective January 1, 2007, the Company recaptured this group business from AGAC. The net liabilities transferred from AGAC to the Company totaled $749 million. As a result of the recapture, the Company recorded a $33 million pretax gain. Additionally, the Company deferred a $37 million ceding commission paid to AGAC and is amortizing it over a two year period, the average rate guarantee period.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, ALB reinsures a 90% quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party.

Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2007 and 2006, these assets and the related reserves totaled approximately $75.7 million and $51.8 million, respectively.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2007 and 2006 was a pre-tax expense of approximately $3.8 million and $2.7 million, respectively, representing the risk charge associated with the coinsurance agreement.

       The United States Life Insurance Company in the City of New York

14. Reinsurance (continued)

The effect of reinsurance transactions on group, individual and credit premiums and life insurance in force for the years ended December 31, 2007, 2006 and 2005 is presented below:

                                                                         Percentage of
                                                                            Amount
                                                                          Assumed to
December 31, 2007          Gross         Ceded      Assumed     Net           Net
-----------------       ------------ -------------  ------- ------------ -------------
  (In Thousands)
Life Insurance in Force $136,563,637 $ (27,763,135) $1,180  $108,801,682      0.0%
                        ============ =============  ======  ============
Premiums:
   Life                 $    299,867 $    (104,679) $ (654) $    194,534     -0.3%
   Accident and Health       374,615       (26,874)    (43)      347,698      0.0%
   Annuity                    10,743           (14)    514        11,243      4.6%
                        ------------ -------------  ------  ------------
   Total Premiums       $    685,225 $    (131,567) $ (183) $    553,475      0.0%
                        ============ =============  ======  ============

                                                                         Percentage of
                                                                            Amount
                                                                          Assumed to
December 31, 2006          Gross         Ceded      Assumed     Net           Net
-----------------       ------------ -------------  ------- ------------ -------------
  (In Thousands)
Life Insurance in Force $136,386,728 $(104,805,943) $3,724  $ 31,584,509      0.0%
                        ============ =============  ======  ============
Premiums:
   Life                 $    315,012 $    (204,760) $  (14) $    110,238      0.0%
   Accident and Health       418,255      (366,836)     (1)       51,418      0.0%
   Annuity                    15,215           449    (514)       15,150     -3.4%
                        ------------ -------------  ------  ------------
   Total Premiums       $    748,482 $    (571,147) $ (529) $    176,806     -0.3%
                        ============ =============  ======  ============

                                                                         Percentage of
                                                                            Amount
                                                                          Assumed to
December 31, 2005          Gross         Ceded      Assumed     Net           Net
-----------------       ------------ -------------  ------- ------------ -------------
  (In Thousands)
Life Insurance in Force $134,526,098 $(102,888,652) $9,452  $ 31,646,898      0.0%
                        ============ =============  ======  ============
Premiums:
   Life                 $    322,222 $    (220,588) $  (13) $    101,621      0.0%
   Accident and Health       457,644      (403,886)    (48)       53,710     -0.1%
   Annuity                    12,049           (20)      -        12,029      0.0%
                        ------------ -------------  ------  ------------
   Total Premiums       $    791,915 $    (624,494) $  (61) $    167,360      0.0%
                        ============ =============  ======  ============

       The United States Life Insurance Company in the City of New York

14. Reinsurance (continued)

For the years ended December 31, 2007, 2006 and 2005, reinsurance recoveries reduced death and other benefits by $113 million, $421 million and $456 million, respectively.

Information related to intercompany reinsurance is as follows:

                                                        2007    2006     2005
                                                       ------ -------- --------
                                                            (In Thousands)
 Premium ceded                                         $2,552 $503,807 $549,114
 Benefits ceded                                            32  377,137  391,404
 Commissions and expenses charged                           -  165,487  169,734

 Reinsurance recoverable - paid losses                     95       64    1,017
 Reinsurance recoverable - unpaid losses                1,251  824,516  768,507
 Reinsurance payables                                       -   96,827  106,771

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                               TABLE OF CONTENTS


   Report of Independent Auditors........................................ 2

   Statements of Admitted Assets......................................... 3

   Statements of Liabilities, Capital and Surplus........................ 4

   Statements of Income and Changes in Capital and Surplus............... 5

   Statements of Cash Flow............................................... 6

   Notes to Statutory Basis Financial Statements......................... 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1 to the financial statements.

PRICEWATERHOUSECOOPERS LLP

New York, NY
April 25, 2008

                        AMERICAN HOME ASSURANCE COMPANY

                         STATEMENTS OF ADMITTED ASSETS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                       2007        2006
-----------------------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2007 - $16,075,222; 2006 - $15,146,927).............. $15,843,721 $14,844,987
   Stocks:
       Common stocks, at NAIC market value adjusted for non admitted assets (cost: 2007 -
         $1,556,742; 2006 - $1,602,207)..............................................................   3,139,327   3,304,355
       Preferred stocks, primarily at NAIC market value (cost: 2007 - $613,732; 2006 - $577,109).....     613,732     587,471
   Other invested assets, primarily at equity (cost: 2007 - $1,458,240; 2006 - $1,171,367)...........   1,943,313   1,509,651
   Securities lending collateral.....................................................................     279,774     203,323
   Short-term investments, at amortized cost (approximates NAIC market value)........................     183,951     129,196
   Cash..............................................................................................     258,078     164,596
-----------------------------------------------------------------------------------------------------------------------------
          Total cash and invested assets.............................................................  22,261,896  20,743,579
-----------------------------------------------------------------------------------------------------------------------------
Investment income due and accrued....................................................................     213,302     203,764
Agents' balances or uncollected premiums:
   Premiums in course of collection..................................................................     593,808     955,240
   Premiums and installments booked but deferred and not yet due.....................................     892,935     371,971
   Accrued retrospective premiums....................................................................   1,237,062   1,606,389
Amounts billed and receivable from high deductible policies..........................................     159,393      76,370
Reinsurance recoverable on loss payments.............................................................     600,573     488,243
Funds held by or deposited with reinsurers...........................................................      11,118      13,951
Deposit accounting assets............................................................................     751,468     809,537
Deposit accounting assets - funds held...............................................................      98,917      94,279
Federal and foreign income taxes recoverable from parent.............................................     143,717      63,569
Net deferred tax assets..............................................................................     382,578     421,900
Equities in underwriting pools and associations......................................................   1,211,817     858,614
Receivable from parent, subsidiaries and affiliates..................................................     115,695   1,484,555
Other admitted assets................................................................................     182,141     179,243
-----------------------------------------------------------------------------------------------------------------------------
          Total admitted assets...................................................................... $28,856,420 $28,371,204
=============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                   (000'S OMITTED EXCEPT SHARE INFORMATION)

----------------------------------------------------------------------------------------------
As of December 31,                                                       2007         2006
----------------------------------------------------------------------------------------------
                            Liabilities

Reserves for losses and loss adjustment expenses.................... $13,732,102  $12,754,581
Unearned premium reserves...........................................   4,475,413    4,518,443
Commissions, premium taxes, and other expenses payable..............     234,495      183,640
Reinsurance payable on paid loss and loss adjustment expenses.......     263,917      308,091
Funds held by company under reinsurance treaties....................     236,183      228,878
Provision for reinsurance...........................................     115,844      128,824
Ceded reinsurance premiums payable, net of ceding commissions.......     492,611      427,505
Retroactive reinsurance reserves - assumed..........................      30,486       23,242
Retroactive reinsurance reserves - ceded............................     (65,309)     (61,283)
Deposit accounting liabilities......................................     189,511      172,296
Deposit accounting liabilities - funds held.........................     695,928      703,508
Securities lending payable..........................................     304,398      203,323
Collateral deposit liability........................................     354,916      613,043
Payable to parent, subsidiaries and affiliates......................     152,184    1,547,586
Payable for securities..............................................       3,331      110,581
Other liabilities...................................................     343,453      297,093
----------------------------------------------------------------------------------------------
   Total liabilities................................................  21,559,463   22,159,351
----------------------------------------------------------------------------------------------
                        Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding..........................      25,426       25,426
Capital in excess of par value......................................   2,941,471    2,779,526
Unassigned surplus..................................................   4,280,727    3,357,054
Special surplus funds from retroactive reinsurance..................      49,333       49,847
----------------------------------------------------------------------------------------------
   Total capital and surplus........................................   7,296,957    6,211,853
----------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus.......................... $28,856,420  $28,371,204
==============================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

            STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                               2007        2006         2005
-------------------------------------------------------------------------------------------------------------------------------
                                   Statements of Income
                                   --------------------

Underwriting income:
   Premiums earned......................................................................... $7,703,016  $7,700,011  $ 7,045,820
-------------------------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred.........................................................................  4,444,636   4,606,481    5,406,410
   Loss adjustment expenses incurred.......................................................    840,801     803,517    1,098,644
   Other underwriting expenses incurred....................................................  1,864,547   1,825,815    1,584,477
-------------------------------------------------------------------------------------------------------------------------------
Total underwriting deductions..............................................................  7,149,984   7,235,813    8,089,531
-------------------------------------------------------------------------------------------------------------------------------
Net underwriting income (loss).............................................................    553,032     464,198   (1,043,711)
-------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned............................................................  1,019,018     702,426      630,678
   Net realized capital gains (net of capital gains taxes: 2007 - $29,141; 2006 - $29,092;
     2005 - $20,492).......................................................................    117,037      61,624       38,055
-------------------------------------------------------------------------------------------------------------------------------
Net investment gain........................................................................  1,136,055     764,050      668,733
-------------------------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off......................................    (85,724)    (49,762)    (145,742)
Finance and Service Charges not Included in Premium........................................     16,449      14,287       16,400
Other gain, net of dividends to policyholders..............................................     76,290      49,691       75,547
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) after capital gains taxes and before federal income taxes....................  1,696,102   1,242,464     (428,773)
Federal income tax expense (benefit).......................................................    348,359     263,263     (243,047)
-------------------------------------------------------------------------------------------------------------------------------
       Net income (loss)................................................................... $1,347,743  $  979,201  $  (185,726)
===============================================================================================================================
                              Changes in Capital and Surplus
                              ------------------------------

Capital and surplus, as of December 31, previous year...................................... $6,211,853  $5,049,651  $ 3,339,340
   Adjustment to beginning surplus.........................................................    (56,532)     55,538     (211,984)
-------------------------------------------------------------------------------------------------------------------------------
   Capital and surplus, as of January 1,...................................................  6,155,321   5,105,189    3,127,356
-------------------------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income (loss).......................................................................  1,347,743     979,201     (185,726)
   Change in net unrealized capital gains (net of capital gains taxes: 2007 - $131,952;
     2006 - $121,173; 2005 - $13,354)......................................................   (103,183)    119,660      164,444
   Change in net deferred income tax.......................................................    (73,791)    (13,270)     112,728
   Change in non-admitted assets...........................................................    184,885     (80,352)    (322,775)
   Change in provision for reinsurance.....................................................     12,980      81,328      166,585
   Paid in capital and surplus.............................................................    161,945          --    2,076,780
   Cash dividends to stockholder...........................................................   (615,000)         --      (31,732)
   Other surplus adjustments...............................................................     (1,572)      1,268           --
   Foreign exchange translation............................................................    227,629      18,829      (58,009)
-------------------------------------------------------------------------------------------------------------------------------
       Total changes in capital and surplus................................................  1,141,636   1,106,664    1,922,295
-------------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31,.................................................... $7,296,957  $6,211,853  $ 5,049,651
===============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                            STATEMENTS OF CASH FLOW

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------
For the years ended December 31,                       2007         2006         2005
-----------------------------------------------------------------------------------------
              Cash From Operations
              --------------------

Premiums collected, net of reinsurance............ $ 7,948,658  $ 6,433,712  $ 7,096,647
Net investment income.............................   1,058,334      787,413      604,156
Miscellaneous income (expense)....................       7,137       75,317      (53,776)
-----------------------------------------------------------------------------------------
   Sub-total......................................   9,014,129    7,296,442    7,647,027
-----------------------------------------------------------------------------------------
Benefit and loss related payments.................   3,805,524    3,520,205    3,809,181
Commission and other expense paid.................   2,470,003    2,401,959    2,171,077
Dividends paid to policyholders...................         123        1,344          878
Change in federal and foreign income taxes........     330,784     (438,538)      (3,783)
-----------------------------------------------------------------------------------------
   Net cash provided from operations..............   2,407,695    1,811,472    1,669,674
-----------------------------------------------------------------------------------------
              Cash From Investments
              ---------------------

Proceeds from investments sold, matured, or repaid
   Bonds..........................................   4,926,616    5,231,792    4,129,223
   Stocks.........................................   3,450,014    3,211,715    2,795,546
   Other..........................................     269,849    1,646,730    3,042,793
-----------------------------------------------------------------------------------------
   Total proceeds from investments sold, matured,
     or repaid....................................   8,646,479   10,090,237    9,967,562
-----------------------------------------------------------------------------------------
Cost of investments acquired
   Bonds..........................................   5,748,239   10,488,316    5,803,573
   Stocks.........................................   3,296,552    3,180,130    3,071,743
   Other..........................................     772,178      350,752    3,630,931
-----------------------------------------------------------------------------------------
   Total cost of investments acquired.............   9,816,969   14,019,198   12,506,247
-----------------------------------------------------------------------------------------
   Net cash (used in) investing activities........  (1,170,490)  (3,928,961)  (2,538,685)
-----------------------------------------------------------------------------------------
  Cash From Financing and Miscellaneous Sources

Capital and surplus paid-in.......................          --    1,326,780      750,000
Borrowed funds....................................     101,075           --           --
Dividends to stockholder..........................    (615,000)          --      (47,598)
Intercompany receivable and payable, net..........     (26,540)     342,735      195,946
Net deposit on deposit-type contracts and other
  insurance.......................................      71,282      262,411      285,727
Equities in underwriting pools and associations...    (360,841)    (184,691)    (190,476)
Collateral deposit liability......................    (258,127)     107,288       46,816
Other.............................................      (4,415)     438,392     (143,089)
-----------------------------------------------------------------------------------------
   Net cash provided from (used in) financing
     activities...................................  (1,092,296)   2,292,915      897,326
-----------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash........       3,328          338          718
   Net change in cash and short-term investments..     148,237      175,764       29,033
Cash and short-term investments:
   Beginning of year..............................     293,792      118,028       88,995
-----------------------------------------------------------------------------------------
   End of year.................................... $   442,029  $   293,792  $   118,028
=========================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
POLICIES
--------

A. Organization
   ------------

   The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., (AIGCIG), a Delaware corporation, formerly known as NHIG Holding Corp.

   On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIGCIG, an indirect wholly-owned subsidiary of AIG. Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers and through AIG's risk finance operation, the Company provides its customized structured products.

   The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. Summary of Significant Statutory Basis Accounting Policies
   ----------------------------------------------------------
   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

   The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

   ------------------------------------------------------------------------
   December 31,                             2007        2006        2005
   ------------------------------------------------------------------------
   Net income (loss), NY SAP............ $1,347,743  $  979,201  $ (185,726)
   State prescribed practices -
     (deduction):
      Non-tabular discounting...........    (21,301)    (21,866)    (31,431)
   ------------------------------------------------------------------------
   Net income (loss), NAIC SAP.......... $1,326,442  $  957,335  $ (217,157)
   ========================================================================
   Statutory surplus, NY SAP............ $7,296,957  $6,211,853  $5,049,651
   State prescribed practices -
     (charge):
      Non-tabular discounting...........   (255,772)   (234,471)   (212,605)
      Regulation 20 - other reinsurance
        credits.........................   (106,577)   (133,123)   (201,421)
      Regulation 20 - parental letters
        of credit.......................   (361,650)   (406,784)   (398,389)
      EDP equipment and software........         --          --     (93,881)
   ------------------------------------------------------------------------
   Total state prescribed practices.....   (723,999)   (774,378)   (906,296)
   ------------------------------------------------------------------------
   Statutory surplus, NAIC SAP.......... $6,572,958  $5,437,475  $4,143,355
   ========================================================================

   In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2007 and 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616 and $131,697, respectively. In addition, the Superintendent has permitted the company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2007 and 2006 amounted to $266,864 and $251,881, respectively.

   In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business. Additionally, as part of the transaction, management (i) entered into several intercompany reinsurance agreements (both commutations and new contracts) with subsidiaries of AIG; and,
   (ii) intent to make capital contributions and distributions involving subsidiaries of AIG. Some of these transactions are still not fully executed. The proposed transactions are intended in aggregate to have minimal effect (i.e.: less than 1%) individually and in aggregate on the surplus of the National Union Pool Companies (See listing of companies in Note 5A).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   The results of the UK branch are reported through the Company's participation in American International Underwriters Overseas Association (AIUOA or the Association) (see Footnote 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, will record the effects described in the preceding paragraph of this transaction in its 2008 statutory financial statements.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2007 reporting period.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:
   ----------------------------------------------------------------------------
   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:
   -----------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

Under NAIC SAP:
---------------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Significant Statutory Accounting Practices:
   -------------------------------------------

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

    . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2007 and 2006, the NAIC market value of the Company's mortgage-backed securities approximated $505,415 and $160,750, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values

       Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

       by NAIC SAP. At December 31, 2007 and 2006, the average discount rate is approximately 20.95% and 20.1%, respectively. Other investments in affiliates are included in common stocks based on the net worth of the entity.

    . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains.

    . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

       Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

    . Net Investment Gain (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectibility. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2007 and 2006, no investment income due and accrued was determined to be uncollectible or non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2007 and 2006, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,237,062 and $1,606,389, respectively, net of non-admitted premium balances of $52,913 and $55,203, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

   -------------------------------------------------------------------------
   For the years ended December 31,               2007      2006      2005
   -------------------------------------------------------------------------
   Net written premiums subject to
     retrospectively rated premiums............ $811,018  $684,635  $510,615
   Percentage of total net written premiums....     10.6%      8.7%      7.1%
   -------------------------------------------------------------------------

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

   In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

   The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $2,014,235 and $1,676,681, as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's tabular discount amounted to $285,969 and $238,180, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,014,235 and $1,676,681 as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's non-tabular discount amounted to $255,772 and $234,471, respectively, all of which were applied against the Company's case reserves.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

                        American Home Assurance Company

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2007 and 2006, depreciation and amortization expense amounted to $24,539 and $21,036, and accumulated depreciation as of December 31, 2007 and 2006 amounted to $137,278 and $107,392, respectively.

   Reclassifications: Certain balances contained in the 2006 and 2005 financial statements have been reclassified to conform with the current year's presentation.

   During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

During 2007, 2006 and 2005, the Company dedicated significant effort to the resolution of weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2006, 2005 and 2004 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $(56,532), $55,538 and $(211,984) as of January 1, 2007, 2006 and 2005, respectively.

Accounting Adjustments to 2006, 2005 and 2004 Statutory Basis Financial
-----------------------------------------------------------------------
Statements
----------

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The impact of these corrections on policyholder surplus as of January 1, 2007, 2006 and 2005 is as follows:

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2006..................................  $6,211,853
  Adjustments to beginning Capital and Surplus:
     Federal income taxes.......................................     (79,156)
     Goodwill...................................................       2,146
     Asset admissibility........................................       5,841
     Expense recognition........................................      14,637
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....     (56,532)
  ----------------------------------------------------------------------------
  Balance at January 1, 2007, as adjusted.......................  $6,155,321
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2005..................................  $5,049,651
  Adjustments to beginning Capital and Surplus:
     Asset admissibility........................................      (3,482)
     Foreign translation adjustment.............................     102,290
     Federal income taxes.......................................     (43,270)
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....      55,538
  ----------------------------------------------------------------------------
  Balance at January 1, 2006, as adjusted.......................  $5,105,189
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2004, as amended......................  $3,339,340
  Adjustments to beginning Capital and Surplus:
     Asset realization..........................................    (229,448)
     Revenue recognition........................................     (65,075)
     Federal income taxes.......................................      82,539
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....    (211,984)
  ----------------------------------------------------------------------------
  Balance at January 1, 2005, as adjusted.......................  $3,127,356
  ============================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

Foreign translation adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Asset realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see
Note 9).

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2007 and 2006.

                                                2007                    2006
--------------------------------------------------------------------------------------
                                        Carrying   Statutory    Carrying   Statutory
                                         Amount    Fair Value    Amount    Fair Value
--------------------------------------------------------------------------------------
Assets:
   Bonds.............................. $15,843,721 $16,075,222 $14,844,987 $15,146,927
   Common stocks......................   3,139,327   3,529,455   3,304,355   3,684,898
   Preferred stocks...................     613,732     610,622     587,471     588,334
   Other invested assets..............   1,943,313   1,943,313   1,509,651   1,509,651
   Securities lending collateral......     279,774     279,774     203,323     203,323
   Cash and short-term investments....     442,029     442,029     293,792     293,792
   Equities in underwriting pools and
     associations.....................   1,211,817   1,211,817     858,614     858,614
Liabilities:
   Securities lending payable......... $   304,398 $   304,398 $   203,323 $   203,323
   Collateral deposit liability.......     354,916     354,916     613,043     613,043
   Payable for securities.............       3,331       3,331     110,581     110,581
--------------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

    . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*.

    . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

    . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The carrying value of all other financial instruments approximates fair value.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2007 and 2006 are outlined in the table below:

------------------------------------------------------------------------------------------------
                                                                 Gross      Gross       NAIC
                                                    Amortized  Unrealized Unrealized   Market
                                                      Cost       Gains      Losses     Value*
------------------------------------------------------------------------------------------------
As of December 31, 2007
   U.S. governments............................... $   331,397  $  9,847   $   114   $   341,130
   All other governments..........................     843,820    13,464       248       857,036
   States, territories and possessions............   2,729,603    53,167     2,240     2,780,530
   Political subdivisions of states, territories
     and possessions..............................   3,320,639    66,000     1,435     3,385,204
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   6,935,227   118,715    23,268     7,030,674
   Public utilities...............................      79,320       948        66        80,202
   Industrial and miscellaneous...................   1,603,715     7,578    10,847     1,600,446
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2007....... $15,843,721  $269,719   $38,218   $16,075,222
================================================================================================
As of December 31, 2006
   U.S. governments............................... $   331,819  $  1,828   $ 2,571   $   331,076
   All other governments..........................   1,195,804     5,207     3,017     1,197,994
   States, territories and possessions............   2,320,995    45,984       928     2,366,051
   Political subdivisions of states, territories
     and possessions..............................   3,319,677    79,061       796     3,397,942
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   7,052,116   172,223     1,204     7,223,135
   Public utilities...............................      45,542       186       460        45,268
   Industrial and miscellaneous...................     579,034    10,772     4,345       585,461
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2006....... $14,844,987  $315,261   $13,321   $15,146,927
================================================================================================

As of December 31, 2007 and 2006, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $16,278,092 and $15,167,455, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of bonds at December 31, 2007, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-----------------------------------------------------------------
                                           Amortized  NAIC Market
                                             Cost       Value*
-----------------------------------------------------------------
   Due in one year or less............... $   810,320 $   811,360
   Due after one year through five years.     805,676     812,394
   Due after five years through ten
     years...............................   2,730,632   2,780,088
   Due after ten years...................  10,990,744  11,165,965
   Mortgaged-backed securities...........     506,349     505,415
-----------------------------------------------------------------
   Total bonds........................... $15,843,721 $16,075,222
=================================================================

Proceeds from sales and gross realized gains and gross realized losses were as follows:

For the years ended December 31,         2007                  2006                  2005
--------------------------------------------------------------------------------------------------
                                              Equity                Equity                Equity
                                   Bonds    Securities   Bonds    Securities   Bonds    Securities
--------------------------------------------------------------------------------------------------
     Proceeds from sales........ $4,142,868 $2,980,634 $4,370,165 $3,151,915 $3,278,300 $2,703,032
     Gross realized gains.......     83,609    191,600      6,407    222,465     31,404    132,690
     Gross realized losses......     17,451    151,981     21,502    105,248     17,304     91,050
--------------------------------------------------------------------------------------------------

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The cost or amortized cost and NAIC market value* of the Company's common and preferred stocks as of December 31, 2007 and 2006 are set forth in the table below:

                                              December 31, 2007
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated....... $  498,958 $1,447,794  $138,650  $1,808,102    $2,310    $1,805,792
   Non-affiliated...  1,057,784    331,241    55,490   1,333,535        --     1,333,535
----------------------------------------------------------------------------------------
       Total........ $1,556,742 $1,779,035  $194,140  $3,141,637    $2,310    $3,139,327
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $     --  $       --    $   --    $       --
   Non-affiliated...    613,732         --     3,110     610,622        --       613,732
----------------------------------------------------------------------------------------
       Total........ $  613,732 $       --  $  3,110  $  610,622    $   --    $  613,732
========================================================================================

                                              December 31, 2006
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated....... $  610,842 $1,517,992  $60,010   $2,068,824     $--      $2,068,824
   Non-affiliated...    991,365    266,605   22,439    1,235,531      --       1,235,531
----------------------------------------------------------------------------------------
       Total........ $1,602,207 $1,784,597  $82,449   $3,304,355     $--      $3,304,355
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $    --   $       --     $--      $       --
   Non-affiliated...    577,109     11,225       --      588,334      --         587,471
----------------------------------------------------------------------------------------
       Total........ $  577,109 $   11,225  $    --   $  588,334     $--      $  587,471
========================================================================================

As of December 31, 2007 and 2006, the Company held derivative investments of $(289) and $0, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2007 and 2006 is set forth in the table below:

                                                        12 Months or Less   Greater than 12 Months         Total
------------------------------------------------------------------------------------------------------------------------
                                                        Fair     Unrealized  Fair      Unrealized    Fair     Unrealized
Description of Securities                               Value      Losses    Value       Losses      Value      Losses
------------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
------------------------
   U. S. governments................................. $   12,878  $    98   $    406    $     16   $   13,284  $    114
   All other governments.............................     13,210      151     24,004          97       37,214       248
   States, territories and possessions...............    191,194    1,574     57,650         666      248,844     2,240
   Political subdivisions of states, territories and
     possessions.....................................    241,561    1,435         69          --      241,630     1,435
   Special revenue...................................  1,313,469   23,258      4,269          10    1,317,738    23,268
   Public utilities..................................      1,786        1     11,762          65       13,548        66
   Industrial and miscellaneous......................    719,728   10,065     99,735         782      819,463    10,847
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  2,493,826   36,582    197,895       1,636    2,691,721    38,218
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................      9,991    2,813    110,276     135,837      120,267   138,650
   Non-affiliated....................................    426,898   55,490         --          --      426,898    55,490
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    436,889   58,303    110,276     135,837      547,165   194,140
------------------------------------------------------------------------------------------------------------------------
   Preferred Stock...................................     15,904    3,110         --          --       15,904     3,110
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    452,793   61,413    110,276     135,837      563,069   197,250
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $2,946,619  $97,995   $308,171    $137,473   $3,254,790  $235,468
========================================================================================================================
As of December 31, 2006:
------------------------
   U. S. governments................................. $  101,082  $   767   $ 73,937    $  1,804   $  175,019  $  2,571
   All other governments.............................    683,798    1,753     57,405       1,264      741,203     3,017
   States, territories and possessions...............    135,854      161     64,833         767      200,687       928
   Political subdivisions of states, territories and
     possessions.....................................     80,117      277     35,991         519      116,108       796
   Special revenue...................................    289,115      808     39,210         396      328,325     1,204
   Public utilities..................................      1,236       14     18,342         446       19,578       460
   Industrial and miscellaneous......................     68,790      458    108,020       3,887      176,810     4,345
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  1,359,992    4,238    397,738       9,083    1,757,730    13,321
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................     51,933   11,938    192,596      48,072      244,529    60,010
   Non-affiliated....................................    137,829   17,626     90,656       4,813      228,485    22,439
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $1,549,754  $33,802   $680,990    $ 61,968   $2,230,744  $ 95,770
========================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events; or

As of December 31, 2007, the Company has both the ability and intent to hold these investments to recovery.

The Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $16,271, $17,934 and $972 during 2007, 2006 and 2005, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $14,097, $776 and $2,542 in 2007, 2006 and 2005, respectively.

During 2007, 2006 and 2005, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

    ------------------------------------------------------------------------
    For the years ended December 31,                    2007    2006   2005
    ------------------------------------------------------------------------
    JC Flowers........................................ $ 6,017 $   -- $   --
    Electra European Fund ll..........................   2,619     --     --
    ATV VI............................................   1,604     --     --
    TH Lee Putnam.....................................   1,000     --     --
    Morgan Stanley III................................   1,032     --  1,684
    Gresham Global Investment Fund ll K4..............      --  2,559     --
    Items less than $1.0 million......................   1,820  1,051     11
    ------------------------------------------------------------------------
       Total.......................................... $14,092 $3,610 $1,695
    ========================================================================

As of December 31, 2007 and 2006, securities with a market value of $298,033 and $199,380, respectively, were on loan. The Company receives cash collateral in an amount in excess of the fair value of the securities lent. The affiliated lending agent monitors the daily fair value of securities lent with respect to the collateral value and obtains additional collateral as necessary to ensure that collateral is maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities lent. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


responsibility for the investment and control of such collateral. The securities lending transactions are accounted for as secured borrowings as required by SSAP No. 91. The decline in the fair value of the investments in the securities lending collateral account has been reported as a non-admitted asset in the financial statements presented herein.

In response to the lack of liquidity for certain investments in the current market environment, new securities lending collateral cash flow is being directed into short-term investments, and the level of liquidity in the securities lending collateral program has been increased significantly by repositioning to short-term investments (predominantly overnight commercial paper and time deposits). This repositioning resulted in the sale of certain long-term investments, primarily mortgage-backed bonds, in the third quarter of 2007, which generated the pretax realized losses. While these mortgage-backed bonds generally continued to be performing and highly rated, their liquidity and fair value was adversely affected by recent events in the mortgage-backed securities market. The Company's ultimate parent, AIG, deposited funds in the collateral custodial account equal to the pretax realized losses due to sales incurred between August 1 and December 31, 2007, and the Company recorded their allocated portion of such funds as capital contributions totaling $1,945. AIG has agreed to make additional contributions up to an aggregate limit of $500,000 to offset losses incurred by its insurance subsidiaries from securities lending collateral investments. Management expects that the higher level of liquidity currently maintained in the collateral will allow the Company to hold investments that are currently in an unrealized loss position until they can reasonably be expected to recover their value.

Securities carried at an amortized cost of $2,973,267 and $2,565,608 were deposited with regulatory authorities as required by law as of December 31, 2007 and 2006, respectively.

During 2007, 2006 and 2005, included in Net Investment Income Earned were investment expenses of $9,607, $7,329 and $7,139, respectively and interest expense of $99,036, $98,741 and $77,243, respectively.

The Company reported hybrid securities totaling $127,153 and $140,662 as of December 31, 2007 and 2006, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2007, 2006 and 2005 is set forth in the table below:

-----------------------------------------------------------------------------------------
                                                       2007         2006         2005
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year.... $12,754,581  $11,620,078  $ 9,357,799
Adjustments for prior period corrections..........          --           --     (165,738)
Incurred losses and LAE related to:
   Current accident year..........................   5,366,376    5,343,020    5,111,414
   Prior accident years...........................     (80,939)      66,978    1,393,640
-----------------------------------------------------------------------------------------
       Total incurred losses and LAE..............   5,285,437    5,409,998    6,505,054
-----------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year..........................  (1,436,644)  (1,265,788)  (1,284,778)
   Prior accident years...........................  (2,871,272)  (3,009,707)  (2,792,259)
-----------------------------------------------------------------------------------------
       Total paid losses and LAE..................  (4,307,916)  (4,275,495)  (4,077,037)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31,... $13,732,102  $12,754,581  $11,620,078
=========================================================================================

Estimated ultimate incurred losses and LAE attributable to insured events of prior years (decreased) increased by $(80,939), $66,978 and $1,393,640 during 2007, 2006 and 2005, respectively. For 2007, the Company experienced favorable loss and LAE reserve development primarily related to accident years 2004 through 2006, partially offset by adverse developments from accident years 2003 and prior. The favorable developments for accident year 2004 through 2006 were spread across many classes of business, primarily related to directors and officers' liability and related management liability classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006 and 2005, the Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors and officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $199,953, $198,524 and $188,050, respectively.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,987,568, $6,322,799 and $7,425,539, respectively (exclusive of inter-company pooling).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A. National Union Inter-company Pooling Agreement
   ----------------------------------------------

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------------------
                                                                             NAIC Co. Participation
Member Company                                                                 Code      Percent
---------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, PA.....................  19445       38.0%
American Home Assurance Company.............................................  19380       36.0%
Commerce and Industry Insurance Company (C&I)...............................  19410       10.0%
New Hampshire Insurance Company (NHIC)......................................  23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP)...................  19429        5.0%
AIG Casualty Company (formerly known as Birmingham Fire Insurance Company of
  Pennsylvania) (AIG Casualty)..............................................  19402        5.0%
AIU Insurance Company (AIUI)................................................  19399        1.0%
American International South Insurance Company..............................  40258        0.0%
Granite State Insurance Company.............................................  23809        0.0%
Illinois National Insurance Company.........................................  23817        0.0%
===================================================================================================

   American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

   Effective January 1, 2008 AIUI will cease to be a member of the Commercial Pool. Cessions from AIUI to the Commercial Pool will be run off and AIUI's 1% participation will be retroactively reduced to zero. The pooling participation of C&I will be retroactively increased to 11%.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. American International Underwriters Overseas Association Pooling Arrangement
   ----------------------------------------------------------------------------

   AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

 ------------------------------------------------------------------------------
                                                         NAIC Co. Participation
 Member Company                                            Code      Percent
 ------------------------------------------------------------------------------
 American International Underwriters Overseas, Limited..     --       67.0%
 New Hampshire Insurance Company........................  23841       12.0%
 National Union Fire Insurance Company of Pittsburgh, PA  19445       11.0%
 American Home Assurance Company........................  19380       10.0%
 ==============================================================================

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and
   (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2007 and 2006, the Company's interest in the AIUOA amounted to $1,211,817 and $858,614, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   ------------------------------------------------------------------------
   As of December 31,                                      2007      2006
   ------------------------------------------------------------------------
   Loss and LAE reserves..............................   $876,280  $778,277
   Unearned premium reserves..........................   $355,239  $337,926
   Funds held.........................................   $ 23,885  $ 17,712
   Ceded balances payable.............................   $103,406         +
   Reinsurance recoverable............................   $(39,825)        +
   Retroactive reinsurance............................   $   (967)        +
   ========================================================================

--------
+ Beginning December 31, 2007, the Company increased the accounts recorded in connection with AIUOA to facilitate the detailed reporting in Schedule F.

   Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2007 and 2006, the Company's interest in AIG Europe S.A. amounted to $29,541 and $32,575, respectively.

C. Guarantee Arrangements
   ----------------------

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The guarantees that were in effect as of December 31, 2007 are included in the table below:

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Date    Policyholder's   Invested   Estimated Policyholder's
Guaranteed Company                                              Issued    Obligations      Assets      Loss       Surplus
-----------------------------------------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc......................        11/05/97   $     96,532  $    135,374   $  --     $    64,747
American International Insurance Company...............        11/05/97        339,348       607,588      --         367,164
AIG Mexico Seguros Interamericana, S.A. de C.V.........        12/15/97        146,257        89,058      --          93,151**
American International Insurance Company of
  California, Inc......................................        12/15/97        299,821        46,504      --          23,448
American International Insurance Company of New
  Jersey...............................................        12/15/97        102,911        45,221      --          30,214
AIG Advantage Insurance Company (formerly Minnesota
  Ins. Co.)............................................        12/15/97         38,748        48,482      --          22,398
Landmark Insurance Company, Ltd. (UK).................. (++) * 03/02/98        249,656     1,003,935      --       3,278,309
AIG Europe S.A.........................................        03/02/98      3,140,742     1,788,335      --       1,207,946**
AIG Edison Life Insurance Company......................        09/15/98     20,585,832    21,803,000      --       2,253,372
AIG SunAmerica Life Assurance Company.................. (+) *  01/04/99      3,976,384     4,815,099      --       1,154,680
First SunAmerica Life Insurance Company................     *  01/04/99      5,217,065     5,587,285      --         503,904
SunAmerica Life Insurance Company...................... (+) *  01/04/99     27,608,239    38,660,176      --       4,721,343
AIG Europe (Netherlands) N.V...........................        11/01/02        925,381       218,192      --         165,744**
American General Life Insurance Company................  (+)   03/03/03     30,797,466    29,036,959      --       3,206,772
American General Life and Accident Insurance
  Company..............................................        03/03/03      7,891,174     8,817,084      --         546,887
The United States Life Insurance Company of the City of
  NY...................................................        03/03/03      4,326,164     4,954,397      --         510,596
The Variable Annuity Life Insurance Company............  (+)   03/03/03     29,260,035    33,967,669      --       3,631,737
AIG Czech Republic Posjistovna, A.S....................        03/03/03              5            --      --          30,860**
Lloyd's Syndicate 1414.................................            (+++)       454,396       898,412      --         203,632**
-----------------------------------------------------------------------------------------------------------------------------
Total guarantees.......................................                   $135,456,156  $152,522,770   $  --     $22,016,904
=============================================================================================================================

--------
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.
+++ Guarantees issued on 12/15/04 and 1/20/05 were terminated on 10/31/07.
    Guarantee issued on 11/1/02 is still in effect.
* The guaranteed company is also backed by a support agreement issued by AIG. ** Policyholders' surplus is based on local GAAP financial statements.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


D. Investments in Affiliates

   As of December 31, 2007 and 2006, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2007 balance is net of $2,310 of non-admitted balances.

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost    December 31,   Change in Equity
Affiliated Common Stock Investments     Percent     2007            2007             2007
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   64,747        $  (4,865)
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         245,157         (155,861)
American International Realty
  Corporation.........................   31.47%     37,771          50,423            6,379
Eastgreen, Inc........................   13.42%     12,804           9,991           (4,231)
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445              --           (2,816)(a)
AIG Mexico Industrial, L.L.C..........   49.00%      8,725           8,959            6,517
American International Life Assurance
  Company.............................    0.00%         --              --         (157,619)
American International Insurance
  Company.............................   25.00%     25,000          91,791            2,334
AIG Claim Service, Inc................    0.00%         --              --          (46,675)
Transatlantic Holdings, Inc...........   33.34%     34,068       1,226,758          178,435
21st Century Insurance Group..........   16.30%    240,668         107,966          (84,630)
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $498,958      $1,805,792        $(263,032)
===============================================================================================

--------
(a)  Balance not admitted

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost   December 31,    Change in Equity
Affiliated Common Stock Investments     Percent     2006           2006              2006
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   69,612         $  9,783
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         401,018           69,103
American International Realty
  Corporation.........................   31.47%     29,581          44,044           18,696
Eastgreen, Inc........................   13.42%     12,804          14,222              287
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445           2,816          (18,531)
AIG Mexico Industrial, L.L.C..........   49.00%      9,463           2,442            1,425
American International Life Assurance
  Company.............................   22.48%     70,387         157,619            1,090
American International Insurance
  Company.............................   25.00%     25,000          89,457           13,559
AIG Claim Service, Inc................   50.00%     48,962          46,675          (12,204)
Transatlantic Holdings, Inc...........   33.34%     34,055       1,048,323          (86,094)
21st Century Insurance Group..........   16.65%    240,668         192,596           16,041
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $610,842      $2,068,824         $ 13,155
===============================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see Note 2).

   The remaining equity interest in these investments, except for Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.3% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century and 21st Century requested that the New York Stock Exchange delist its shares. On December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century Insurance Group to certain of its other subsidiaries. The Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115,610 to the Company's June 30, 2007 policyholder's surplus.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2007 and 2006, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,368,930 and $1,032,694, respectively.

   During 2007, the Company realized gains of $130,801 from the sale of American International Life Assurance Company and AIG Domestic Claims.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


E. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2007 and 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2007 and 2006 and all capital contributions and dividends.

---------------------------------------------------------------------------------------------------
                                                   Assets Received by      Assets Transferred by
                                                       the Company              the Company
---------------------------------------------------------------------------------------------------
  Date of       Explanation of        Name of     Statement
Transaction      Transaction         Affiliate      Value   Description Statement Value Description
---------------------------------------------------------------------------------------------------
 03/19/07         Bond sale             NHIC      $ 28,555     Cash        $ 28,555        Bond
 03/19/07         Bond sale         AIG Casualty    67,801     Cash          67,801        Bond
 03/19/07         Bond sale             C&I         36,452     Cash          36,452        Bond
 03/19/07         Bond sale             ISOP        59,458     Cash          58,121        Bond
 03/19/07         Bond sale          Lexington     139,013     Cash         137,416        Bond
 03/23/07         Bond sale          AIG Excess     25,556     Cash          24,981        Bond
 03/30/07          Dividend            AIGCIG           --      --          500,000        Cash
 05/31/07          Dividend            AIGCIG           --      --           75,000        Cash
 12/03/07          Dividend            AIGCIG           --      --           40,000        Cash
 08/30/07   Purchase of investment     AIGSL       136,735     Bonds        138,478        Cash
 12/17/07   Sale of investment (1)      AIG        191,000     Cash         191,000     Investment
 12/17/07   Sale of investment (2) National Union   59,000     Cash          59,000     Investment
 10/24/07    Capital contribution      AIGCIG        1,840    In kind            --         --
 12/31/07    Capital contribution      AIGCIG          105    In kind            --         --
 12/31/07    Capital contribution       AIG        160,000    In kind            --         --

--------
(1)  Sale of American International Life Assurance Company to AIG
(2)  Sale of AIG Domestic Claims to National Union
AIGSL: AIG Security Lending

------------------------------------------------------------------------------------------
                                          Assets Received by      Assets Transferred by
                                             the Company               the Company
------------------------------------------------------------------------------------------
  Date of    Explanation of    Name of  Statement
Transaction   Transaction     Affiliate   Value    Description Statement Value Description
------------------------------------------------------------------------------------------
06/29/2006  Loan Satisfaction A100 LLC  $1,170,421    Cash           $--           n/a
06/29/2006  Loan Satisfaction  AIRCO    $  239,966    Cash           $--           n/a
------------------------------------------------------------------------------------------

   The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

   The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees incurred by the Company to these affiliates during 2007, 2006 and 2005 are outlined in the table below:

   ---------------------------------------------------------------------------
   For the years ended December 31,                  2007     2006     2005
   ---------------------------------------------------------------------------
   AIG Technology, Inc............................ $ 28,562 $ 24,562 $ 24,421
   AIG Global Investment Corp.....................    7,273    6,047    3,668
   AIG Domestic Claims, Inc.......................  109,925  117,231  117,437
   ---------------------------------------------------------------------------
   Total.......................................... $145,760 $147,840 $145,526
   ===========================================================================

   As of December 31, 2007 and 2006, short-term investments included amounts invested in the AIG Managed Money Market Fund of $126,534 and $100,915, respectively.

   Federal and foreign income taxes recoverable from AIG as of December 31, 2007 and 2006 amounted to $143,717 and $63,569, respectively.

   During 2007 and 2005, the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions as follows.

     ---------------------------------------------------------------------
     As of December 31,                               2007   2006   2005
     ---------------------------------------------------------------------
     Accounts receivable sold....................... $53,865 $--  $191,606
     Losses recorded................................   1,605  --     3,436
     ---------------------------------------------------------------------

   There were no premium receivable sales in 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   As of December 31, 2007 and 2006, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

     ----------------------------------------------------------------------
     As of December 31,                                   2007      2006
     ----------------------------------------------------------------------
     Balances with pool member companies............... $ 48,873 $1,449,305
     Balances less than 0.5% of admitted assets........  103,311     98,281
     ----------------------------------------------------------------------
     Payable to parent, subsidiaries and affiliates.... $152,184 $1,547,586
     ======================================================================
     Balances with pool member companies............... $113,001 $1,434,952
     Balances less than 0.5% of admitted assets........    2,694     49,603
     ----------------------------------------------------------------------
     Receivable from parent, subsidiaries and
       affiliates...................................... $115,695 $1,484,555
     ======================================================================

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. On March 31, 2006 the insured entered into a receivable sale agreement with A.I. Credit Corporation. (a wholly owned AIG subsidiary) to purchase the insured's March 2006 to March 2010 receivables of $117,000 for $100,000. On June 8, 2008 the insured entered into a further receivable sale agreement with A.I. Credit Corporation to purchase the insured's June 2010 to March 2013 receivables of $130,000 for $97,321.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,          2007                    2006                     2005
---------------------------------------------------------------------------------------------------------
                                   Written     Earned      Written     Earned      Written      Earned
---------------------------------------------------------------------------------------------------------
 Direct premiums................ $ 6,744,997 $ 7,388,935 $ 7,514,507 $ 7,180,260 $ 6,522,919 $ 6,219,261
 Reinsurance premiums assumed:
    Affiliates..................  11,006,993  11,024,337  11,336,822  11,001,341  11,104,687  11,235,985
    Non-affiliates..............     173,756     107,304      48,750     243,681      23,903    (176,461)
---------------------------------------------------------------------------------------------------------
        Gross premiums..........  17,925,746  18,520,576  18,900,079  18,425,282  17,651,509  17,278,785
---------------------------------------------------------------------------------------------------------
 Reinsurance premiums ceded:
    Affiliates..................   9,049,872   9,598,801   9,833,954   9,534,749   9,252,497   9,022,390
    Non-affiliates..............   1,215,889   1,218,759   1,182,156   1,190,522   1,247,759   1,210,575
---------------------------------------------------------------------------------------------------------
        Net premiums............ $ 7,659,985 $ 7,703,016 $ 7,883,969 $ 7,700,011 $ 7,151,253 $ 7,045,820
=========================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2007 and 2006 with the return of the unearned premium reserve is as follows:

                      Assumed Reinsurance    Ceded Reinsurance            Net
---------------------------------------------------------------------------------------
                      Unearned              Unearned              Unearned
                      Premium   Commission  Premium   Commission  Premium    Commission
                      Reserves    Equity    Reserves    Equity    Reserves     Equity
--------------------------------------------------------------------------------------
December 31, 2007
   Affiliates....... $5,562,341  $646,155  $3,295,177  $372,259  $2,267,164   $273,896
   Non-affiliates...     78,003     9,061     493,629    55,766    (415,626)   (46,705)
--------------------------------------------------------------------------------------
   Totals........... $5,640,344  $655,216  $3,788,806  $428,025  $1,851,538   $227,191
======================================================================================
December 31, 2006
   Affiliates....... $5,579,685  $675,713  $3,844,106  $423,050  $1,735,579   $252,663
   Non-affiliates...     11,551     1,399     496,499    54,641    (484,948)   (53,242)
--------------------------------------------------------------------------------------
   Totals........... $5,591,236  $677,112  $4,340,605  $477,691  $1,250,631   $199,421
======================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

    -----------------------------------------------------------------------
                                         Unearned  Paid Losses Reserves for
                                         Premium       and      Losses and
                                         Reserves      LAE         LAE
    -----------------------------------------------------------------------
    December 31, 2007
       Affiliates...................... $3,295,177  $195,333   $15,139,495
       Non-affiliates..................    493,629   405,240     2,668,848
    -----------------------------------------------------------------------
       Total........................... $3,788,806  $600,573   $17,808,343
    =======================================================================
    December 31, 2006
       Affiliates...................... $3,844,106  $ 82,387   $14,899,524
       Non-affiliates..................    496,499   405,856     2,873,315
    -----------------------------------------------------------------------
       Total........................... $4,340,605  $488,243   $17,772,839
    =======================================================================

The Company's unsecured reinsurance recoverables as of December 31, 2007 in excess of 3.0% of its capital and surplus is set forth in the table below:

  ---------------------------------------------------------------------------
                                                         NAIC Co.
  Reinsurer                                                Code     Amount
  ---------------------------------------------------------------------------
  Affilliates:
     National Union Pool................................          $15,376,524
     American International Underwriters Overseas, Ltd..     --       422,355
     American International Insurance Company...........  32220       395,324
     Transatlantic Reinsurance Company..................  19453       275,284
     New Hampshire Indemnity Company....................  23833       165,096
     AIG Global Trade and Political Risk Insurance Co...  10651       149,420
     American International Life Assurance Co. NY (US)..  60607        25,395
     United Guaranty Insurance Company..................  11715        11,406
     Hartford Steam Boiler Inspection and Insurance Co..  11452         9,316
     Audubon Insurance Company..........................  19933         6,563
     AIG Excess Liability Insurance Company, Ltd........  10932         2,629
     Ascot Syndicate Lloyds 1414........................     --         1,520
     AIUOA..............................................     --         1,314
     AIG General Ins Co (Thailand) (F/Universal)........     --         1,271
     Other affiliates below $1.0 million................     --         4,537
  ---------------------------------------------------------------------------
         Total affiliates...............................          $16,847,954
  ---------------------------------------------------------------------------
     Swiss Re Group.....................................     --       248,811
  ---------------------------------------------------------------------------
         Total non affiliates...........................              248,811
  ---------------------------------------------------------------------------
     Total affiliates and non affiliates................          $17,096,765
  ===========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company reported in its Statements of Income $144, $12,318 and $43,141, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0, $0 and $(1,710), respectively, less losses incurred of $144, $12,318 and $41,431, respectively, as a result of commutations with the following reinsurers:

    -----------------------------------------------------------------------
    Company                                            2007  2006    2005
    -----------------------------------------------------------------------
    Trenwick America.................................. $ -- $ 8,280 $    --
    Alea Group........................................   --   2,432      --
    SCOR Reinsurance Company..........................   --      --  42,442
    Other reinsurers below $1 million.................  144   1,606     699
    Total............................................. $144 $12,318 $43,141
    =======================================================================

As of December 31, 2007 and 2006, the Company had reinsurance recoverables on paid losses in dispute of $81,670 and $78,472, respectively.

During 2007, 2006 and 2005, the Company wrote-off reinsurance recoverables balances of $13,734, $30,849 and $65,282, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2007 and 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

  ---------------------------------------------------------------------------
                                            2007                 2006
  ---------------------------------------------------------------------------
                                     Assumed     Ceded    Assumed     Ceded
  ---------------------------------------------------------------------------
  Reserves transferred:

     Initial reserves.............. $ 216,347  $453,727  $ 216,347  $453,727
     Adjustments--prior year(s)....  (173,698)  (25,147)  (171,243)  (33,563)
     Adjustments--current year.....    15,598    16,474     (2,455)    8,416
  ---------------------------------------------------------------------------
     Balance as of December 31,....    58,247   445,054     42,649   428,580
  ---------------------------------------------------------------------------

  Paid losses recovered:

     Prior year(s).................    19,407   367,297     12,212   355,120
     Current year..................     8,354    12,448      7,195    12,177
  --------------------------------------------------------------------------
     Total recovered as of
       December 31,................    27,761   379,745     19,407   367,297
  --------------------------------------------------------------------------
     Carried reserves as of
       December 31,................ $  30,486  $ 65,309  $  23,242  $ 61,283
  ==========================================================================
  Consideration paid or received:

     Initial reserves.............. $ 201,597  $276,437  $ 201,597  $276,437
     Adjustments--prior year(s)....  (180,015)  (14,331)  (180,000)  (18,869)
     Adjustments--current year.....       133       431        (15)    4,538
  --------------------------------------------------------------------------
     Total paid as of December 31,. $  21,715  $262,537  $  21,582  $262,106
  ==========================================================================

                                     Assumed     Ceded    Assumed     Ceded
  --------------------------------------------------------------------------
  Special surplus from
    retroactive reinsurance:

     Initial surplus gain or loss
       realized.................... $      --  $ 47,559  $      --  $ 47,559
     Adjustments--prior year(s)....        --     2,289         --    20,548
     Adjustments--current year.....        --      (515)        --   (18,260)
  --------------------------------------------------------------------------
     Balance as of December 31,
       2007........................ $      --  $ 49,333  $      --  $ 49,847
  ==========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2007, is set forth in the table below:

                                                        2007            2006
----------------------------------------------------------------------------------
Reinsurer                                          Assumed  Ceded  Assumed  Ceded
----------------------------------------------------------------------------------
   American International Reins. Co............... $    -- $44,140         $45,664
   American International Specialty Lines
     Insurance Company............................  26,275      --  17,247
   AXA Corporate Solutions........................      --   1,354
   Commerce and Industry Insurance Company of
     Canada.......................................   4,174      --   5,930
   Lyndon Property Ins. Company...................      --   1,142           1,780
   PEG Reinsurance Co.............................      --  13,978           8,830
   All other reinsurers less than $1.0 million....      37   4,695      65   5,009
----------------------------------------------------------------------------------
   Total.......................................... $30,486 $65,309 $23,242 $61,283
==================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the Company's deposit assets and liabilities were comprised of the following:

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2007:
   Direct........................................................ $     --  $ 95,122    $    --    $     --
   Assumed.......................................................       --    94,389     98,917          --
   Ceded.........................................................  751,468        --         --     695,928
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $751,468  $189,511    $98,917    $695,928
=============================================================================================================

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2006:
   Direct........................................................ $     --  $ 77,954    $    --    $     --
   Assumed.......................................................       --    94,342     94,279          --
   Ceded.........................................................  809,537        --         --     703,508
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $809,537  $172,296    $94,279    $703,508
=============================================================================================================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2007 and 2006 is set forth in the table below:

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                   Deposit     Deposit    Deposit      Deposit
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1                                              $ 809,537   $172,296   $1,336,343  $  486,910
   Deposit activity, including loss recoveries...................  (106,254)    17,935     (654,672)   (343,610)
   Interest income or expense, net of amortization of margin.....    39,148       (720)     113,438      28,996
   Non-admitted asset portion....................................     9,037         --       14,428          --
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $ 751,468   $189,511   $  809,537  $  172,296
================================================================================================================

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                  Funds Held Funds Held  Funds Held  Funds Held
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1............................................. $  94,279   $703,508   $  432,987  $1,006,426
   Contributions.................................................     4,664      1,016           --      60,915
   Withdrawals...................................................       (26)   (54,096)    (355,065)   (422,715)
   Interest......................................................        --     45,500       16,357      58,882
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $  98,917   $695,928   $   94,279  $  703,508
================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $611,039 and $630,370, respectively.

During 2007 and 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $50,593 and $406,719, respectively, and funds held on deposit accounting liability of $1,347 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets-$97,009, funds held on deposit accounting-$332,073, deposit accounting liability-$314,735 and funds held on deposit accounting liability-$82,054.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2007 and 2006, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2007 and 2006 are as follows:

   ------------------------------------------------------------------------
   As of December 31,                                    2007        2006
   ------------------------------------------------------------------------
   Gross deferred tax assets......................... $1,205,925  $1,236,352
   Gross deferred tax liabilities....................    526,581     351,266
   ------------------------------------------------------------------------
   Net deferred tax assets/liabilities...............    679,344     885,086
   Non-admitted deferred tax assets in accordance
     with SSAP No.10, income taxes...................    296,766     463,186
   ------------------------------------------------------------------------
   Net admitted deferred tax assets                   $  382,578  $  421,900
   ========================================================================
   Increase in non-admitted deferred tax assets
      Adjustment to December 31, 2006 Surplus........    (83,683)
   Change in non-admitted deferred tax
     assets-current year............................. $  250,103
   ------------------------------------------------------------------------
   Change in non-admitted deferred tax assets........ $  166,420
   ========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's current federal income tax expense (benefit) was comprised of the following:

-----------------------------------------------------------------------------------------
For the years ended December 31,                               2007     2006      2005
-----------------------------------------------------------------------------------------
Income tax expense (benefit) on net underwriting and net
  investment income......................................... $309,946 $261,144 $(252,358)
Federal income tax adjustment-prior year....................   38,413    2,119     9,311
-----------------------------------------------------------------------------------------
Current income tax expense (benefit)........................ $348,359 $263,263 $(243,047)
=========================================================================================

Income tax on realized capital gains........................ $ 29,141 $ 29,092 $  20,492
=========================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The composition of the Company's net deferred tax assets as of December 31, 2007 and 2006, and changes in deferred income taxes for 2007 is set forth in the table below:

-------------------------------------------------------------------------------------------------
As of December 31,                                                2007        2006       Change
-------------------------------------------------------------------------------------------------
Deferred Tax Assets...........................................
   Loss reserve discount...................................... $  402,282  $  476,856  $ (74,574)
   Non-admitted assets........................................    208,445     160,128     48,317
   Unearned premium reserve...................................    313,279     316,291     (3,012)
   Partnership adjustments....................................     40,925      33,192      7,733
   Bad debt...................................................    151,901     183,902    (32,001)
   Other temporary difference.................................     89,093      65,983     23,110
-------------------------------------------------------------------------------------------------
       Gross deferred tax assets..............................  1,205,925   1,236,352    (30,427)
     Non-admitted deferred tax assets.........................   (296,766)   (546,869)   250,103
     Non-admitted deferred tax assets-Adj to Dec 31 2006
       surplus................................................         --      83,683    (83,683)
-------------------------------------------------------------------------------------------------
       Admitted deferred tax assets...........................    909,159     773,166    135,993
-------------------------------------------------------------------------------------------------
Deferred tax liabilities......................................
   Unrealized capital gains...................................   (393,879)   (236,490)  (157,389)
   Deferred tax remediation-Adj to Dec 31, 2006 surplus.......         --     (83,683)    83,683
   Partnership adjustments....................................    (67,403)     (7,437)   (59,966)
   Other temporary differences................................    (65,299)    (23,656)   (41,643)
-------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
       Net admitted deferred tax assets....................... $  382,578  $  421,900  $ (39,322)
=================================================================================================
   Gross deferred tax assets.................................. $1,205,925  $1,236,352  $ (30,427)
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
   Net deferred tax assets.................................... $  679,344  $  885,086  $(205,742)
=================================================================================================
   Income tax effect of unrealized capital (gains)/losses.....                           157,389
   Income tax effect of unrealized capital (gains) / losses
     -remediation adjustments.................................                           (25,438)
-------------------------------------------------------------------------------------------------
   Change in net deferred income taxes........................                         $ (73,791)
=================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2007, 2006 and 2005 are as follows:

                                                            2007                   2006                  2005
---------------------------------------------------------------------------------------------------------------------
                                                     Amount    Tax Effect   Amount    Tax Effect   Amount   Tax Effect
---------------------------------------------------------------------------------------------------------------------
Income before federal income taxes and capital
  gain taxes...................................... $1,725,242  $ 603,835  $1,271,556  $ 445,045  $(408,280) $(142,898)
Book to tax adjustments:
   Tax exempt income and dividends received
     deduction, net of proration..................   (543,812)  (190,334)   (455,068)  (159,274)  (296,930)  (103,926)
   Intercompany dividends.........................     (5,993)    (2,097)    (21,938)    (7,678)   (11,240)    (3,934)
   Meals and entertainment........................      1,749        612          --         --         --         --
   Non-deductible penalties.......................      1,508        528          --         --         --         --
   Change in non-admitted assets..................   (138,048)   (48,317)    132,784     46,474    (54,557)   (19,095)
   Federal income tax adjustment--prior year......         --     55,224          --         --         --     (9,311)
   Remediation adjustments........................         --         --     (17,777)    (6,222)  (103,837)   (36,343)
   Change in tax reserves.........................         --         --          --         --         --    (21,763)
   Change in tax position.........................         --     31,840          --         --         --         --
   Foreign tax credits............................         --         --          --    (14,104)        --    (52,544)
   Other..........................................         --         --          --      1,384         --        631
---------------------------------------------------------------------------------------------------------------------
   Total book to tax adjustments..................   (684,596)  (152,544)   (361,999)  (139,420)  (466,564)  (246,285)
---------------------------------------------------------------------------------------------------------------------
Federal taxable income............................ $1,040,646  $ 451,291  $  909,557  $ 305,625  $(874,844) $(389,183)
=====================================================================================================================

Current federal income tax expense................             $ 348,359              $ 263,263             $(243,047)
Income tax on net realized capital gains..........                29,141                 29,092                20,492
Change in deferred income taxes...................                73,791                 13,270              (166,628)
                                                               ---------              ---------             ---------
Total federal income tax benefit..................             $ 451,291              $ 305,625             $(389,183)
                                                               =========              =========             =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

--------------------------------------------------------------------------------

     ----------------------------------------------------------------------
     Current year                                                 $ 225,980
     ------------                                                 ---------
     First preceding year........................................ $188,321
     ----------------------------------------------------------------------

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $231,602 during 2007 and $372,256 during 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

          ------------------------------------------------------------
          Gross unrecognized tax benefits at January 1,         2007
          ------------------------------------------------------------
             Increases in tax positions for prior years....... $ 3,527
             Decreases in tax positions for prior years.......  33,171
             Increases in tax positions for current years.....      --
             Lapse in statute of limitations..................      --
             Settlements......................................      --
          ------------------------------------------------------------
          Gross unrecognized tax benefits at December 31, 2007 $36,698
          ============================================================

At December 31, 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $36,698. The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $36,698.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007, the Company had accrued $727 and $6,868 respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized $6,141 of interest and penalties in the Statement of Income.

The Company does not believe that there will be a material change to the balance of unrecognized tax benefit within the next twelve months.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

                     Major Tax Jurisdictions Open Tax Years
                     --------------------------------------
                          United States.....   1997-2006

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A. Pension
   -------

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.

   --------------------------------------------------------
   As of December 31,                   2007       2006
   --------------------------------------------------------
   Fair value of plan assets........ $3,004,869 $2,637,415
   Less projected benefit obligation  2,719,971  2,673,615
   --------------------------------------------------------
   Funded status.................... $  284,898 $  (36,200)
   ========================================================

   The Company's share of net expense for the qualified pension plan was $5,001, $9,000 and $6,500 for the years ended December 31, 2007, 2006 and
   2005, respectively.

   The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2007 and 2006, the Company recorded in other liabilities its pension liabilities which amounted to $6,018 and $2,705, respectively.

B. Postretirement Benefit Plans
   ----------------------------

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over. AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
   (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences as of December 31, 2007 and 2006 were $190,417 and $184,884, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $310, $282 and $200 for the years ended December 31, 2007, 2006 and 2005, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2007, 2006 and 2005 are set forth in the table below:

   -------------------------------------------------------------------------
   As of December 31,                            2007      2006      2005
   -------------------------------------------------------------------------
      Discount rate...........................     6.50%     6.00%     5.50%
      Rate of compensation increase (average).     4.25%     4.25%     4.25%
      Measurement date........................ December  December  December
                                               31, 2007  31, 2006  31, 2005

      Medical cost trend rate.................      N/A       N/A       N/A
   =========================================================================

C. Stock Option and Deferred Compensation Plans
   --------------------------------------------

   Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2007, 2006 and 2005, AIG allocated $14,028, $6,242 and $2,177, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D. Post-employment Benefits and Compensated Balances
   -------------------------------------------------

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


E. Impact of Medicare Modernization Act on Post Retirement Benefits
   ----------------------------------------------------------------

   On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2007 is $3,677.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A. Capital and Surplus
   -------------------

The portion of unassigned surplus as of December 31, 2007 and 2006 represented by each item below is as follows:

   -------------------------------------------------------------------------
                                                       2007         2006
   -------------------------------------------------------------------------
   Unrealized gains................................ $2,030,455  $ 2,001,686
   Non-admitted asset values....................... $ (976,915) $(1,161,800)
   Provision for reinsurance....................... $ (115,844) $  (128,824)
   =========================================================================

   During 2005, the board of directors of AIG, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate
   Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

   During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. Risk-Based Capital Requirements
   -------------------------------

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2007 reporting period.

C. Dividend Restrictions
   ---------------------

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2007, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2007) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2007, the maximum dividend payment, which may be made without prior approval during 2008, is approximately $729,696.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   During 2007, the Company paid $615,000 in ordinary dividends to AIGCIG. Refer to Note 5E for additional information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 12 - CONTINGENCIES
-----------------------

A. Legal Proceedings
   -----------------

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000 plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court has stayed all proceedings pending an appeal by the intervening plaintiffs of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Plaintiffs) sued (i) The Robert Plan Corporation
   (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Plaintiffs; (ii) certain affiliates of RPC; and
   (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On
   March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Plaintiffs in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000 unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in rehabilitation with the Commissioner of the New Jersey Department of Banking and Insurance as rehabilitator, the AIG Parties believe that only the Commissioner - and not RPC - has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding.

   The AIG Plaintiffs believe RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

   On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (the
   Pool), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. AIG filed its answer on January 22, 2008. On February 5, 2008, following agreement of the parties, the court entered an order staying all proceedings; that stay was lifted on March 14, 2008. On March 17, 2008, AIG filed an amended answer, counterclaims, and third-party complaint against the Pool, its board members, and certain of the workers compensation carriers that are members of the Pool. The third-party complaint alleges claims under the Racketeering Influenced and Corrupt Organizations Act, in addition to conspiracy, fraud, and other state law claims. Discovery in this case has been stayed through June 17, 2008.

   A lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, was dismissed on March 28, 2008. The deadline for the plaintiffs to file a Notice of Appeal from this ruling is April 28, 2008.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. The complaint in the action was amended on March 24, 2008, and AIG's deadline to respond is April 14, 2008.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In early 2008, AIG was

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   informed that the Settlement Review Working Group had been disbanded in favor of a multi-state targeted market conduct exam focusing on workers compensation insurance, which is in progress.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

   The consolidated actions have proceeded in that court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the First Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the First Employee Benefits Complaint, and, together with the First Commercial Complaint, the multi-district litigation).

   The plaintiffs in the First Commercial Complaint were nineteen corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Insurance Company of the State of Pennsylvania, American International Insurance Company and The Hartford Steam Boiler Inspection and Insurance Company. The First Commercial Complaint also named ten brokers and fourteen other insurers as defendants (two of which have since settled). The First Commercial Complaint alleged that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The First Commercial Complaint also alleged that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the First Commercial Complaint alleged that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the First Employee Benefits Complaint were nine individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from August 26, 1994 to the date of any class certification. The First Employee Benefits Complaint named AIG, and certain of its subsidiaries, including American Home, as well as eleven brokers and five other insurers, as defendants. The activities alleged

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   in the First Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the First Commercial Complaint.

   On October 3, 2006, Judge Hochberg of the District of New Jersey reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss the multi-district litigation. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants in the two consolidated actions, filed renewed motions to dismiss on November 30, 2006. On February 16, 2007, the case was transferred to Judge Garrett E. Brown, Chief Judge of the District of New Jersey. On April 5, 2007, Chief Judge Brown granted the defendants' renewed motions to dismiss the First Commercial Complaint and First Employee Benefits Complaint with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days, later extended to 45 days, to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that were part of the multi-district litigation until any renewed motions to dismiss the amended complaints were resolved.

   A number of complaints making allegations similar to those in the First Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation proceeding. These efforts have generally been successful, although plaintiffs in one case pending in Texas state court have moved to re-open discovery; a hearing on that motion is scheduled for April 9, 2008. Notably, AIG has recently settled several of the various federal and state actions alleging claims similar to those in the multi-district litigation.

   Plaintiffs filed amended complaints in both In re Insurance Brokerage Antitrust Litigation (the Second Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Second Employee Benefits Complaint) along with revised particularized statements in both actions on May 22, 2007. The allegations in the Second Commercial Complaint and the Second Employee Benefits Complaint were substantially similar to the allegations in the First Commercial Complaint and First Employee Benefits Complaint, respectively. The complaints also attempted to add several new parties and delete others; the Second Commercial Complaint added two new plaintiffs and twenty seven new defendants (including three new AIG defendants), and the Second Employee Benefits Complaint added eight new plaintiffs and nine new defendants (including two new AIG defendants). The defendants filed motions to dismiss the amended complaints and to strike the newly added parties. The Court granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Second Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Second Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Second Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Second Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Second Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Several tag-along actions that were consolidated before Chief Judge Brown are still pending in the District Court. Those actions are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the Second Commercial Complaint and the Second Employee Benefits Complaint. On February 19, 2008, Appellants filed their appeal brief with the Third Circuit with respect to the Second Commercial Complaint, and Appellees filed their brief on April 7, 2008. Oral argument has not yet been scheduled in that appeal.

   On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Second Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007, and a hearing on the motion to dismiss is currently scheduled for April 29, 2008. Discovery is stayed in the case pending a ruling on the motion to dismiss or until May 15, 2008, whichever occurs first.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are occupationally ill or injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   jurisdictional ruling.

   On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The Court has preliminarily approved the settlement and payment of the settlement funds was made into an escrow account on February 8, 2008. The court will hold a final approval hearing on May 29, 2008. In the meantime, the appeal as to the other defendants remains pending. In the event that the settlement is not finally approved, AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not currently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves
   -----------------------------------

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

   The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

   The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2007, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                                             Asbestos Losses               Environmental Losses
-------------------------------------------------------------------------------------------------------------------
                                                      2007        2006        2005       2007      2006      2005
-------------------------------------------------------------------------------------------------------------------
Direct :
Loss and LAE reserves, beginning of year.......... $1,098,137  $1,087,625  $  693,044  $178,384  $288,676  $256,889
   Incurred losses and LAE........................     34,757     159,878     489,955      (468)  (75,819)   63,051
   Calendar year paid losses and LAE..............   (149,863)   (149,366)    (95,374)  (40,781)  (34,473)  (31,264)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year................ $  983,031  $1,098,137  $1,087,625  $137,135  $178,384  $288,676
===================================================================================================================
Assumed:
Loss and LAE reserves, beginning of year.......... $   97,344  $   97,399  $   90,162  $  4,948  $  6,561  $  6,626
   Incurred losses and LAE........................      5,160      14,332      14,722     1,386    (1,462)      830
   Calendar year paid losses and LAE..............    (12,849)    (14,387)     (7,485)     (401)     (151)     (895)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $   89,655  $   97,344  $   97,399  $  5,933  $  4,948  $  6,561
===================================================================================================================
Net of reinsurance:
Loss and LAE reserves, beginning of year.......... $  533,105  $  518,246  $  348,261  $ 92,210  $134,977  $142,025
   Incurred losses and LAE........................     10,155      83,696     209,273     1,691   (22,324)   16,410
   Calendar year paid losses and LAE..............    (79,170)    (68,837)    (39,288)  (22,273)  (20,443)  (23,458)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $  464,090  $  533,105  $  518,246  $ 71,628  $ 92,210  $134,977
===================================================================================================================

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                        Asbestos Losses         Environmental Losses
------------------------------------------------------------------------------------------------------
                                                     2007     2006     2005    2007    2006     2005
------------------------------------------------------------------------------------------------------
Direct basis...................................... $619,127 $736,453 $780,191 $56,093 $70,439 $126,306
Assumed reinsurance basis.........................   44,945   61,885   61,056   1,191     614    1,383
Net of ceded reinsurance basis....................  296,910  378,726  373,664  25,942  37,524   61,177

The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                       Asbestos Losses      Environmental Losses
--------------------------------------------------------------------------------------------------
                                                    2007    2006    2005    2007    2006    2005
--------------------------------------------------------------------------------------------------
Direct basis...................................... $68,792 $81,828 $86,688 $24,040 $30,189 $54,131
Assumed reinsurance basis.........................   6,570   6,876   6,784     351     263     593
Net of ceded reinsurance basis....................  34,565  42,081  41,518  10,958  16,082  26,219

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2007 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases
   ------

   The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $44,783, $38,451 and $34,816 in 2007, 2006 and 2005,
   respectively.

   At January 1, 2008, the minimum annual aggregate rental commitments are as follows:

          2008.............................................. $ 54,090
          2009..............................................   51,789
          2010..............................................   51,290
          2011..............................................   49,518
          2012..............................................   51,631
          Thereafter........................................  333,418
          -----------------------------------------------------------
             Total minimum lease payments................... $591,736
          ===========================================================

   Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

D. Other Contingencies
   -------------------

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2007, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2007, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $667,318, and included unrecorded loss contingencies of $802,835.

   As part of its private equity portfolio investment, as of December 31, 2007 the Company may be called upon for an additional capital investment of up to $667,318. The Company expects only a small portion of this portfolio will be called during 2008.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2007 and 2006, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,620,497 and $3,833,600, respectively. As of December 31, 2007 and 2006, the amount billed and recoverable on paid claims amounted to $289,629 and $332,913, respectively, of which $16,272 and $19,716, respectively, were non-admitted.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2007, 2006 and 2005, policyholder dividends amounted to $123, $1,344 and $19, respectively, and were reported as Other Gains in the accompanying statements of income.

As of December 31, 2007 and 2006, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

        ----------------------------------------------------------------
        Other Admitted Assets                         2007       2006
        ----------------------------------------------------------------
        Guaranty funds receivable or on deposit... $  18,468  $  18,220
        Loss funds on deposit.....................   103,439     92,573
        Outstanding loss drafts--suspense accounts   430,304    489,807
        Accrued recoverables......................        --      4,691
        Other.....................................    25,777      3,176
        Allowance for doubtful accounts...........  (395,847)  (429,224)
        ----------------------------------------------------------------
           Total other admitted assets............ $ 182,141  $ 179,243
        ================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2007 the Company's liability for insolvency assessments amounted to $39,027 with a related asset for premium tax credits of $18,468. Of the amount accrued, the Company expects to pay approximately $20,558 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,041 of premium tax offset credits and the associated liability in years two through five. The remaining $6,427 will be realized between years five and ten.

The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2007 and 2006, the Company had established an allowance for doubtful accounts of $395,847 and $429,224, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company recorded $89,886, $49,761 and $145,742, respectively, of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

As of December 31, 2007 and 2006, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

--------------------------------------------------------------------------------
Other liabilities                                               2007     2006
--------------------------------------------------------------------------------
Other liabilites............................................. $153,990 $107,092
Amounts withheld or retained by company for account of others   13,840   28,058
Loss clearing................................................   15,325   12,166
Policyholder funds on deposit................................   11,341   11,572
Liability for pension and severance pay......................    6,018    2,705
Remmittances and items not allocated.........................   39,116   37,240
Accrued retrospective premiums...............................   41,587   77,001
Accounts payable.............................................   24,852   23,743
Deferred commission earnings.................................   11,890   10,039
Service carrier liabilty.....................................    9,195    2,336
Retroactive reinsurance payable..............................   16,299  (14,859)
--------------------------------------------------------------------------------
Total other liabilties....................................... $343,453 $297,093
================================================================================

NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In January 2008, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2007 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2007 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2006 surplus position.

Refer to other subsequent events in Notes 5 and 11.

                           PART C: OTHER INFORMATION

ITEM 26.EXHIBITS

(a)  Board of Directors Resolution.

     (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (6)

     (2)  Form of Selling Group Agreement. (6)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1) Specimen Form of the "Platinum Investor(R) VIP" Variable Universal Life Insurance Policy, Sex Distinct version, Form No. 05604N. (18)

     (2) Specimen Form of the "Platinum Investor(R) VIP" Variable Universal Life Insurance Policy, Gender Neutral version, Form No. 05604NU. (18)

     (3)  Specimen Form of Accidental Death Benefit Rider, Form No. ADB 79-1E.
          (16)

     (4) Specimen Form of Children's Insurance Rider--Level Term Life Insurance (Children's Insurance Benefit Rider), Form No. CI 79-1E.
          (16)

     (5) Specimen Form of Extension of Maturity Date Rider, Accumulation Value version, Form No. 99110N. (12)

     (6) Specimen Form of Extension of Maturity Date Rider, Death Benefit version, Form No. 99111N. (12)

     (7) Form of Terminal Illness Accelerated Benefit Rider (Terminal Illness Rider) Form No. 91401N. (16)

     (8)  Specimen Form of Waiver of Monthly Deduction Rider, Form No. 82001N.
          (16)

     (9) Specimen Form of Monthly Guarantee Premium Rider for First 20 Years, Form No. 04720N. (18)

     (10) Specimen Form of Monthly Guarantee Premium Rider to Age 100, Form No. 04700N. (18)

     (11) Form of Guaranteed Minimum Withdrawal Benefit Rider, Form No. 05270N.
          (16)

     (12) Form of No Tobacco Use Incentive Endorsement, Form No.
          AGLC101287N-2004. (16)

     (13) Form of Term Life Insurance Benefit Rider (Spouse Term Rider), Sex Distinct version, Form No. 88390N. (16)

     (14) Form of Term Life Insurance Benefit Rider (Spouse Term Rider), Gender Neutral version, Form No. 88390NU. (16)

(e)  Applications.

     (1) Specimen Form of Life Insurance Application--Part A, Form No. AGLC100565-NY-2006. (19)

     (2) Specimen Form of Life Insurance Application--Part B, Form No. AGLC100566-NY-2006. (19)

     (3) Specimen Form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-NY-2006. (19)

     (4) Specimen Form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-NY-2006. (19)

     (5) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance, Form No. AGLC100440-33. (19)

     (6)  Form of In-Force Change Application, Form No. AGLC100386-33. (19)

     (7) Specimen Form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC101859NY REV 1007. (Filed herewith)

     (8) Specimen Form of Service Request Form, Form No. AGLC102219 REV 1007. (Filed herewith)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (1)

     (2) Copy of the Amended and Restated Bylaws of The United States Life Insurance Company in the City of New York dated July 25, 2002. (13)

(g)  Reinsurance Contracts.

     (1) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (17)

     (2) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (17)

     (3) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (17)

     (4) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re Life & Health America, Inc. (17)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (4)

     (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (11)

     (1)(c) Form of Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Equity Services Corporation. (18)

     (2)(a) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated. (13)

     (3)(a) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

     (3)(b) Form of Amendment No. 1 to Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (8)

     (4)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

     (5)(a) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (19)

     (6)(a) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (14)

     (6)(b) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (18)

     (7)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

     (7)(b) Form of Amendment No. 3 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. (18)

     (8)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (4)

     (8)(b) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

     (8)(c) Form of Amendment No. 3 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (18)

     (8)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and The United States Life Insurance Company in the City of New York, dated December 19, 2005. (17)

     (9)(a) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

     (9)(b) Form of Amendment No. 3 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (18)

     (10)(a)Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (13)

     (10)(b)Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (18)

     (11)(a)Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

     (11)(b)Form of Amendment No. 2 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (17)

     (12)(a)Form of Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (17)

     (12)(b)Form of Amendment No. 2 to Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (18)

     (13)(a)Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (4)

     (14)(a)Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (13)

     (15)(a)Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (4)

     (15)(b)Form of Second Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and The Variable Annuity Life Insurance Company.
            (8)

     (15)(c)Form of Notice to the Parties and amended Schedule B under the Participation Agreement among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (18)

     (16)(a)Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc. (2)

     (16)(b)Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc.
            (7)

     (16)(c)Form of Amendment No. 4 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc.
            (18)

     (17)(a)Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York.
            (5)

     (17)(b)Form of Amendment No. 3 to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (18)

     (18)(a)Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004. (14)

     (19)(a)Form of Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective August 1, 2003. (13)

     (19)(b)Form of Amendment No. 1 to Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated.
            (13)

     (19)(c)Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (14)

     (20)(a)Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (13)

     (21)(a)Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

     (22)(a)Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (17)

     (22)(b)Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (17)

     (23)(a)Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and American General Equity Services Corporation. (17)

     (24)(a)Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (9)

     (24)(b)Form of Amendment No. 2 to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (18)

     (25)(a)Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

     (26)(a)Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

     (27)(a)Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (13)

     (27)(b)Form of Amendment No. 2 to Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (18)

     (28)(a)Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

     (29)(a)Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and The United States Life Insurance Company in the City of New York. (15)

     (30)(a)Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (12)

     (30)(b)Form of Amendment No. 1 to Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (18)

     (31)(a)Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1999. (13)

     (31)(b)Form of Amendment No. 2 to Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. (18)

     (32)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and The United States Life Insurance Company in the City of New York. (17)

     (33)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and The United States Life Insurance Company in the City of New York. (17)

     (34)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and The United States Life Insurance Company in the City of New York. (17)

     (35)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and The United States Life Insurance Company in the City of New York. (17)

     (36)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and The United States Life Insurance Company in the City of New York. (17)

     (37)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and The United States Life Insurance Company in the City of New York. (17)

     (38)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and The United States Life Insurance Company in the City of New York. (17)

     (39)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and The United States Life Insurance Company in the City of New York. (17)

     (40)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and The United States Life Insurance Company in the City of New York. (17)

     (41)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and The United States Life Insurance Company in the City of New York. (17)

     (42)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and The United States Life Insurance Company in the City of New York. (17)

     (43(a) Form of SEC Rule 22c-2 Information Sharing Agreement between
            Pioneer and The United States Life Insurance Company in the City of New York. (17)

     (44)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and The United States Life Insurance Company in the City of New York. (17)

     (45)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and The United States Life Insurance Company in the City of New York. (17)

     (46)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and The United States Life Insurance Company in the City of New York. (17)

     (47)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and The United States Life Insurance Company in the City of New York. (17)

     (48)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and The United States Life Insurance Company in the City of New York. (17)

(i)  Administrative Contracts.

     (1) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (14)

     (2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (15)

     (2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975. (15)

     (2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975. (15)

     (2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated December 30, 1998.
            (15)

     (2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (15)

     (2)(f) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (15)

     (2)(g) Form of Addendum No. 34 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (15)

     (2)(h) Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (15)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (18)

(k)  Legal Opinion.

     (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (18)

     (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (18)

(l)  Actuarial Opinion.

     (1) Opinion and Consent of The United States Life Insurance Company in the City of New York's actuary. (18)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2007. (17)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (18)

     (2) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Timothy Willis, Director, of American Home Assurance Company. (Filed herewith)
--------------------------------------------------------------------------------
(1)Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 15, 2002.

(11) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(12) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on June 16, 2004.

(13) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(14) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 2, 2005.

(15) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2006.

(16) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-137941) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 11, 2006.

(17) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(18) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137941) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(19) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 30, 2008

ITEM 27.DIRECTORS AND OFFICERS OF THE DEPOSITOR

                                 POSITIONS AND OFFICES WITH DEPOSITOR THE
  NAME AND PRINCIPAL             UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS               CITY OF NEW YORK
  ------------------             --------------------------------------------

  Rodney O. Martin, Jr.          Director and Chairman of the Board of
  2929 Allen Parkway             Directors
  Houston, TX 77019

  M. Bernard Aidinoff            Director
  Sullivan and Cromwell
  125 Broad Street
  New York, NY 10004

  David R. Armstrong             Director, President-AIG Benefit Solutions
  3600 Route 66                  Profit Center and Chief Executive
  Neptune, NJ 07754              Officer-AIG Benefit Solutions Profit Center

  Patrick J. Foley               Director
  569 N. Country Club Dr.
  Lake Worth, FL 33462

                                 POSITIONS AND OFFICES WITH DEPOSITOR THE
  NAME AND PRINCIPAL             UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS               CITY OF NEW YORK
  ------------------             --------------------------------------------
  Mary Jane B. Fortin            Director, Chief Financial Officer and
  2929 Allen Parkway             Executive Vice President
  Houston, TX 77019

  James A. Galli                 Director, Senior Vice President and
  70 Pine Street                 Chief Business Development Officer
  New York, NY 10270

  Cecil C. Gamwell III           Director
  419 West Beach Road
  Charlestown, RI 02813

  Jack R. Harnes                 Director
  70 Pine Street
  New York, NY 10270

  David L. Herzog                Director
  70 Pine Street
  New York, NY 10270

  Richard A. Hollar              Director, President-Life Profit Center and
  750 West Virginia Street       Chief Executive Officer-Life Profit Center
  Milwaukee, WI 53204

  John I. Howell                 Director
  Indian Rock Corporation
  263 Glenville Rd, 2nd Floor
  Greenwich, CT 06831

  David W. O'Leary               Director, President-Specialty Markets Group
  2929 Allen Parkway             and Chief Executive Officer-Specialty
  Houston, TX 77019              Markets Group

  Gary D. Reddick                Director and Executive Vice President
  2929 Allen Parkway
  Houston, TX 77019

  Christopher J. Swift           Director
  2929 Allen Parkway
  Houston, TX 77019

  Matthew Winter                 Director, President and Chief Executive
  2929 Allen Parkway             Officer
  Houston, TX 77019

                                 POSITIONS AND OFFICES WITH DEPOSITOR THE
  NAME AND PRINCIPAL             UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS               CITY OF NEW YORK
  ------------------             --------------------------------------------
  John Gatesman                  President-Affluent and Corporate Markets
  2727-A Allen Parkway           Group
  Houston, TX 77019

  Royce G. Imhoff, II            President-Independent Distribution
  2929 Allen Parkway
  Houston, TX 77019

  Dennis Roberts                 President-Independent Agency Group
  2929 Allen Parkway
  Houston, Texas 77019

  Richard C. Schuettner          President-AIG Life Brokerage Profit Center
  750 West Virginia Street
  Milwaukee, WI 53204

  Durr Sexton                    President-Annuity Profit Center
  2929 Allen Parkway
  Houston, TX 77019

  Robert E. Steele               President-Structured Settlements
  205 E. 10th Avenue
  Amarillo, TX 79101

  Don Ward                       President-Financial Institution Marketing
  2929 Allen Parkway             Group
  Houston, TX 77019

  Jeffrey H. Carlson             Executive Vice President and Chief
  2929 Allen Parkway             Information Officer
  Houston, TX 77019

  Rodney N. Hook                 Executive Vice President and Chief Risk
  3600 Route 66                  Officer-AIG Benefit Solutions Profit Center
  Neptune, NJ 07754

  Gary Parker                    Executive Vice President and Chief Product
  2929 Allen Parkway             Officer
  Houston, TX 77019

  Dan E. Trudan                  Executive Vice President and Chief
  2929 Allen Parkway             Operations Officer
  Houston, TX 77019

                                 POSITIONS AND OFFICES WITH DEPOSITOR THE
  NAME AND PRINCIPAL             UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS               CITY OF NEW YORK
  ------------------             --------------------------------------------
  Steven D. Anderson             Senior Vice President and Chief Financial
  2929 Allen Parkway             Officer-Life Profit Center
  Houston, TX 77019

  Erik A. Baden                  Senior Vice President, Strategic Marketing
  2929 Allen Parkway             and Business Development
  Houston, TX 77019

  Wayne A. Barnard               Senior Vice President and Illustration
  2929 Allen Parkway             Actuary
  Houston, TX 77019

  Robert M. Beuerlein            Senior Vice President and Chief and
  2727-A Allen Parkway           Appointed Actuary
  Houston, TX 77019

  Patricia A. Bosi               Senior Vice President
  3600 Route 66
  Neptune, NJ 07754

  Don Cummings                   Senior Vice President and Chief Accounting
  2727-A Allen Parkway           Officer
  Houston, TX 77019

  Robert M. Goldbloom            Senior Vice President-Terminal Funding,
  70 Pine Street                 Annuities
  New York, NY 10270

  William F. Guterding           Senior Vice President and Chief Underwriting
  70 Pine Street                 Officer
  New York, NY 10270

  Robert F. Herbert, Jr.         Senior Vice President
  2727-A Allen Parkway
  Houston, TX 77019

  Kyle L. Jennings               Senior Vice President and General Counsel
  2929 Allen Parkway
  Houston, TX 77019

  Althea R. Johnson              Senior Vice President
  2727 Allen Parkway
  Houston, TX 77019

                                 POSITIONS AND OFFICES WITH DEPOSITOR THE
  NAME AND PRINCIPAL             UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS               CITY OF NEW YORK
  ------------------             --------------------------------------------
  Glen D. Keller                 Senior Vice President
  2727-A Allen Parkway
  Houston, TX 77019

  Frank A. Kophamel              Senior Vice President
  2727-A Allen Parkway
  Houston, TX 77019

  Simon J. Leech                 Senior Vice President
  2727-A Allen Parkway
  Houston, TX 77019

  Mark R. McGuire                Senior Vice President
  2727 Allen Parkway
  Houston, TX 77019

  Laura W. Milazzo               Senior Vice President
  2727-A Allen Parkway
  Houston, TX 77019

  Lawrence J. O'Brien            Senior Vice President, Chief Marketing
  2929 Allen Parkway             Officer-Independent Agency Group
  Houston, TX 77019

  William J. Packer              Senior Vice President
  3600 Route 66
  Neptune, NJ 07754

  Barry Pelletteri               Senior Vice President
  3600 Route 66
  Neptune, NJ 07754

  John W. Penko                  Senior Vice President
  2727-A Allen Parkway
  Houston, TX 77019

  Michael W. Witwer              Senior Vice President
  3600 Route 66
  Neptune, NJ 07754

  Frederic R. Yopps              Senior Vice President
  750 W. Virginia Street
  Milwaukee, WI 53204

                                 POSITIONS AND OFFICES WITH DEPOSITOR THE
  NAME AND PRINCIPAL             UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS               CITY OF NEW YORK
  ------------------             --------------------------------------------
  Edward F. Bacon                Vice President
  2727-A Allen Parkway
  Houston, TX 77019

  Joan M. Bartel                 Vice President
  2727-A Allen Parkway
  Houston, TX 77019

  Walter E. Bednarski            Vice President, Treasurer and Controller
  3600 Route 66
  Neptune, NJ 07754

  Michael B. Boesen              Vice President
  2727-A Allen Parkway
  Houston, TX 77019

  Timothy H. Bolden              Vice President and Chief Compliance Officer
  2727-A Allen Parkway
  Houston, TX 77019

  Mark Bolding                   Vice President
  2727 Allen Parkway
  Houston, TX 77019

  David R. Brady                 Vice President
  70 Pine Street
  New York, NY 10270

  Stephen J. Brenneman           Vice President
  1 ALICO Plaza
  600 King Street
  Wilmington, DE 19801

  Robert W. Busby                Vice President and Actuary
  3600 Route 66
  Neptune, NJ 07754-1580

  David W. Butterfield           Vice President
  3600 Route 66
  Neptune, NJ 07754

  Mark E. Childs                 Vice President
  2727-A Allen Parkway
  Houston, TX 77019

                                 POSITIONS AND OFFICES WITH DEPOSITOR THE
  NAME AND PRINCIPAL             UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS               CITY OF NEW YORK
  ------------------             --------------------------------------------
  Shari Ciapka                   Vice President
  3600 Route 66
  Neptune, NJ 07754

  James Cortiglia                Vice President
  3600 Route 66
  Neptune, NJ 07754

  Joseph Diaz, Jr.               Vice President
  70 Pine Street
  New York, NY 10270

  Carolyn DiPalma                Vice President
  3600 Route 66
  Neptune, NJ 07754

  Steven A. Dmytrack             Vice President
  2929 Allen Parkway
  Houston, TX 77019

  Douglas M. Donnenfield         Vice President
  750 West Virginia Street
  Milwaukee, WI 53204

  Donna F. Fahey                 Vice President
  3600 Route 66
  Neptune, NJ 07754

  Farideh N. Farrokhi            Vice President and Assistant Secretary
  2727-A Allen Parkway
  Houston, TX 77019

  Kevin P. Fitzpatrick           Vice President and Real Estate Investment
  70 Pine Street                 Officer
  New York, NY 10270

  Richard L. Gravette            Vice President and Assistant Treasurer
  2727-A Allen Parkway
  Houston, TX 77019

  Kenneth J. Griesemer           Vice President
  3051 Hollis Drive
  Springfield, IL 62704

                                 POSITIONS AND OFFICES WITH DEPOSITOR THE
  NAME AND PRINCIPAL             UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS               CITY OF NEW YORK
  ------------------             --------------------------------------------
  Joel H. Hammer                 Vice President
  70 Pine Street
  New York, NY 10270

  Keith C. Honig                 Vice President
  1999 Avenue of the Stars
  Los Angeles, CA 90067

  Stephen D. Howard              Vice President
  2727-A Allen Parkway
  Houston, TX 77019

  Janna M. Hubble                Vice President
  2000 American General Center
  Nashville, TN 37250-0001

  Donald E. Huffner              Vice President and Real Estate Investment
  70 Pine Street                 Officer
  New York, NY 10270

  Karen M. Isaacs                Vice President
  3600 Route 66
  Neptune, NJ 07754

  Sharla A. Jackson              Vice President
  205 E. 10th Avenue
  Amarillo, TX 79101

  Wesley Jarvis                  Vice President
  3600 Route 66
  Neptune, NJ 07754

  Mark R. McGuire                Vice President
  2727 Allen Parkway
  Houston, TX 77019

  Randy J. Marash                Vice President
  3600 Route 66
  Neptune, NJ 07754

  David S. Martin                Vice President
  2929 Allen Parkway
  Houston, TX 77019

                                 POSITIONS AND OFFICES WITH DEPOSITOR THE
  NAME AND PRINCIPAL             UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS               CITY OF NEW YORK
  ------------------             --------------------------------------------
  W. Larry Mask                  Vice President, Real Estate Investment
  2929 Allen Parkway             Officer and
  Houston, TX 77019              Assistant Secretary

  Beverly A. Meyer               Vice President
  750 West Virginia Street
  Milwaukee, WI 53204

  Deanna D. Osmonson             Vice President and Chief Privacy Officer
  2727-A Allen Parkway
  Houston, TX 77019

  Rembert R. Owen, Jr.           Vice President, Real Estate Investment
  2929 Allen Parkway             Officer and
  Houston, TX 77019              Assistant Secretary

  Andrew J. Rasey                Vice President
  2727 Allen Parkway
  Houston, TX 77019

  Walter J. Rudecki, Jr.         Vice President
  2929 Allen Parkway
  Houston, TX 77019

  Dale W. Sachtleben             Vice President
  3051 Hollis Drive
  Springfield, IL 62704

  Imad A. Salman                 Vice President
  3600 Route 66
  Neptune, NJ 07754

  Edward M. Schmauder            Vice President
  3600 Route 66
  Neptune, NJ 07754

  Richard W. Scott               Vice President and Chief Investment Officer
  70 Pine Street
  New York, NY 10270

  Michael Sibley                 Vice President
  Walnut Glen Tower
  8144 Walnut Hill Lane
  Dallas, TX 75231

                                 POSITIONS AND OFFICES WITH DEPOSITOR THE
  NAME AND PRINCIPAL             UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS               CITY OF NEW YORK
  ------------------             --------------------------------------------
  Brian Smith                    Vice President, Finance
  3600 Route 66
  Neptune, NJ 07754

  T. Clay Spires                 Vice President and Tax Officer
  2727-A Allen Parkway
  Houston, TX 77019

  Dale Stewart                   Vice President and General Auditor
  2727-A Allen Parkway
  Houston, TX 77019

  Richard P. Vegh                Vice President
  3600 Route 66
  Neptune, NJ 07754

  Ronald Williams                Vice President
  3600 Route 66
  Neptune, NJ 07754

  Elizabeth M. Tuck              Secretary
  70 Pine Street
  New York, NY 10270

  Lauren W. Jones                Assistant Secretary
  2929 Allen Parkway
  Houston, TX 77019

ITEM 28.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file Number 001-08787, accession number 0000950123-08-002280, filed February 28, 2008.

                              SUBSIDIARIES OF AIG

                                                                        PERCENTAGE
                                                                         OF VOTING
                                                                        SECURITIES
                                                       JURISDICTION OF     HELD BY
                                                         INCORPORATION   IMMEDIATE
AS OF DECEMBER 31, 2007                                OR ORGANIZATION PARENT/(1)/
-----------------------                                --------------- -----------
  American International Group, Inc./(2)/                 Delaware             /(3)/
   AIG Capital Corporation                                Delaware          100
     AIG Capital India Private Limited                       India        99.99/(4)/
       AIG Global Asset Management Company
         (India) Private Limited                             India           99/(5)/
     AIG Consumer Finance Group, Inc.                     Delaware          100

                              SUBSIDIARIES OF AIG

                                                                              PERCENTAGE
                                                                               OF VOTING
                                                                              SECURITIES
                                                     JURISDICTION OF             HELD BY
                                                       INCORPORATION           IMMEDIATE
AS OF DECEMBER 31, 2007                              OR ORGANIZATION         PARENT/(1)/
-----------------------                              ---------------         -----------
       AIG Bank Polska S.A.                                  Poland             99.92
       AIG Credit SA                                         Poland               100
       Compania Financiera Argentina S.A.                 Argentina               100
     AIG Credit Corp.                                      Delaware               100
       A.I. Credit Consumer Discount Company           Pennsylvania               100
       A.I. Credit Corp.                              New Hampshire               100
       AICCO, Inc.                                         Delaware               100
       AICCO, Inc.                                       California               100
       AIG Credit Corp. of Canada                            Canada               100
       Imperial Premium Funding, Inc.                      Delaware               100
     AIG Equipment Finance Holdings, Inc.                  Delaware               100
       AIG Commercial Equipment Finance, Inc.              Delaware               100
         AIG Commercial Equipment Finance
          Company, Canada                                    Canada               100
       AIG Rail Services, Inc.                             Delaware               100
     AIG Finance Holdings, Inc.                            New York               100
       AIG Finance (Hong Kong) Limited                    Hong Kong               100
     American General Finance, Inc.                         Indiana               100
       American General Auto Finance, Inc.                 Delaware               100
       American General Finance Corporation                 Indiana               100
         Merit Life Insurance Co.                          Indiana                100
         MorEquity, Inc.                                    Nevada                100
          Wilmington Finance, Inc.                         Delaware               100
         Ocean Finance and Mortgages Limited               England                100
         Yosemite Insurance Company                        Indiana                100
         CommoLoCo, Inc.                                Puerto Rico               100
     American General Financial Services of
       Alabama, Inc.                                       Delaware               100
     AIG Global Asset Management Holdings
       Corp.                                               Delaware               100
       AIG Asset Management Services, Inc.                 Delaware               100
       AIG Capital Partners, Inc.                          Delaware               100
       AIG Equity Sales Corp.                              New York               100
       AIG Global Investment Corp.                       New Jersey               100
       AIG Global Real Estate Investment
         Corp.                                             Delaware               100
       AIG Securities Lending Corp.                        Delaware               100
       Brazos Capital Management, L.P.                     Delaware               100
     International Lease Finance Corporation             California             67.23/(6)/
   AIG Egypt Insurance Company S.A.E.                         Egypt             90.05/(7)/
   AIG Federal Savings Bank                                     USA               100
   AIG Financial Advisor Services, Inc.                    Delaware               100
     AIG Global Investment (Luxembourg) S.A.             Luxembourg               100
   AIG Financial Products Corp.                            Delaware               100
     AIG Matched Funding Corp.                             Delaware               100
     Banque AIG                                              France                90/(8)/
   AIG Funding, Inc.                                       Delaware               100
   AIG Global Trade & Political Risk
     Insurance Company                                   New Jersey               100
   AIG Israel Insurance Company Ltd.                         Israel             50.01
   AIG Kazakhstan Insurance Company                      Kazakhstan                60
AIG Life Holdings (International) LLC                      Delaware               100
     AIG Star Life Insurance Co., Ltd.                        Japan               100

                              SUBSIDIARIES OF AIG

                                                                              PERCENTAGE
                                                                               OF VOTING
                                                                              SECURITIES
                                                      JURISDICTION OF            HELD BY
                                                        INCORPORATION          IMMEDIATE
AS OF DECEMBER 31, 2007                               OR ORGANIZATION        PARENT/(1)/
-----------------------                               ---------------        -----------
   American International Reinsurance
     Company, Ltd.                                          Bermuda               100
     AIG Edison Life Insurance Company                        Japan                90/(9)/
     American International Assurance
       Company, Limited                                   Hong Kong               100
     American International Assurance
       Company (Australia) Limited                        Australia               100
     American International Assurance
       Company (Bermuda) Limited                            Bermuda               100
       American International Assurance Co.
         (Vietnam) Limited                                  Vietnam               100
       Tata AIG Life Insurance Company
         Limited                                              India                26
     Nan Shan Life Insurance Company, Ltd.                   Taiwan             95.27
AIG Life Holdings (US), Inc.                                  Texas               100
   AGC Life Insurance Company                              Missouri               100
     AIG Annuity Insurance Company                            Texas               100
     AIG Life Holdings (Canada), ULC                         Canada               100
       AIG Assurance Canada                                  Canada               100
       AIG Life Insurance Company of Canada                  Canada               100
     AIG Life of Bermuda, Ltd.                              Bermuda               100
     AIG Life Insurance Company                            Delaware               100
     American General Life and Accident
       Insurance Company                                  Tennessee               100
       Volunteer Vermont Holdings, LLC                      Vermont               100
         Volunteer Vermont Reinsurance
          Company                                           Vermont               100
       American General Life Insurance
         Company                                              Texas               100
         AIG Enterprise Services, LLC                     Delaware                100
         American General Annuity Service
          Corporation                                        Texas                100
         American General Life Companies, LLC             Delaware                100
         The Variable Annuity Life Insurance
          Company                                            Texas                100
          AIG Retirement Services Company                     Texas               100
     American International Life Assurance
       Company of New York                                 New York               100
     American General Bancassurance
       Services, Inc.                                      Illinois               100
     American General Property Insurance
       Company                                            Tennessee             51.85/(10)/
       American General Property Insurance
         Company of Florida                                 Florida               100
   The United States Life Insurance Company
     in the City of New York                               New York               100
American General Assurance Company                         Illinois               100
   American General Indemnity Company                      Illinois               100
   American General Investment Management
     Corporation                                           Delaware               100
   American General Realty Investment
     Corporation                                              Texas               100
   Knickerbocker Corporation                                  Texas               100
AIG Life Insurance Company of Puerto Rico               Puerto Rico               100
AIG Life Insurance Company (Switzerland) Ltd.           Switzerland               100
AIG Liquidity Corp.                                        Delaware               100
AIG Privat Bank AG                                      Switzerland               100
AIG Property Casualty Group, Inc.                          Delaware               100
   AIG Commercial Insurance Group, Inc.                    Delaware               100
     AIG Aviation, Inc.                                     Georgia               100
     AIG Casualty Company                              Pennsylvania               100
     AIG Risk Management, Inc.                             New York               100
     AIU Insurance Company                                 New York                52/(11)/
       AIG General Insurance Company China
         Limited                                              China               100
       AIG General Insurance (Taiwan) Co.,
         Ltd.                                                Taiwan               100
     American Home Assurance Company                       New York               100

                              SUBSIDIARIES OF AIG

                                                                   PERCENTAGE
                                                                    OF VOTING
                                                                   SECURITIES
                                                  JURISDICTION OF     HELD BY
                                                    INCORPORATION   IMMEDIATE
AS OF DECEMBER 31, 2007                           OR ORGANIZATION PARENT/(1)/
-----------------------                           --------------- -----------
   AIG General Insurance (Malaysia) Berhad              Malaysia       100
   AIG Hawaii Insurance Company, Inc.                     Hawaii       100
     American Pacific Insurance Company, Inc.             Hawaii       100
   American International Realty Corp.                  Delaware      31.5/(12)/
   Pine Street Real Estate Holdings Corp.          New Hampshire     31.47/(13)/
   Transatlantic Holdings, Inc.                         Delaware     33.24/(14)/
     Transatlantic Reinsurance Company                  New York       100
     Putnam Reinsurance Company                         New York       100
     Trans Re Zurich                                 Switzerland       100
   American International Surplus Lines
     Agency, Inc.                                     New Jersey       100
   Audubon Insurance Company                           Louisiana       100
     Agency Management Corporation                     Louisiana       100
       The Gulf Agency, Inc.                             Alabama       100
     Audubon Indemnity Company                       Mississippi       100
   Commerce and Industry Insurance Company              New York       100
     American International Insurance Company           New York        50/(15)/
       AIG Advantage Insurance Company                 Minnesota       100
       American International Insurance
         Company of California, Inc.                  California       100
       American International Insurance
         Company of New Jersey                        New Jersey       100
   Commerce and Industry Insurance Company
     of Canada                                            Canada       100
   The Insurance Company of the State of
     Pennsylvania                                   Pennsylvania       100
   Landmark Insurance Company                         California       100
   National Union Fire Insurance Company of
     Pittsburgh, Pa                                 Pennsylvania       100
     AIG Domestic Claims, Inc.                          Delaware       100
     American International Specialty Lines
       Insurance Company                                Illinois        70/(16)/
     Lexington Insurance Company                        Delaware        70/(17)/
       AIG Centennial Insurance Company             Pennsylvania       100
       AIG Auto Insurance Company of New
         Jersey                                       New Jersey       100
       AIG Preferred Insurance Company              Pennsylvania       100
       AIG Premier Insurance Company                Pennsylvania       100
       AIG Indemnity Insurance Company              Pennsylvania       100
       JI Accident & Fire Insurance Company,
         Ltd.                                              Japan        50
     National Union Fire Insurance Company
       of Louisiana                                    Louisiana       100
     National Union Fire Insurance Company
       of Vermont                                        Vermont       100
     21st Century Insurance Group                       Delaware        32/(18)/
       21st Century Casualty Company                  California       100
       21st Century Insurance Company                 California       100
       21st Century Insurance Company of the
         Southwest                                         Texas       100
     AIG Excess Liability Insurance Company
       Ltd.                                             Delaware       100
       AIG Excess Liability Insurance
         International Limited                           Ireland       100
     New Hampshire Insurance Company                Pennsylvania       100
   AI Network Corporation                               Delaware       100
   AIG Europe, S.A.                                       France     70.48/(19)/
   American International Pacific Insurance
     Company                                            Colorado       100
   American International South Insurance
     Company                                        Pennsylvania       100
   Granite State Insurance Company                  Pennsylvania       100
   Illinois National Insurance Co.                      Illinois       100
   New Hampshire Indemnity Company, Inc.            Pennsylvania       100

                              SUBSIDIARIES OF AIG

                                                                   PERCENTAGE
                                                                    OF VOTING
                                                                   SECURITIES
                                                  JURISDICTION OF     HELD BY
                                                    INCORPORATION   IMMEDIATE
AS OF DECEMBER 31, 2007                           OR ORGANIZATION PARENT/(1)/
-----------------------                           --------------- -----------
       AIG National Insurance Company, Inc.             New York       100
     New Hampshire Insurance Services, Inc.        New Hampshire       100
   Risk Specialists Companies, Inc.                     Delaware       100
   HSB Group, Inc.                                      Delaware       100
   The Hartford Steam Boiler Inspection and
     Insurance Company                               Connecticut       100
   The Hartford Steam Boiler Inspection and
     Insurance Company of Connecticut                Connecticut       100
   HSB Engineering Insurance Limited                     England       100
     The Boiler Inspection and Insurance
       Company of Canada                                  Canada       100
   United Guaranty Corporation                    North Carolina     36.31/(20)/
   A.I.G. Mortgage Holdings Israel, Ltd.                  Israel     87.32
   E.M.I.--Ezer Mortgage Insurance Company,
     Ltd.                                                 Israel       100
   AIG United Guaranty Agenzia Di
     Assirazione S.R.L                                     Italy       100
   AIG United Guaranty Insurance (Asia)
     Limited                                           Hong Kong       100
   AIG United Guaranty Mexico, S.A.                       Mexico       100
   AIG United Guaranty Mortgage Insurance
     Company Canada                                       Canada       100
   AIG United Guaranty Re, Ltd.                          Ireland       100
   United Guaranty Insurance Company              North Carolina       100
   United Guaranty Mortgage Insurance Company     North Carolina       100
   United Guaranty Mortgage Insurance
     Company of North Carolina                    North Carolina       100
   United Guaranty Partners Insurance Company            Vermont       100
   United Guaranty Residential Insurance
     Company                                      North Carolina     75.03/(21)/
     United Guaranty Credit Insurance Company     North Carolina       100
     United Guaranty Commercial Insurance
       Company of North Carolina                  North Carolina       100
     United Guaranty Mortgage Indemnity
       Company                                    North Carolina       100
   United Guaranty Residential Insurance
     Company of North Carolina                    North Carolina       100
   United Guaranty Services, Inc.                 North Carolina       100
   AIG Marketing, Inc.                                  Delaware       100
   American International Insurance Company
     of Delaware                                        Delaware       100
  Hawaii Insurance Consultants, Ltd.                      Hawaii       100
   AIG Retirement Services, Inc.                        Delaware       100
   SunAmerica Life Insurance Company                     Arizona       100
   SunAmerica Investments, Inc.                          Georgia        70/(22)/
   AIG Advisor Group, Inc.                              Maryland       100
     AIG Financial Advisors, Inc.                       Delaware       100
       Advantage Capital Corporation                    New York       100
       American General Securities
         Incorporated                                      Texas       100
       FSC Securities Corporation                       Delaware       100
       Royal Alliance Associates, Inc.                  Delaware       100
   AIG SunAmerica Life Assurance Company                 Arizona       100
     AIG SunAmerica Asset Management Corp.              Delaware       100
       AIG SunAmerica Capital Services, Inc.            Delaware       100
   First SunAmerica Life Insurance Company              New York       100
   AIG Global Services, Inc.                       New Hampshire       100
   AIG Trading Group Inc.                               Delaware       100
   AIG International Inc.                               Delaware       100
   AIU Holdings LLC                                     Delaware       100

                              SUBSIDIARIES OF AIG

                                                                         PERCENTAGE
                                                                          OF VOTING
                                                                         SECURITIES
                                                        JURISDICTION OF     HELD BY
                                                          INCORPORATION   IMMEDIATE
AS OF DECEMBER 31, 2007                                 OR ORGANIZATION PARENT/(1)/
-----------------------                            -------------------- -----------
   AIG Central Europe & CIS Insurance
     Holdings Corporation                                      Delaware      100
   AIG Bulgaria Insurance and Reinsurance
     Company EAD                                               Bulgaria      100
   AIG Czech Republic pojistovna, a.s.                   Czech Republic      100
   AIG Memsa Holdings, Inc.                                    Delaware      100
   AIG Hayleys Investment Holdings (Private)
     Ltd.                                                     Sri Lanka       80
     Hayleys AIG Insurance Company Limited                    Sri Lanka      100
   AIG Iraq, Inc.                                              Delaware      100
   AIG Lebanon S.A.L.                                           Lebanon      100
   AIG Libya, Inc.                                             Delaware      100
   AIG Sigorta A.S.                                              Turkey      100
   Tata AIG General Insurance Company Limited                     India       26
   AIU Africa Holdings, Inc.                                   Delaware      100
   AIG Kenya Insurance Company Limited                            Kenya    66.67
   AIU North America, Inc.                                     New York      100
   American International Underwriters
     Corporation                                               New York      100
  American International Underwriters
   Overseas, Ltd.                                               Bermuda      100
   A.I.G. Colombia Seguros Generales S.A.                      Colombia       94/(23)/
   AIG Brasil Companhia de Seguros S.A.                          Brazil       50
   AIG Europe (Ireland) Limited                                 Ireland      100
   AIG General Insurance (Thailand) Ltd.                       Thailand      100
   AIG General Insurance (Vietnam) Company
     Limited                                                    Vietnam      100
   AIG MEMSA Insurance Company Limited             United Arab Emirates      100
   AIG UK Holdings Limited                                      England     82.8/(24)/
     AIG Germany Holding GmbH                                   Germany      100
       Wurttembergische und Badische
         Versicherungs-AG                                       Germany      100
       DARAG Deutsche Versicherungs-und
         Ruckversicherungs-Aktiengesellschaft                   Germany      100
   AIG UK Financing Limited                                     England      100
     AIG UK Sub Holdings Limited                                England      100
       AIG UK Limited                                           England      100
       AIG UK Services Limited                                  England      100
   AIG Takaful--Enaya B.S.C.                                    Bahrain      100
   American International Insurance Company
     of Puerto Rico                                         Puerto Rico      100
   Arabian American Insurance Company
     (Bahrain) E.C.                                             Bahrain      100
   La Meridional Compania Argentina de
     Seguros S.A.                                             Argentina      100
   La Seguridad de Centroamerica Compania de
     Seguros S.A.                                             Guatemala      100
   Richmond Insurance Company Limited                           Bermuda      100
   Underwriters Adjustment Company, Inc.                         Panama      100
   American Life Insurance Company                             Delaware      100
  AIG Life Bulgaria Zhivotozastrahovatelna
   Druzhestvo .A.D.                                            Bulgaria      100
   ALICO, S.A.                                                   France      100
   First American Polish Life Insurance and
     Reinsurance Company, S.A.                                   Poland      100
   Inversiones Interamericana S.A.                                Chile    99.99
   Pharaonic American Life Insurance Company                      Egypt    74.87/(25)/
   Unibanco AIG Seguros S.A.                                     Brazil    46.06/(26)/
  American Security Life Insurance Company,
   Ltd.                                                    Lichtenstein      100
  Delaware American Life Insurance Company                     Delaware      100

                              SUBSIDIARIES OF AIG

                                                                    PERCENTAGE
                                                                     OF VOTING
                                                                    SECURITIES
                                                   JURISDICTION OF     HELD BY
                                                     INCORPORATION   IMMEDIATE
 AS OF DECEMBER 31, 2007                           OR ORGANIZATION PARENT/(1)/
 -----------------------                           --------------- -----------
    Mt. Mansfield Company, Inc.                          Vermont        100
    The Philippine American Life and General
      Insurance Company                              Philippines      99.78
        Pacific Union Assurance Company...........    California        100
        Philam Equitable Life Assurance
          Company, Inc............................   Philippines         95
        Philam Insurance Company, Inc.............   Philippines        100

--------------------------------------------------------------------------------
(1)  Percentages include directors' qualifying shares.

(2) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on February 28, 2008. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

(3) The common stock is owned approximately 14.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. Greenberg and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.

(4)  Also owned 0.01 percent by AIG Global Investment Corp.

(5)  Also owned 1 percent by AIG Capital Corporation.

(6) Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.

(7)  Also owned 4.69 percent by AIG Memsa Holdings, Inc.

(8)  Also owned 10 percent by AIG Matched Funding Corp.

(9)  Also owned 10 percent by a subsidiary of American Life Insurance Company.

(10) Also owned 48.15 percent by American General Life and Accident Insurance Company.

(11) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of the Pittsburgh, Pa., and 8 percent by AIG Casualty Company.

(12) Also owned by 11 other AIG subsidiaries.

(13) Also owned by 11 other AIG subsidiaries.

(14) Also owned 25.78 percent by AIG.

(15) Also owned 25 percent by American Home Assurance Company and 25 percent by AIU Insurance Company.

(16) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

(17) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

(18) Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.

(19) 100 percent held together with AIG companies.

(20) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
     0.86 percent by The Insurance Company of the State of Pennsylvania.

(21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

(22) Also owned 30 percent by AIG Retirement Services, Inc.

(23) Also owned 3.24 percent by American International Underwriters de Colombia Ltd.

(24) Also owned 5.6 percent by American International Company, Limited,
     2.5 percent by AIG Europe (Ireland) Ltd., 8.5 percent by American International Underwriters Overseas Association and 0.6 percent by New Hampshire Insurance Company.

(25) Also owned 7.5 percent by AIG Egypt Insurance Company.

(26) Also owned 0.92 percent by American International Underwriters Overseas,
     Ltd.

       The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

       ITEM 29. INDEMNIFICATION

       Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30.PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for The United States Life Insurance Company in the City of New York Separate Account USL VA-R, which offers interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York affiliates.

(b) Management.

  NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
  BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
  ------------------             --------------------------------------------

  Matthew E. Winter              Director and Chairman of the Board of
  2929 Allen Parkway             Directors
  Houston, TX 77019

  Mark R. McGuire                Director and Senior Vice President
  2727 Allen Parkway
  Houston, TX 77019

  David W. O'Leary               Director, President and Chief Executive
  2929 Allen Parkway             Officer
  Houston, TX 77019

  NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
  BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
  ------------------             --------------------------------------------

  Larry Blews                    Vice President and Chief Compliance Officer
  2727-A Allen Parkway
  Houston, TX 77019

  Robert F. Herbert, Jr.         Vice President
  2727-A Allen Parkway
  Houston, TX 77019

  Deanna D. Osmonson             Vice President and Anti-Money Laundering
  2727 Allen Parkway             Compliance Officer
  Houston, TX 77019

  T. Clay Spires                 Vice President and Tax Officer
  2727-A Allen Parkway
  Houston, TX 77019

  Rhonda Washington              Treasurer and Controller
  2727 Allen Parkway
  Houston, TX 77019

  Elizabeth M. Tuck              Secretary
  70 Pine Street
  New York, NY 10270

  Amy Marie Cinquegrana          Assistant Secretary
  70 Pine Street
  New York, NY 10270

  Lauren W. Jones                Assistant Secretary
  2929 Allen Parkway
  Houston, TX 77019

  John D. Fleming                Assistant Treasurer
  2929 Allen Parkway
  Houston, TX 77019

  Barbara J. Moore               Assistant Tax Officer
  2919 Allen Parkway
  Houston, TX 77019

(c) Compensation From the Registrant.

                                                          COMPENSATION
                                                 NET        ON EVENTS
                                             UNDERWRITING  OCCASIONING
                                              DISCOUNTS   THE DEDUCTION
                                                 AND      OF A DEFERRED  BROKERAGE     OTHER
NAME OF PRINCIPAL UNDERWRITER                COMMISSIONS   SALES LOAD   COMMISSIONS COMPENSATION
-----------------------------                ------------ ------------- ----------- ------------
American General Equity Services Corporation      0             0            0           0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 70 Pine Street, New York, New York 10270, The United States Life Insurance Company in the City of New York's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

ITEM 32. MANAGEMENT SERVICES Not applicable.

ITEM 33. FEE REPRESENTATION

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of April, 2008.

                                                THE UNITED STATES LIFE
                                                INSURANCE COMPANY IN THE CITY
                                                OF NEW YORK SEPARATE ACCOUNT
                                                USL VL-R (REGISTRANT)

                                            BY: The United States Life Insurance
                                                Company in the City of New York
                                                (On behalf of the Registrant
                                                and itself)

                                            BY: ROBERT F. HERBERT, JR.
                                                -----------------------
                                                ROBERT F. HERBERT, JR.
                                                SENIOR VICE PRESIDENT

                                    USL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

SIGNATURE                 TITLE                        DATE
---------                 -----                        ----

RODNEY O. MARTIN, JR.     Director and Chairman of     April 29, 2008
-----------------------   the Board of Directors
RODNEY O. MARTIN, JR.

MATTHEW E. WINTER         Director, President and      April 29, 2008
-----------------------   Chief Executive Officer
MATTHEW E. WINTER

MARY JANE B. FORTIN       Director, Executive Vice     April 29, 2008
-----------------------   President and Chief
MARY JANE B. FORTIN       Financial Officer

M. BERNARD AIDINOFF       Director                     April 29, 2008
-----------------------
M. BERNARD AIDINOFF

DAVID R. ARMSTRONG        Director                     April 29, 2008
-----------------------
DAVID R. ARMSTRONG

PATRICK J. FOLEY          Director                     April 29, 2008
-----------------------
PATRICK J. FOLEY

JAMES A. GALLI            Director                     April 29, 2008
-----------------------
JAMES A. GALLI


-----------------------
CECIL C. GAMWELL, III     Director                     April __, 2008

                                    USL - 2

SIGNATURE                 TITLE                        DATE
---------                 -----                        ----

JACK R. HARNES            Director                     April 29, 2008
-----------------------
JACK R. HARNES

DAVID L. HERZOG           Director                     April 29, 2008
-----------------------
DAVID L. HERZOG

RICHARD A. HOLLAR         Director                     April 29, 2008
-----------------------
RICHARD A. HOLLAR

JOHN I. HOWELL            Director                     April 29, 2008
-----------------------
JOHN I. HOWELL

DAVID W. O'LEARY          Director                     April 29, 2008
-----------------------
DAVID W. O'LEARY

GARY D. REDDICK           Director                     April 29, 2008
-----------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT      Director                     April 29, 2008
-----------------------
CHRISTOPHER J. SWIFT



                                    USL - 3

                                                                     333-137941
                                                                      811-09359

                                  SIGNATURES

   American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2008.

                                            AMERICAN HOME ASSURANCE
                                            COMPANY

                                        BY: ROBERT S. SCHIMEK
                                            -----------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER

   This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                      TITLE                          DATE
---------                      -----                          ----

*KRISTIAN PHILIP MOOR          Director and Chairman          April 29, 2008
-------------------------
 KRISTIAN PHILIP MOOR

*JOHN QUINLAN DOYLE            Director and President         April 29, 2008
-------------------------
 JOHN QUINLAN DOYLE

*ROBERT S. SCHIMEK             Director, Chief Financial      April 29, 2008
-------------------------      Officer, Senior Vice
 ROBERT S. SCHIMEK             President, and Treasurer

*MERTON BERNARD AIDINOFF       Director                       April 29, 2008
-------------------------
 MERTON BERNARD AIDINOFF

*CHARLES H. DANGELO            Director                       April 29, 2008
-------------------------
 CHARLES H. DANGELO

*DAVID NEIL FIELDS             Director                       April 29, 2008
-------------------------
 DAVID NEIL FIELDS

*KENNETH VINCENT HARKINS       Director                       April 29, 2008
-------------------------
 KENNETH VINCENT HARKINS

*DAVID LAWRENCE HERZOG         Director                       April 29, 2008
-------------------------
 DAVID LAWRENCE HERZOG

*ROBERT EDWARD LEWIS           Director                       April 29, 2008
-------------------------
 ROBERT EDWARD LEWIS

*WIN JAY NEUGER                Director                       April 29, 2008
-------------------------
 WIN JAY NEUGER

*NICHOLAS SHAW TYLER           Director                       April 29, 2008
-------------------------
 NICHOLAS SHAW TYLER

*NICHOLAS CHARLES WALSH        Director                       April 29, 2008
-------------------------
 NICHOLAS CHARLES WALSH

*MARK TIMOTHY WILLIS           Director                       April 29, 2008
-------------------------
 MARK TIMOTHY WILLIS


 BY: ROBERT S. SCHIMEK
     ROBERT S. SCHIMEK
     ATTORNEY-IN-FACT


   (Exhibit (r)(2) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 26.EXHIBITS
--------                                           -

   (e)(7)        Specimen form of Variable Universal Life Insurance Supplemental
                 Application, Form No. AGLC101859NY REV1007.

   (e)(8)        Specimen form of Service Request Form, Form No. AGLC102219 REV 1007.

   (n)(1)        Consent of Independent Registered Public Accounting Firm,
                 PricewaterhouseCoopers LLP.

   (r)(2) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Timothy Willis, Director, of American Home Assurance
                 Company.

                                      E-1